ANNUAL REPORT

                                January 31, 2002


                                [GRAPHIC OMITTED]


                               TD Waterhouse Trust

                          Eight Portfolios to choose from:


                         o TD Waterhouse Bond Index Fund

                         o TD Waterhouse Dow 30 Fund

                         o TD Waterhouse 500 Index Fund

                         o TD Waterhouse Extended Market Index Fund

                         o TD Waterhouse Asian Index Fund

                         o TD Waterhouse European Index Fund

                         o TD Waterhouse Technology Fund

                         o TD Waterhouse Tax Managed Growth Fund


                                     [LOGO]

(C)2002 TD Waterhouse Investor Services, Inc. Member NYSE/SIPC. All rights reserved.



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                                            TD WATERHOUSE TRUST
                                    BOARD OF TRUSTEES AND EXECUTIVE OFFICERS


       TRUSTEES                                                                           EXECUTIVE OFFICERS
       GEORGE F. STAUDTER                        LAWRENCE J. TOAL                         GEORGE A. RIO*
       Director of Koger Equity, Inc.            President and CEO of                     President, Treasurer
       Independent Financial Consultant          Dime Bancorp, Inc.                       and Chief Financial Officer

       RICHARD W. DALRYMPLE                                                               CHRISTOPHER J. KELLEY*
       President of Teamwork                                                              Vice President and Secretary
       Management, Inc.

       *Affiliated person of the Distributor



                                         TD WATERHOUSE ASSET MANAGEMENT, INC.
                                       BOARD OF DIRECTORS AND EXECUTIVE OFFICERS


       DIRECTORS
       LAWRENCE M. WATERHOUSE, JR.               FRANK J. PETRILLI                        RICHARD H. NEIMAN
       Chairman                                  Chairman, President and                  Executive Vice President,
       TD Waterhouse Holdings, Inc.              Chief Executive Officer                  General Counsel and Secretary


       SENIOR OFFICERS
       DAVID A. HARTMAN                          B. KEVIN STERNS                          MICHELE R. TEICHNER
       Senior Vice President                     Executive Vice President                 Senior Vice President
       Chief Investment Officer                  Chief Financial Officer & Treasurer      Compliance, Administration
                                                                                          & Operations


                                                 SERVICE PROVIDERS


                  INVESTMENT MANAGER                         TRANSFER AGENT                     INDEPENDENT AUDITORS
          TD Waterhouse Asset Management, Inc.      National Investor Services Corp.              Ernst & Young LLP
                    100 Wall Street                          55 Water Street                     787 Seventh Avenue
                  New York, NY 10005                       New York, NY 10041                    New York, NY 10019

                    ADMINISTRATOR &                             CUSTODIAN                           LEGAL COUNSEL
                 SHAREHOLDER SERVICING                    The Bank of New York                   Shearman & Sterling
         TD Waterhouse Investor Services, Inc.              One Wall Street                     599 Lexington Avenue
                    100 Wall Street                        New York, NY 10286                    New York, NY 10022
                  New York, NY 10005
              Customer Service Department                      DISTRIBUTOR                  INDEPENDENT TRUSTEES COUNSEL
                    1-800-934-4448                       Funds Distributor, Inc.               Willkie Farr & Gallagher
                                                             60 State Street                     787 Seventh Avenue
                                                            Boston, MA 02109                     New York, NY 10019


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                               TD WATERHOUSE TRUST


DEAR SHAREHOLDER:

We are pleased to provide you with the annual report for the TD Waterhouse Trust (the "Trust") for the year ended January 31, 2002. The Trust includes the TD Waterhouse Bond Index Fund, TD Waterhouse Dow 30 Fund, TD Waterhouse 500 Index Fund, TD Waterhouse Extended Market Index Fund, TD Waterhouse Asian Index Fund, TD Waterhouse European Index Fund, TD Waterhouse Technology Fund and TD Waterhouse Tax Managed Growth Fund. Our Family of Funds is designed to offer you a wide range of investment options to build a diversified portfolio - a strategy we believe important for successful long-term investing.

Market Review 2001

It was another difficult year for global equity markets in 2001, as investors tried to decide what would have the biggest effect on corporate earnings and thus share prices - the positive influence of declining interest rates or the negative impact of slower economic growth. The main focus was on the U.S., which as the largest and most diversified economy in the world, is the most influential.

In particular, there was a close watch on the Federal Reserve Open Market Committee ("Federal Reserve") to see how far the central bank would go in lowering interest rates to help stimulate economic growth. The Federal Reserve indicated early that it was concerned about an economic slowdown and began to reduce short-term interest rates in January 2001. This set the stage for 11 rate cuts in total over the course of the year, taking interest rates to their lowest levels in 40 years.

As the year progressed, the flow of U.S. data continued to send mixed signals. The economy was clearly slowing as the manufacturing sector remained weak and unemployment moved higher. Yet key areas, such as consumer confidence and housing, were holding up reasonably well, providing some hope that the downturn would be relatively short and mild. Then, the economic outlook became bleaker in the wake of September 11th. It was feared the terrorist attacks and expected military retaliation could further erode business and consumer confidence and delay any recovery.

Despite the pervasive gloom overhanging the market, there was reason for optimism. The underpinnings for a stock market recovery - low interest rates, large amounts of cash on the sidelines and generally reasonable stock valuations
- remained in place after September 11th. In fact, central banks around the world, led by the Federal Reserve, moved quickly to ensure financial stability, injecting $100 billion into the financial system in short order after the attacks and adding more funds in the following days.

This action delivered a clear message that central bankers would take adequate measures to prevent the world economy from sliding into a deep and prolonged recession. Indeed, once investors became more confident that the war on terrorism was progressing favorably and the economy seemed poised for recovery in 2002, markets regained their composure and started an uneven recovery in the final quarter of the year.

Although equity markets struggled under the weight of weak economic data and poor corporate earnings, bonds gained on the back of this troubling news and the subsequent reduction in interest rates designed to combat it. It was the second year in a row that U.S. bonds outperformed U.S. stocks, and the second time in the past 30 years that U.S. equities have posted back-to-back yearly losses. These results highlight the importance of maintaining a balanced and diversified portfolio.

TD Waterhouse Bond Index Fund

The Bond Index Fund seeks to track closely the total return of a broad, market-weighted bond index, before Fund expenses. The Fund's principal strategy is to invest in a mix of investment-grade bonds consistent with those included in the Lehman Brothers Aggregate Bond Index ("Lehman Index"). The Lehman Index measures the overall performance of a broad representation of investment grade fixed income securities in the U.S., including government and corporate bonds.

The Fund posted a positive one-year return of 7.11%, after expenses, as of January 31, 2002. That compares with a 7.55% return for the Lehman Index for the same period. The result was a negative tracking error of -0.44% after Fund expenses*.

This tracking error should narrow as the Fund's assets grow. In addition, due to its small size, the Fund is currently overweighted in U.S. government securities as compared with the Lehman Index.

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As the economic  outlook  continues to improve,  the Federal Reserve will likely stop reducing interest rates and move its monetary policy to a neutral stance. Meanwhile, overall inflation is expected to remain subdued, given the declines in energy prices and the excess capacity in the economy. An environment of stable inflation and low interest rates should continue to favor the bond market in the near term.

TD Waterhouse Dow 30 Fund

The Dow Jones Industrial AverageSM ("DJIA"SM) ended the fiscal year down 8.89%, falling from 10,887 on January 31, 2001 to 9,920 on January 31, 2002. Over this period, the DJIA was volatile, fluctuating between a low of 8,236 and a high of 11,338. On a total return basis, which includes reinvested dividends, the period return for the DJIA was -7.24%.*

Your Fund had a total return for the same period of -7.57%, after expenses.* Since the investment objective of the Fund is to match the performance of the DJIA before Fund expenses, these results are consistent with this objective. We will continue to work diligently seeking to achieve the objective of the Fund and to provide our shareholders with an investment vehicle designed to closely emulate the performance of the DJIA.

Looking ahead for this year, the market's direction likely will be affected primarily by how quickly the economy and corporate profits bounce back from the low levels exhibited in 2001.

We believe the overall quality and underlying financial strength of the companies comprising the DJIA can provide a solid investment foundation for our shareholders' investments in the Fund.

TD Waterhouse 500 Index Fund

The 500 Index Fund seeks to track closely the total return of a benchmark index that measures the investment return of large-capitalization stocks before Fund expenses. The Fund invests primarily in the stocks included in the Standard & Poor's 500 Composite Stock Price Index in attempting to match the performance of that index.

The Fund posted a one-year return of -16.53%, after expenses, as of January 31, 2002, compared with a return of -16.15% for the S&P 500 Index for the same period. This resulted in a tracking error of -0.38% after fund expenses*.

The S&P 500 Index measures the overall performance of 500 of the largest U.S. stocks representing all major industries. Although the U.S. equity market rallied in the final months of the 2001 calendar year, led by technology and consumer cyclical stocks, these gains were not enough to offset the losses posted as of the end of September. Further declines in technology-related shares in 2001, as the tech-stock mania that peaked in 2000 continued to dissipate, were a key factor in the negative performance of the index and the Fund.

TD Waterhouse Extended Market Index Fund

The Extended Market Index Fund seeks to track closely the total return of a benchmark index that measures the investment return of mid- and small-capitalization stocks before Fund expenses. The Fund invests primarily in stocks included in the Wilshire 4500 Equity Index in attempting to match the performance of that index. The Fund posted a one-year return of -18.90%, after expenses, as of January 31, 2002, compared with a return of -15.69% for the Wilshire 4500 over the same period. This resulted in a tracking error of -3.21%*. We believe that this tracking error should narrow as the Fund's assets grow.

Further declines in technology-related shares in 2001, as the tech-stock mania that peaked in 2000 continued to dissipate, were a key factor in the negative performance of the index and the Fund.

TD Waterhouse Asian Index Fund

The Asian Index Fund seeks to track closely the total return of a benchmark index that measures the investment return of stocks of Pacific Basin companies before Fund expenses. The Fund invests primarily in stocks that comprise the MSCI(R) Pacific Index in attempting to match the performance of that index before Fund expenses. The Fund posted a one-year return of -31.00%, after expenses, as of January 31, 2002, compared with a return of -29.34% for the MSCI(R) Pacific Index over the same period. This resulted in a tracking error of -1.66%*. We believe that this tracking error should narrow as the Fund's assets grow.


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Most of the major  equity  markets  in Asia fell  during  the  fiscal  year,  as economies in the region felt the impact of the economic slowdown in the U.S. However, the outlook for most Asian economies is positive in light of the expected rebound in U.S. economic activity. Japan's economic performance remains extremely weak. Its persistent deflation continues to weigh on consumer spending and its banking system has yet to be restructured to reduce the burden of bad loans so that solvent banks have the ability to increase lending.

The MSCI(R) Pacific Index measures the overall performance of approximately 400 stocks of the equity markets in Japan, Hong Kong, Singapore, Australia and New Zealand. In mid-May, Morgan Stanley Capital International (MSCI) announced it was making changes to the way it constructed its international equity indices. For example, there will be broader market coverage of each country in the indices. These changes are to be phased in and completed by May 2002. In the meantime, MSCI has set up a "provisional index" incorporating the changes, which will become the only version of the index after May 2002. The Fund was reconfigured in the latter part of May 2001 to match the characteristics of the provisional index in order to seek to track its performance.

TD Waterhouse European Index Fund

The European Index Fund seeks to track closely the total return of a benchmark index that measures the investment return of stocks of European companies before Fund expenses. The Fund invests primarily in the stocks that comprise the MSCI(R) Europe Index in attempting to match the performance of that index. The Fund posted a one-year return of -25.03%, after expenses, as of January 31, 2002, compared with a return of -24.12% for the MSCI(R) Europe Index over the same period. This resulted in a -0.91% tracking error*.

The MSCI(R) Europe Index measures the overall performance of the stocks of more than 500 companies in 16 European countries in continental Europe, the U.K. and Scandinavia. In mid-May, Morgan Stanley Capital International (MSCI) announced it was making changes to the way it constructed its international equity indices. For example, there will be broader market coverage of each country in the indices. These changes are to be phased in and completed by May 2002. In the meantime, MSCI has set up a "provisional index" incorporating the changes, which will become the only version of the index after May 2002. The Fund was reconfigured in the latter part of May 2001 to match the characteristics of the provisional index in order to seek to track its performance.

Although most major equity markets in Europe fell during the fiscal year as global economic activity slowed, an anticipated rebound in economic growth led by the U.S. should provide a boost to corporate earnings growth over the next 12 months. Meanwhile, Europe remains committed to corporate restructuring and tax reform, which would also help improve the economy and support profits longer term.

TD Waterhouse Technology Fund

The Technology Fund seeks enhanced performance over a benchmark index that measures the investment return of technology stocks before Fund expenses. The Fund invests primarily in stocks representing a broad range of technology companies in attempting to outperform the Goldman Sachs Technology Index ("GSTI(R)").

Technology stocks rebounded from their lows of 2001 in the final months of the Fund's fiscal year, but the gains were not enough to offset losses encountered earlier in the year. As a result, the Fund posted a return of -40.50% versus -38.81% for the GSTI(R) for the 12 months ended January 31, 2002. Of small consolation, the Fund outperformed its competition, beating the Lipper Science and Technology Funds Average(1) by 3.74%*.

Most segments of technology suffered in the bear market that dominated the fiscal year. Networking stocks were hit hardest on weak prospects for capital spending by telecommunications service providers. The services sector was the lone bright spot, where stock holdings like Affiliated Computer Services and First Data turned in strong performance.

Technology-related shares continue to face challenges, such as excess capacity. However, we believe that the sector's fundamentals should improve gradually as we progress through 2002. We suspect that the combination of stronger global economies, leaner cost structures, and easier earnings comparisons should create an environment more favorable for these stocks.

TD Waterhouse Tax Managed Growth Fund

The Tax Managed Fund seeks long term capital appreciation while minimizing taxable distributions to shareholders.


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Stocks fell in the  12-month  period  ending  January 31,  2002,  as the economy slipped into a recession and investors reacted to the September 11 terrorist attacks. Reflecting the weak environment for large-cap growth stocks during this period, the Fund posted a return of -15.34%*. The after tax return was the same. However, the Fund outperformed the -16.14% return of the S&P 500 Index and the -22.04% of the Lipper Growth Funds Index(2).

An overweight in the consumer discretionary sector, along with good stock selection in this group, including specialty retailers Tiffany and Williams-Sonoma, helped Fund performance. Being underweight in information technology stocks in the latter part of the year, when the sector rallied, limited gains, but good stock selection in a difficult one-year period for technology helped the Fund outperform its benchmarks. The industrial and business services companies performed well, while underweighting the telecommunication services sector and avoiding utility stocks were also positives.

Investor confidence has been recently tested with the dramatic collapse of Enron Corp. and the precipitous share price declines of companies suspected of becoming "the next Enron." This has created opportunities for long-term investors to acquire stocks of what are perceived as good companies with promising prospects at attractive valuations. In addition, it affirms our belief that using rigorous research to find companies with a strong history of profitability and equally strong potential for future earnings growth is the best approach for those seeking long-term capital appreciation.

Outlook

As 2002 began, evidence of improving economic conditions was overshadowed by a flow of negative news. Irregular corporate accounting practices, bankruptcies and Argentina's economic crisis combined to weigh on share prices.

Utility stocks were particularly hard hit, especially in the U.S., as the market punished the whole group in the wake of the collapse of giant power trader Enron Corp. The telecommunications sector also came under critical review by investors after Global Crossing filed for bankruptcy in January. Investigations into the accounting practices of both companies are underway. Investors are starting to question the validity of company quarterly earnings reports in many sectors and are now putting corporate balance sheets and income statements under a microscope.

Encouraging, however, are positive economic data and comments from Federal Reserve Chairman Alan Greenspan on the outlook for the economy. U.S. consumer confidence reached its highest level in five months in January, while GDP (Gross Domestic Product) unexpectedly rose in the final quarter of 2001, fuelled by spending as consumers took advantage of great deals, especially in the auto sector, drawing down inventories.

Meanwhile, U.S. productivity in the fourth quarter of 2001 showed an impressive gain given that businesses cut workers' hours at the fastest pace in a decade to trim costs in the recession. This provides optimism that productivity gains in the last half of the 1990s may be sustained, allowing the economy to recover soon.

These positive signs prompted the Federal Reserve to leave short-term interest rates unchanged at its first policy meeting of 2002 and indicate in a statement accompanying its decision that it is cautiously optimistic the economy has regained its footing. "Signs that weakness in demand is abating and economic activity is beginning to firm have become more prevalent."

As the risk of the U.S. economy slipping back into recession has abated, we believe economic activity will gain momentum later this year. This, along with continued low interest rates thanks to tame inflation, should benefit stocks. A low interest rate and subdued inflation environment should also be supportive for bonds.

Sincerely,


/s/ Frank J. Petrilli

Frank J. Petrilli
President and Chief Operating Officer
TD Waterhouse Group, Inc.
March 7, 2002


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*    Performance  data  quoted   represents  past   performance.   As  with  all
     investments, past performance is no guarantee of future results. The return
     is  based  on  a  constant  investment  throughout  the  period,   includes
     reinvestment of dividends and reflects a net return to the shareholders after all expenses, inclusive of fee waivers. Without this waiver, the Fund's total return would have been lower. The returns shown for the various indices reflect the reinvestment of dividends but do not include any expenses, since an index has none. It is not possible to invest in an index. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. To obtain a prospectus which contains more
     information,   including   management   fees  and  expenses,   please  call
     1-800-934-4448. Please read it carefully prior to investing or sending money.

** The identification of any individual stock should not be construed as an investment recommendation. There can be no assurance that the Fund continues to hold any stock identified in this letter.

(1) The Lipper Science and Technology Funds Average measures the overall performance of the 30 largest qualifying funds in the science and technology fund category.

(2) The Lipper Growth Fund Index is comprised of the 30 largest qualifying funds in the Lipper Growth Funds Average. The Lipper Growth Funds Average measures the overall performance of funds that typically invest in companies whose earnings are expected, over the long term, to grow significantly faster than the earnings of companies represented in the major unmanaged stock indices.

An investment in the Fund is neither FDIC- Insured nor guaranteed by the U. S. Government and is not a deposit or obligation guaranteed by any bank and is subject to investment risk, including possible loss of the principal amount invested.

Distributor: Funds Distributor, Inc.


A WORD ABOUT THE S&P, MSCI(R)AND THE GSTI(R)INDEXES

The 500 Index Fund (the "Product") is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to TDWaterhouse Asset Management, Inc. (the "Licensee") is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Product. S&P has no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product or the timing of the issuance or sale of the Product or in the determination or calculation of the equation by which the Product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Each of the Asian Index Fund and the European Index Fund (the "Funds") is not sponsored, endorsed, sold or promoted by MSCI(R) or any affiliate of MSCI(R). Neither MSCI(R) nor any other party makes any representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in funds generally or in the Funds particularly or the ability of either the MSCI(R) Pacific Free Index or the MSCI(R) Europe Index to track the general stock market performance. MSCI(R) is the licensor of certain trademarks, service marks and trade names of MSCI(R) and each of the MSCI(R) Pacific Free Index or the MSCI(R) Europe Index, which are determined, composed and calculated by MSCI(R) without regard to the issuer of the Funds or the Funds. MSCI(R) has no obligation to take the needs of the issuer of the Funds or the owners of the Funds into consideration when determining, composing or calculating the MSCI(R) Pacific Free Index or the MSCI(R) Europe Index. MSCI(R) is not responsible for and has not participated in the determination of the timing of prices at, or quantities of the Funds to be issued or in the determination or calculation of the equation by which the Funds are redeemable for cash. Neither MSCI(R) nor any other party has any obligation or liability to owners of the Funds in connection with the administration, marketing or trading of the Funds.


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ALTHOUGH  MSCI(R)  SHALL OBTAIN  INFORMATION  FOR INCLUSION IN OR FOR USE IN THE
CALCULATION  OF THE INDEXES  FROM  SOURCES  WHICH  MSCI(R)  CONSIDERS  RELIABLE,
NEITHER  MSCI(R)  NOR  ANY  OTHER  PARTY   GUARANTEES  THE  ACURACY  AND/OR  THE
COMPLETENESS  OF THE INDEXES OR ANY DATA INCLUDED  THEREIN.  NEITHER MSCI(R) NOR
ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MSCI(R) NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED
WARRANTY,   AND  MSCI(R)   HEREBY   EXPRESSLY   DISCLAIMES   ALL  WARRANTIES  OF
MERCANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FORGOING, IN NO EVENT SHALL MSCI(R) OR ANY OTHER PARTY HAVE ANY LIABLITIY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Technology Fund (the "Fund") is not sponsored, endorsed, sold or promoted by Goldman, Sachs & Co. Goldman, Sachs & Co. makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the GSTI(R)Composite Index to track the technology stock market performance. Goldman, Sachs & Co.'s only relationship to TD Waterhouse Asset Management, Inc., and its Affiliates or the Fund is the licensing of certain trademarks and trade names of Goldman, Sachs & Co. and of GSTI(R)Composite Index, which is determined, composed and calculated by Goldman, Sachs & Co. without regard to TD Waterhouse Asset Management, Inc., and its Affiliates or the Fund. Goldman, Sachs & Co. has no obligation to take the needs of TD Waterhouse Asset Management, Inc., and its Affiliates, the Fund or the shareholders into consideration when determining, composing or calculating the GSTI(R)Composite Index. Goldman, Sachs & Co. is not responsible for and has not participated in the determination of prices and the amount of the Fund or the timing of the issuance or sale of shares of the Fund or in the determination or calculation of the redemption price per share. Goldman, Sachs & Co. has no obligation or liability in connection with the administration, marketing or trading of the Fund.

Goldman, Sachs & Co. does not guarantee the accuracy and/or completeness of the GSTI(R)Composite Index or any data included therein, and Goldman, Sachs & Co. hereby expressly disclaims any and all liability for any errors, omissions, or interruptions therein. Goldman, Sachs & Co. makes no warranty, express or implied, as to the results to be obtained by the Fund, the shareholders, or any other person or entity from use of the GSTI(R) Composite Index or any data included therein. Goldman, Sachs & Co. makes no expressed or implied warranty of merchantability or fitness for a particular purpose or use with respect to the GSTI(R)Composite Index or any data included therein. Without limiting any of the forgoing, Goldman, Sachs & Co. hereby expressly disclaims any and all liability for any special, punitive, or any consequential damages (including lost profits), even if notified of the possibility of such damages.



--------------------------------------------------------------------------------
8

--------------------------------------------------------------------------------
For the purpose of the graphs and tables, it has been assumed that (a) all recurring fees (including advisory fees) were deducted and (b) all dividends and distributions were reinvested. Certain of the Funds have a redemption fee (expressed as a percentage of the amount redeemed) that may be assessed if shares of such Funds are redeemed within 180 days of the purchase.

Each graph shows the growth of a $10,000 investment in the relevant Fund and in an appropriate broad-based securities market index for the same period. Past performance does not predict future results. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


                         TD WATERHOUSE BOND INDEX FUND


                               [GRAPHIC OMITTED]

                        Date                         Fund/Index                Fund/Index
                                   TD Waterhouse Bond Index Fund     U.S. Aggregate Bond Index (USD)
                   08/31/00                              $10,000                    $10,000
                   9/30/2000                             $10,076                    $10,063
                  10/31/2000                             $10,105                    $10,129
                  11/30/2000                             $10,274                    $10,296
                  12/31/2000                             $10,466                    $10,487
                   1/31/2001                             $10,619                    $10,658
                   2/28/2001                             $10,725                    $10,751
                   3/31/2001                             $10,795                    $10,804
                   4/30/2001                             $10,707                    $10,759
                   5/31/2001                             $10,755                    $10,824
                   6/30/2001                             $10,801                    $10,865
                   7/31/2001                             $11,036                    $11,108
                   8/31/2001                             $11,156                    $11,236
                   9/30/2001                             $11,358                    $11,366
                  10/31/2001                             $11,582                    $11,604
                  11/30/2001                             $11,402                    $11,444
                  12/31/2001                             $11,331                    $11,370
                   1/31/2002                             $11,374                    $11,462

                                                     Since Inception
Average Annual Total Returns as of 1/31/02          1 Year    (8/31/00)
--------------------------------------------------------------------------------
TD Waterhouse Bond Index Fund*                          7.11%      9.51%
Lehman Brothers Aggregate Bond Index(1)                 7.55%     10.10%

(1)  The Lehman Brothers  Aggregate Bond Index is a broad  representation of the
     investment-grade   fixed  income  market  in  the  U.S.  It  includes  U.S.
     government  and  corporate  debt  securities,  mortgage-  and asset- backed securities, and international U.S. dollar-denominated bonds. All securities contained in the Lehman  Brothers  Aggregate Bond Index have a minimum term to maturity of one year. The index's total returns include the reinvestment of all dividends,  but do not include the effect of operating expenses of a mutual fund.

*    Return before taxes.




                           TD WATERHOUSE DOW 30 FUND



                               [GRAPHIC OMITTED]


                        Date                         Fund/Index                Fund/Index
                                                     TD Waterhouse Dow 30      Dow Jones Industrial
                                                        Index Fund                Average Index


                       3/31/98                         $10,000                     $10,000
                       4/30/1998                       $10,301                     $10,304
                       5/31/1998                       $10,148                     $10,143
                       6/30/1998                       $10,220                     $10,214
                       7/31/1998                       $10,146                     $10,141
                       8/31/1998                        $8,638                      $8,629
                       9/30/1998                        $8,995                      $8,990
                      10/31/1998                        $9,858                      $9,854
                      11/30/1998                       $10,479                     $10,483
                      12/31/1998                       $10,571                     $10,571
                       1/31/1999                       $10,781                     $10,780
                       2/28/1999                       $10,748                     $10,746
                       3/31/1999                       $11,315                     $11,316
                       4/30/1999                       $12,473                     $12,480
                       5/31/1999                       $12,223                     $12,242
                       6/30/1999                       $12,720                     $12,734
                       7/31/1999                       $12,355                     $12,374
                       8/31/1999                       $12,590                     $12,606
                       9/30/1999                       $12,023                     $12,048
                      10/31/1999                       $12,492                     $12,512
                      11/30/1999                       $12,676                     $12,709
                      12/31/1999                       $13,423                     $13,447
                       1/31/2000                       $12,774                     $12,801
                       2/29/2000                       $11,836                     $11,873
                       3/31/2000                       $12,786                     $12,818
                       4/30/2000                       $12,568                     $12,605
                       5/31/2000                       $12,344                     $12,381
                       6/30/2000                       $12,264                     $12,308
                       7/31/2000                       $12,364                     $12,402
                       8/31/2000                       $13,201                     $13,249
                       9/30/2000                       $12,554                     $12,598
                      10/31/2000                       $12,937                     $12,985
                      11/30/2000                       $12,304                     $12,345
                      12/31/2000                       $12,750                     $12,795
                       1/31/2001                       $12,889                     $12,926
                       2/28/2001                       $12,442                     $12,489
                       3/31/2001                       $11,716                     $11,766
                       4/30/2001                       $12,746                     $12,797
                       5/31/2001                       $12,988                     $13,040
                       6/30/2001                       $12,505                     $12,559
                       7/31/2001                       $12,541                     $12,597
                       8/31/2001                       $11,879                     $11,943
                       9/30/2001                       $10,560                     $10,629
                      10/31/2001                       $10,845                     $10,915
                      11/30/2001                       $11,809                     $11,882
                      12/31/2001                       $12,023                     $12,100
                       1/31/2002                       $11,913                     $11,990


                                                     Since Inception
Average Annual Total Returns as of 1/31/02          1 Year    (8/31/00)
--------------------------------------------------------------------------------
TD Waterhouse Dow 30 Fund*                          -7.57%     4.73%
Dow Jones Industrial AverageSM(1)                   -7.24%     4.83%

(1) The Dow Jones Industrial AverageSM currently consists of 30 of the most widely held and actively traded stocks in the U.S. stock market. The stocks in the Dow Jones Industrial AverageSM represent large-capitalization companies that typically are dominant firms in their respective industries.
     The Dow Jones Industrial AverageSM is price-weighted, which means that essentially it includes one share of each of its component stocks. The index's total returns include the reinvestment of all dividends, but do not include the effect of operating expenses of a mutual fund.

*    Return before taxes.

+ For the three month period ended January 31, 2001. The Fund changed its fiscal year end from October 31 to January 31.



--------------------------------------------------------------------------------
                                                                               9


--------------------------------------------------------------------------------



                          TD WATERHOUSE 500 INDEX FUND



                               [GRAPHIC OMITTED]

                        Date                         Fund/Index                Fund/Index
                                         TD Waterhouse 500 Index            500 Composite Index

                       8/31/00                            $10,000                        $10,000
                       9/30/2000                          $9,460                         $9,472
                      10/31/2000                          $9,440                         $9,432
                      11/30/2000                          $8,750                         $8,688
                      12/31/2000                          $8,779                         $8,731
                       1/31/2001                          $9,050                         $9,041
                       2/28/2001                          $8,227                         $8,216
                       3/31/2001                          $7,706                         $7,696
                       4/30/2001                          $8,318                         $8,294
                       5/31/2001                          $8,368                         $8,349
                       6/30/2001                          $8,167                         $8,146
                       7/31/2001                          $8,077                         $8,066
                       8/31/2001                          $7,565                         $7,561
                       9/30/2001                          $6,953                         $6,951
                      10/31/2001                          $7,074                         $7,083
                      11/30/2001                          $7,615                         $7,626
                      12/31/2001                          $7,675                         $7,693
                       1/31/2002                          $7,554                         $7,581


                     Since Inception

Average Annual Total Returns as of 1/31/02          1 Year    (8/31/00)

TD Waterhouse 500 Index Fund*  -16.53%    -17.96%
Standard & Poor's 500 Composite Stock Price Index(1)          -16.15%   -17.73%

(1) The Standard & Poor's 500 Composite Stock Price Index is a market-weighted index composed of 500 common stocks issued by large-capitalization companies representing four major industry sectors -- industrials, utilities, financials and technology. The stocks included in the Standard & Poor's 500 Composite Stock
Price Index collectively represent a substantial portion of all common stocks publicly traded in the U.S. The index's total returns include the reinvestment of all dividends, but do not include the effect of operating expenses of a mutual fund.

*          Return before taxes.


                    TD WATERHOUSE EXTENDED MARKET INDEX FUND

                                [GRAPHIC OMITTED]

Date                                                 Fund/Index                   Fund/Index
                                 TD Waterhouse  Extended Market Index             4500 Index

                       8/31/00                           $10,000                      $10,000
                       9/30/2000                         $9,650                       $9,593
                      10/31/2000                         $8,820                       $8,809
                      11/30/2000                         $7,210                       $7,310
                      12/31/2000                         $7,569                       $7,773
                       1/31/2001                         $7,840                       $8,195
                       2/28/2001                         $6,878                       $7,200
                       3/31/2001                         $6,188                       $6,539
                       4/30/2001                         $6,878                       $7,222
                       5/31/2001                         $6,928                       $7,393
                       6/30/2001                         $6,948                       $7,453
                       7/31/2001                         $6,578                       $7,106
                       8/31/2001                         $6,208                       $6,767
                       9/30/2001                         $5,367                       $5,897
                      10/31/2001                         $5,647                       $6,206
                      11/30/2001                         $6,117                       $6,688
                      12/31/2001                         $6,459                       $7,047
                       1/31/2002                         $6,358                       $6,909


                                                             Since Inception
Average Annual Total Returns as of 1/31/02                   1 Year    (8/31/00)
--------------------------------------------------------------------------------
TD Waterhouse  Extended Market Index Fund*                   -18.90%   -27.36%
Wilshire 4500 Equity Index(1)                                -15.69%    -22.93%

(1) The Wilshire 4500 Equity Index is a broadly diversified index of stocks of medium-sized and small U.S. companies. The Wilshire 4500 Equity Index contains most of the U.S. common stocks regularly traded on the New York and American
Stock Exchanges and the Nasdaq over-the-counter market, except those stocks included in the Standard & Poor's 500 Composite Stock Price Index. The index's total returns include the reinvestment of all dividends, but do not include the effect of operating expenses of a mutual fund.

*          Return before taxes.




--------------------------------------------------------------------------------
10


--------------------------------------------------------------------------------




                         TD WATERHOUSE ASIAN INDEX FUND

                               [GRAPHIC OMITTED]

Date                                                     Fund/Index                         Fund/Index
                                     TD Waterhouse Asian Index Fund            MSCI Pacific Free Index
                       8/31/00                               $10,000                            $10,000
                       9/30/2000                             $9,510                             $9,473
                      10/31/2000                             $8,940                             $8,929
                      11/30/2000                             $8,600                             $8,618
                      12/31/2000                             $8,190                             $8,279
                       1/31/2001                             $8,140                             $8,254
                       2/28/2001                             $7,789                             $7,902
                       3/31/2001                             $7,419                             $7,525
                       4/30/2001                             $7,909                             $8,020
                       5/31/2001                             $7,819                             $7,990
                       6/30/2001                             $7,469                             $7,607
                       7/31/2001                             $6,878                             $7,114
                       8/31/2001                             $6,738                             $6,946
                       9/30/2001                             $6,067                             $6,216
                      10/31/2001                             $6,187                             $6,281
                      11/30/2001                             $6,318                             $6,462
                      12/31/2001                             $5,987                             $6,176
                       1/31/2002                             $5,617                             $5,833

                                                             Since Inception
Average Annual Total Returns as of 1/31/02                   1 Year    (8/31/00)
--------------------------------------------------------------------------------
TD Waterhouse Asian Index Fund*                               -31.00%   -33.45%
Morgan Stanley Capital International Pacific Free Index(1)    -29.34%   -31.60%

(1)  The Morgan  Stanley  Capital  International  Pacific  Free  Index  contains approximately  400 common stocks of Pacific Basin  companies.  The index is
     dominated  by  the  Japanese   stock  market.   The  other  four  countries
     represented in the Morgan Stanley Capital  International Pacific Free Index
     are Australia, Hong Kong, Singapore and New Zealand. The designation "Free"
     in the name of the Morgan Stanley Capital  International Pacific Free Index
     refers to the securities  that the index tracks.  Some  countries  restrict foreign investment in certain industries, so only stocks that can be bought freely by a U.S. mutual fund are tracked. The index's total returns include the  reinvestment  of all  dividends,  but do not  include  the  effect  of operating expenses of a mutual fund.

*       Return before taxes.


                       TD WATERHOUSE EUROPEAN INDEX FUND


                               [GRAPHIC OMITTED]



Date                                                  Fund/Index                     Fund/Index
                                    TD Waterhouse European Index         MSCI Europe Index (USD)

                       8/31/00                            $10,000                        $10,000
                       9/30/2000                          $9,480                         $9,532
                      10/31/2000                          $9,420                         $9,460
                      11/30/2000                          $9,030                         $9,093
                      12/31/2000                          $9,601                         $9,720
                       1/31/2001                          $9,621                         $9,724
                       2/28/2001                          $8,711                         $8,871
                       3/31/2001                          $8,051                         $8,209
                       4/30/2001                          $8,671                         $8,792
                       5/31/2001                          $8,241                         $8,364
                       6/30/2001                          $7,891                         $8,048
                       7/31/2001                          $7,871                         $8,068
                       8/31/2001                          $7,671                         $7,858
                       9/30/2001                          $6,911                         $7,073
                      10/31/2001                          $7,151                         $7,298
                      11/30/2001                          $7,421                         $7,591
                      12/31/2001                          $7,607                         $7,786
                       1/31/2002                          $7,213                         $7,379


                                                             Since Inception
Average Annual Total Returns as of 1/31/02                   1 Year    (8/31/00)
--------------------------------------------------------------------------------
TD Waterhouse European Index Fund*                            -25.03%   -20.60%
Morgan Stanley Capital International Europe Index(1)          -24.12%   -19.28%

(1) The Morgan Stanley Capital International Europe Index consists of common stocks of more than 500 companies located in 16 European countries. Four countries -- the United Kingdom, France, Switzerland and Germany -- dominate the index. The other 12 countries, which include the Netherlands, Italy, Spain, Finland, Sweden, Belgium, Denmark, Norway, Portugal, Ireland, Austria and
Greece, are much less significant to the Morgan Stanley Capital International
Europe Index and, consequently, the European Index Fund. The index's total returns include the reinvestment of all dividends, but do not include the effect of operating expenses of a mutual fund.

*          Return before taxes.



--------------------------------------------------------------------------------
                                                                              11


--------------------------------------------------------------------------------



                         TD WATERHOUSE TECHNOLOGY FUND

                               [GRAPHIC OMITTED]

                                         TD Waterhouse Technology    Technology Composite Index
                       8/31/00                             $10,000                       $10,000
                       9/30/2000                           $8,550                        $8,380
                      10/31/2000                           $7,870                        $7,747
                      11/30/2000                           $6,090                        $5,973
                      12/31/2000                           $5,597                        $5,462
                       1/31/2001                           $6,447                        $6,357
                       2/28/2001                           $4,595                        $4,595
                       3/31/2001                           $3,906                        $3,957
                       4/30/2001                           $4,716                        $4,712
                       5/31/2001                           $4,544                        $4,525
                       6/30/2001                           $4,554                        $4,537
                       7/31/2001                           $4,240                        $4,214
                       8/31/2001                           $3,633                        $3,665





                                                             Since Inception
Average Annual Total Returns as of 1/31/02                   1 Year    (8/31/00)
--------------------------------------------------------------------------------
TD Waterhouse Technology Fund*                               -40.50%    -49.16%
Goldman Sachs Technology Index(1)                            -38.81%    -48.63%

(1) The Goldman Sachs Technology Index includes approximately 200 companies representing several different sectors of the technology marketplace selected by Goldman Sachs & Co. (including hardware, internet, multi-media networking, semiconductors, services and software). The index's total returns include the reinvestment of all dividends, but do not include the effect of operating expenses of a mutual fund.

*          Return before taxes.


                     TD WATERHOUSE TAX MANAGED GROWTH FUND

                               [GRAPHIC OMITTED]

Date                                                       Fund/Index                        Fund/Index
                                     TD Waterhouse Tax Managed Growth               500 Composite Index

                       8/31/00                                 $10,000                           $10,000
                       9/30/2000                               $9,530                            $9,472
                      10/31/2000                               $9,640                            $9,432
                      11/30/2000                               $8,910                            $8,688
                      12/31/2000                               $8,920                            $8,731
                       1/31/2001                               $9,060                            $9,041
                       2/28/2001                               $8,160                            $8,216
                       3/31/2001                               $7,550                            $7,696
                       4/30/2001                               $8,140                            $8,294
                       5/31/2001                               $8,250                            $8,349
                       6/30/2001                               $8,060                            $8,146
                       7/31/2001                               $7,970                            $8,066
                       8/31/2001                               $7,410                            $7,561
                       9/30/2001                               $6,720                            $6,951
                      10/31/2001                               $6,960                            $7,083
                      11/30/2001                               $7,590                            $7,626
                      12/31/2001                               $7,670                            $7,693
                       1/31/2002                               $7,670                            $7,581




                                                                          Since Inception
Average Annual Total Returns as of 1/31/02                                1 Year    (8/31/00)
---------------------------------------------------------------------------------------------

TD Waterhouse Tax Managed Growth Fund
           Return Before Taxes                                          -15.34%    -17.08%
           Return After Taxes on Distributions                          -15.34%    -17.08%
           Return After Taxes on Distributions and Sale of Fund Shares   -9.34%    -13.55%
Standard & Poor's 500 Composite Stock Price Index(1)                    -16.14%    -17.74%

(1) The Standard & Poor's 500 Composite Stock Price Index is a market-weighted index composed of 500 common stocks issued by large-capitalization companies representing four major industry sectors -- industrials, utilities, financials and technology. The stocks included in the Standard & Poor's 500 Composite Stock Price Index collectively represent a substantial portion of all common stocks publicly traded in the U.S. The index represents a group of securities thought to have superior growth potential using methods designed to reduce, but not eliminate, taxable distributions. The index's total returns include the reinvestment of all dividends, but do not include the effect of operating expenses of a mutual fund.


--------------------------------------------------------------------------------
12

--------------------------------------------------------------------------------

Trustee and Officer Information (Unaudited)

The following table contains information regarding the Trust's Trustees and Officers. Trustees who are not deemed to be "interested persons" of the Trust, as defined in the Investment Company Act of 1940 as amended (the 1940 Act), are referred to as "Independent Trustees." The Trustee who is deemed to be an "interested person" of the Trust is referred to as an "Interested Trustee." "Fund Complex" includes the Trust and TD Waterhouse Family of Funds, Inc. and National Investors Cash Management Fund, Inc., investment companies advised by TD Waterhouse Asset Management, Inc. The Trust's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by writing TD Waterhouse Investor Services, Inc., Customer Service, 100 Wall Street, New York, New York 10005, or by calling 1-800-934-4448.



                                                                                                         Number of
                                                   Term of                                              Portfolios
                                                 Office with                 Principal                    in Fund          Other
                                Position(s)       Trust and                Occupation(s)                  Complex      Directorships
        Name, Address            Held with        Length of                 During Past                  Overseen         Held by
           And Age               the Trust      Time Served+                  5 Years                   by Trustee       Trustee++
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees+++
------------------------------------------------------------------------------------------------------------------------------------
   RICHARD W. DALRYMPLE           Trustee           Since       President of Teamwork Management, Inc.           16        None
                                                  09/08/99      since January 1997; Trustee of The Shannon
   70 West Red Oak Lane                                         McCormack Foundation since 1988, the
   White Plains, NY 10604                                       Kevin Scott Dalrymple Foundation since
                                                                1993 and a Director of the National Center for
   Age 58                                                       Disability Services since 1983; Director
                                                                of Dime Bancorp, Inc. from 1990 through
                                                                January 2002.
------------------------------------------------------------------------------------------------------------------------------------
   LAWRENCE J. TOAL               Trustee           Since       President and Chief Executive Officer of          13        None
                                                  09/08/99      Dime Bancorp, Inc. from January 1997
   447 East 57th Street                                         through February 2002 and its subsidiary,
   New York, NY 10022                                           The Dime Savings Bank of New York, FSB
                                                                from February 1991 through December 1996,
   Age 64                                                       and Chairman, President and Chief Executive
                                                                Officer from January 1997 through February
                                                                2002.
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustee
------------------------------------------------------------------------------------------------------------------------------------
   GEORGE F. STAUDTER++++        Chairman           Since       Since 1989, Managerial and Financial Consultant,  13      Director
                                and Trustee       09/08/99      rendering investment management, tax and                    of
   8005 Beech Tree Court                                        estate planning services to individual clients, and       Koger
   Suffolk, VA 23433                                            strategic planning advice to corporate clients;           Equity,
                                                                Director of Waterhouse Investor Services, Inc.             Inc.
   Age 70                                                       from 1987 to 1996.
------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      13


------------------------------------------------------------------------------------------------------------------------------------


                                                   Term of
                                                 Office with                               Principal
                                Position(s)       Trust and                              Occupation(s)
        Name, Address            Held with        Length of                               During Past
           And Age               the Trust      Time Served+                                5 Years

------------------------------------------------------------------------------------------------------------------------------------
Officers Who Are Not Trustees
------------------------------------------------------------------------------------------------------------------------------------
   GEORGE A. RIO                President,          Since       Since April 2001,  Senior Vice  President of BISYS Fund Services,
                                 Treasurer        09/08/99      Inc.; from April 1998 to April 2001, Executive Vice President and
   c/o BISYS Fund Services          and                         Client Service  Director of Funds  Distributor,  Inc.;  from June
   60 State Street, Suite 1300     Chief                        1995 to March 1998,  Senior Vice President and Senior Key Account
   Boston, MA 02109              Financial                      Manager for Putnam Mutual Funds.
                                  Officer
   Age 47
------------------------------------------------------------------------------------------------------------------------------------
   CHRISTOPHER J. KELLEY      Vice President        Since      Since April 2001, Vice President and Senior Counsel of BISYS
                               and Secretary      09/08/99     Fund Services,  Inc.;  from July 1996 to April 2001,  Senior
   c/o BISYS Fund Services                                     Vice   President  and  Deputy   General   Counsel  of  Funds
   60 State Street, Suite 1300                                 Distributor, Inc.
   Boston, MA 02109

   Age 37
------------------------------------------------------------------------------------------------------------------------------------
   MICHELE R. TEICHNER        Vice President        Since       Senior Vice President - Compliance, Administration and Operations
                                   and            11/02/99      of TD Waterhouse Asset Management, Inc. (since August 1996) and
   c/o TD Waterhouse             Assistant                      TD Waterhouse (since June 1997); from August 1994 to July 1996,
   100 Wall Street               Secretary                      President of Mutual Fund Training & Consulting, Inc.
   New York, NY 10005

   Age 42
------------------------------------------------------------------------------------------------------------------------------------
   KAREN JACOPPO-WOOD         Vice President        Since       Since April 2001, Counsel of BISYS Fund Services, Inc.;
                                    and           09/08/99      from January 1996 to April 2001, Vice President and Senior Counsel
   c/o BISYS Fund Services      Assistant                       of Funds Distributor, Inc.
   60 State Street, Suite 1300   Secretary
   Boston, MA 02109

   Age 35
------------------------------------------------------------------------------------------------------------------------------------
   THOMAS J. TEXTOR           Vice President        Since       Since November 1999, Chief Compliance Officer of TD Waterhouse; from
                                    and           01/04/99      1995 to 1997, Vice President and Administrative Manager of
   c/o TD Waterhouse             Assistant                      Prudential Securities, Inc.
   100 Wall Street               Treasurer
   New York, NY 10005

   Age 44
------------------------------------------------------------------------------------------------------------------------------------
   MARY A. NELSON             Vice President        Since       Since April 2001, Senior Vice President of BISYS Fund Services,
                                    and           09/08/99      Inc.; from August 1994 to April 2001, Senior Vice President and
   c/o BISYS Fund Services       Assistant                      Director of Financial Services at Funds Distributor, Inc.
   60 State Street, Suite 1300   Treasurer
   Boston, MA 02109

   Age 37
------------------------------------------------------------------------------------------------------------------------------------


+ There is no set term of office for Trustees and Officers. The table shows the time period for which each individual has served as Trustee and/or
     Officer.

++ In companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in other investment companies registered under the 1940 Act, as of January 31, 2002. This does not include directorships held by a Trustee in the Fund
     Complex.

+++  Carolyn B. Lewis was an  Independent  Trustee from  September 8, 1999 until
     January 14, 2002.

++++ Mr. Staudter is considered an "interested person" of the Trust under the 1940 Act because of his past affiliation with, including serving as a Director of, TD Waterhouse (formerly, Waterhouse Investor Services, Inc.).


------------------------------------------------------------------------------------------------------------------------------------
14




------------------------------------------------------------------------------------------------------------------------------------




                    ---------------------------------------

                                TABLE OF CONTENTS

                    ---------------------------------------


         Bond Index Fund
            Schedule of Investments ................................ 16

         Dow 30 Fund
            Schedule of Investments ................................ 17

         500 Index Fund
            Schedule of Investments  ................................18

         Extended Market Index Fund
            Schedule of Investments ................................ 25

         Asian Index Fund
            Schedule of Investments ................................ 33

         European Index Fund
            Schedule of Investments ................................ 37

         Technology Fund
            Schedule of Investments ................................ 42

         Tax Managed Growth Fund
            Schedule of Investments ................................ 44

         Statements of Assets and Liabilities ...................... 46

         Statements of Operations .................................. 48

         Statements of Changes in Net Assets ....................... 50

         Financial Highlights ...................................... 54

         Notes to Financial Statements ............................. 59

         Report of Independent Auditors ............................ 67



--------------------------------------------------------------------------------
                                                                             15

--------------------------------------------------------------------------------


                               TD WATERHOUSE TRUST


                    BOND INDEX FUND O SCHEDULE OF INVESTMENTS
                                January 31, 2002

                                      Principal       Market
                                       Amount          Value
                                     ----------    -----------
U.S. Government Obligations

U.S. Treasury Bonds--11.3%
   9.88%, 11/15/15                 $    20,000    $     28,410
   9.25%, 02/15/16                      20,000          27,240
   7.25%, 05/15/16                      15,000          17,484
   7.50%, 11/15/16                      75,000          89,379
   8.75%, 05/15/17                      25,000          33,062
   8.50%, 02/15/20                      12,000          15,816
   6.25%, 08/15/23                      59,000          63,026
   6.00%, 02/15/26                      39,000          40,542
   6.13%, 11/15/27                      53,000          56,296
   5.50%, 08/15/28                      60,000          58,753
   5.25%, 02/15/29                      89,000          84,257
   6.25%, 05/15/30                      18,000          19,648
   5.38%, 02/15/31                     149,000         147,696
                                                   -----------
                                                       681,609
                                                   -----------

U.S. Treasury Notes--72.7%
   6.63%, 05/31/02                      93,000          94,460
   5.13%, 12/31/02                      30,000          30,786
   5.63%, 12/31/02                      16,000          16,491
   6.25%, 02/15/03                      33,000          34,317
   4.63%, 02/28/03                      80,000          81,925
   4.25%, 05/31/03                      85,000          86,863
   5.50%, 05/31/03                      62,000          64,376
   3.88%, 07/31/03                     147,000         149,492
   5.25%, 08/15/03                      83,000          86,115
   5.75%, 08/15/03                     225,000         235,107
   4.25%, 11/15/03                      96,000          98,141
   4.75%, 02/15/04                     160,000         165,025
   5.88%, 02/15/04                     110,000         115,831
   5.25%, 05/15/04                      64,000          66,720
   7.25%, 05/15/04                     120,000         130,223
   6.00%, 08/15/04                      99,000         104,990
   7.25%, 08/15/04                      77,000          83,936
   5.88%, 11/15/04                      90,000          95,238
   7.88%, 11/15/04                      67,000          74,373
   7.50%, 02/15/05                      48,000          53,092
   6.50%, 05/15/05                      95,000         102,573
   6.75%, 05/15/05                     164,000         178,150
   6.50%, 08/15/05                      66,000          71,393
   5.75%, 11/15/05                      87,000          91,894
   5.88%, 11/15/05                      72,000          76,435
   5.63%, 02/15/06                     105,000         110,566
   4.63%, 05/15/06                     188,000         190,438
   6.88%, 05/15/06                     116,000         127,603
   7.00%, 07/15/06                     112,000         123,855
   6.50%, 10/15/06                      86,000          93,501
   3.50%, 11/15/06                     198,000         190,606

                                       Principal        Market
                                        Amount          Value
                                     ----------    -----------
   6.25%, 02/15/07                   $ 103,000     $   111,118
   6.63%, 05/15/07                      94,000         103,077
   6.13%, 08/15/07                      85,000          91,282
   5.50%, 02/15/08                     108,000         112,649
   5.63%, 05/15/08                      97,000         101,661
   4.75%, 11/15/08                     115,000         114,604
   5.50%, 05/15/09                      98,000         101,736
   6.00%, 08/15/09                      74,000          79,004
   6.50%, 02/15/10                      73,000          80,311
   5.75%, 08/15/10                      54,000          56,763
   5.00%, 02/15/11                      58,000          57,911
   5.00%, 08/15/11                     166,000         165,585
                                                   -----------
                                                     4,400,216
                                                   -----------

Total U.S. Government Obligations
(Cost $5,022,945)--84.0%                             5,081,825
                                                   -----------

U.S. Government Agency Obligations

Federal Farm Credit Bank--1.7%
     6.88%, 05/01/02                   100,000         101,226
                                                   -----------

Federal Home Loan Bank--3.1%
     5.13%, 03/06/06                   185,000         188,236
                                                   -----------

Federal Home Loan Mortgage
Corporation--1.7%
     5.75%, 03/15/09                   100,000         102,125
                                                   -----------

Federal National Mortgage
Association--2.6%
      6.00%, 05/15/11                  155,000         158,351
                                                   -----------

Total U.S. Government Agency Obligations
(Cost $551,316)--9.1%                                  549,938
                                                   -----------

Corporate Bonds
   AT&T Corp., 6.50%, 03/15/29          65,000          55,981
   Chase Manhattan Corp.,
      7.88%, 06/15/10                   65,000          71,744
   EI du Pont de Nemours,
      5.88%, 05/11/09                   65,000          64,431
   Merrill Lynch & Co., 6.88%, 11/15/18 65,000          65,325
   Wells Fargo Co., 7.20%, 05/01/03     65,000          68,331
                                                   -----------

Total Corporate Bonds (Cost $305,647)--5.4%            325,812
                                                   -----------

Total Investments (Cost $5,879,908)--98.5%            5,957,575

Other Assets and Liabilities, Net--1.5%                 90,568
                                                   -----------

Net Assets--100.0%                                  $6,048,143
                                                   ===========






             Please see accompanying notes to financial statements.

--------------------------------------------------------------------------------
16

--------------------------------------------------------------------------------


                               TD WATERHOUSE TRUST


                      DOW 30 FUND O SCHEDULE OF INVESTMENTS
                                January 31, 2002



                                      Number of       Market
                                       Shares          Value
                                     -----------   -----------

Common Stock

   Alcoa, Inc.                         101,747      $3,647,630
   American Express Co.                101,747       3,647,630
   AT&T Corp.                          101,747       1,800,922
   The Boeing Co.                      101,747       4,166,540
   Caterpillar, Inc.                   101,747       5,115,839
   Citigroup, Inc.                     101,747       4,822,808
   The Coca-Cola Co.                   101,747       4,451,431
   EI DuPont de Nemours & Co.          101,747       4,494,165
   Eastman Kodak Co.                   101,747       2,889,615
   Exxon Mobil Corp.                   101,747       3,973,220
   General Electric Co.                101,747       3,779,901
   General Motors Corp.                101,747       5,203,342
   Hewlett-Packard Co.                 101,747       2,249,626
   Home Depot, Inc.                    101,747       5,096,507
   Honeywell International             101,747       3,419,717
   Intel Corp.                         101,747       3,565,215
   International Business
        Machines Corp.                 101,747      10,977,484
   International Paper Co.             101,747       4,250,990
   JP Morgan Chase & Co.               101,747       3,464,485
   Johnson & Johnson                   101,747       5,851,470
   McDonald's Corp.                    101,747       2,765,484
   Merck & Co., Inc.                   101,747       6,021,387
   Microsoft Corp. (A)                 101,747       6,482,301
   Minnesota Mining &
        Manufacturing Co.              101,747      11,273,568
   Philip Morris Cos., Inc.            101,747       5,098,542
   The Procter & Gamble Co.            101,747       8,310,695
   SBC Communications, Inc.            101,747       3,810,425
   United Technologies Corp.           101,747       6,993,071
   Wal-Mart Stores, Inc.               101,747       6,102,785
   The Walt Disney Co.                 101,747       2,142,792
                                                  ------------
Total Common Stock
 (Cost $154,057,986)--99.0%                         145,869,587
                                                  ------------


                                         Number of     Market
                                          Shares       Value
                                       -----------   -----------
Other (Cost $722,452)--0.5%
   Diamonds Trust, Series 1              7,756 $       769,705
                                                 -------------

Repurchase Agreement--0.8%
   ABN AMRO, Inc.
   (Par value and cost $1,111,000)
   - dated 01/31/02, due 02/01/02, 1.92%,
     in the amount of $1,111,059
   - fully collateralized by $1,102,000
     U.S. Government Securities, 6.38%,
     08/01/11, value $1,133,491                      1,111,000
                                                 -------------

U.S. Government Obligation
(Cost $94,852)--0.1%
   U.S. Treasury Bill, matures 03/07/02,
   par value $95,000, yield at
   time of purchase 1.66% (B)                           94,849
                                                 -------------

Total Investments
(Cost $155,986,290)--100.4%                        147,845,141

Liabilities in Excess of Other Assets,
Net--(0.4)%                                           (545,888)
                                                 -------------

Net Assets--100.0%                                $147,299,253
                                                 =============

(A) Non-income producing security.
(B) Security pledged as collateral on open futures contracts.




             Please see accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                                                              17

--------------------------------------------------------------------------------


                               TD WATERHOUSE TRUST


                    500 INDEX FUND o SCHEDULE OF INVESTMENTS
                                January 31, 2002

                                      Number of       Market
                                       Shares          Value
                                     -----------   -----------
Common Stock

Aerospace & Defense--1.4%
   Boeing Co.                            1,950    $     79,852
   General Dynamics Corp.                  600          53,736
   Goodrich Corp.                          150           4,173
   Lockheed Martin Corp.                 1,150          60,915
   Northrop Grumman Corp.                  300          33,483
   Raytheon Co.                            850          32,529
   Rockwell Collins, Inc.                  200           4,470
   United Technologies Corp.             1,150          79,039
                                                   -----------
                                                       348,197
                                                   -----------
Air Transportation--0.7%
   AMR Corp./Del. (A)                      200           4,988
   Delta Air Lines, Inc.                   150           4,741
   FedEx Corp. (A)                         800          42,840
   Honeywell International, Inc.         2,050          68,900
   Southwest Airlines Co.                1,700          32,198
   Textron, Inc.                           450          20,623
   US Airways Group, Inc. (A)              150             777
                                                   -----------
                                                       175,067
                                                   -----------
Apparel/Textiles--0.2%
   Cintas Corp.                            450          22,509
   Jones Apparel Group, Inc. (A)           250           8,292
   Liz Claiborne, Inc.                     100           2,737
   VF Corp.                                150           6,093
                                                   -----------
                                                        39,631
                                                   -----------
Automotive--0.8%
   Cooper Tire & Rubber                    150           2,314
   Dana Corp.                              200           2,922
   Delphi Automotive Systems             1,500          21,435
   Ford Motor Co.                        3,900          59,670
   General Motors Corp.                  1,400          71,596
   Genuine Parts Co.                       250           8,880
   Goodyear Tire & Rubber Co.              200           4,776
   ITT Industries, Inc.                    150           7,963
   Navistar International Corp. (A)        100           3,901
   Paccar, Inc.                            150           9,937
   Rockwell International Corp.            200           3,850
   TRW, Inc.                               150           6,355
   Visteon Corp.                           150           1,995
                                                   -----------
                                                       205,594
                                                   -----------
Banks--7.0%
   Amsouth Bancorp.                      1,250          26,062
   Bank of America Corp.                 3,800         239,514
   Bank of New York Co., Inc.            1,750          71,715
   Bank One Corp.                        2,700         101,250
   BB&T Corp.                              950          33,478
   Charter One Financial, Inc.             865          25,760
   Comerica, Inc.                          600          33,774



                                        Number of       Market
                                         Shares          Value
                                       -----------   -----------

   Fifth Third Bancorp                   1,500     $    94,875
   FleetBoston Financial Corp.           2,600          87,412
   Golden West Financial Corp.             500          31,830
   Huntington Bancshares, Inc.             350           6,128
   JP Morgan Chase & Co.                 4,940         168,207
   Keycorp                               1,000          24,610
   Mellon Financial Corp.                1,000          38,400
   National City Corp.                   1,650          46,398
   Northern Trust Corp.                    500          29,195
   PNC Financial Services Group, Inc.      650          37,537
   Regions Financial Corp.                 800          25,016
   SouthTrust Corp.                        850          20,944
   State Street Corp.                      700          37,646
   SunTrust Banks, Inc.                    650          40,040
   Synovus Financial Corp.               1,000          27,640
   Union Planters Corp.                    200           8,952
   U.S. Bancorp                          4,498          93,648
   Wachovia Corp.                        3,200         106,400
   Washington Mutual, Inc.               2,250          77,220
   Wells Fargo & Co.                     4,200         194,838
   Zions Bancorp                           150           7,551
                                                   -----------
                                                     1,736,040
                                                   -----------
Beauty Products--2.2%
   Alberto-Culver Co., Cl B                 50           2,330
   Avon Products, Inc.                     600          29,520
   Colgate-Palmolive Co.                 1,500          85,725
   Gillette Co.                          2,600          86,580
   International Flavors &
        Fragrances, Inc.                   150           4,513
   Kimberly-Clark Corp.                  1,400          84,420
   Procter & Gamble Co.                  3,150         257,292
                                                   -----------
                                                       550,380
                                                   -----------
Broadcasting, Newspapers &
Advertising--1.0%
   Clear Channel Communications (A)      1,350          62,154
   Comcast Corp., Cl A (A)               2,400          85,272
   Interpublic Group Cos., Inc.            850          24,539
   Omnicom Group                           450          39,316
   TMP Worldwide, Inc. (A)                 150           6,385
   Univision Communications, Inc. (A)      750          26,235
                                                   -----------
                                                       243,901
                                                   -----------
Building & Construction--0.3%
   Centex Corp.                            100           5,948
   Fluor Corp.                             100           3,205
   KB Home                                 100           4,306
   Masco Corp.                           1,000          26,760
   Pulte Homes, Inc.                        50           2,357
   Vulcan Materials Co.                    450          20,880
                                                   -----------
                                                        63,456
                                                   -----------





             Please see accompanying notes to financial statements.

--------------------------------------------------------------------------------
18

--------------------------------------------------------------------------------




                               TD WATERHOUSE TRUST


                    500 INDEX FUND o SCHEDULE OF INVESTMENTS
                                January 31, 2002


                                       Number of        Market
                                        Shares           Value
                                      -----------    -----------

Chemicals--1.2%
   Air Products & Chemicals, Inc.          550     $    25,437
   Ashland, Inc.                           100           4,676
   Dow Chemical Co.                      2,450          72,373
   Eastman Chemical Co.                    100           4,016
   EI DuPont de Nemours and Co.          2,450         108,216
   Engelhard Corp.                         200           5,572
   Great Lakes Chemical Corp.              100           2,306
   Hercules, Inc. (A)                      200           1,880
   PPG Industries, Inc.                    400          19,436
   Praxair, Inc.                           550          31,927
   Rohm & Haas Co.                         750          27,585
   Sigma-Aldrich                           100           4,182
                                                   -----------
                                                       307,606
                                                   -----------
Computers & Services--6.0%
   Apple Computer, Inc. (A)                950          23,484
   Autodesk, Inc.                          100           4,100
   Cisco Systems, Inc. (A)              17,600         348,480
   Compaq Computer Corp.                 4,750          58,662
   Computer Sciences Corp. (A)             450          20,025
   Dell Computer Corp. (A)               6,350         174,561
   Electronic Data Systems Corp.         1,300          81,393
   EMC Corp. (A)                         5,650          92,660
   Gateway, Inc. (A)                       300           1,563
   Hewlett-Packard Co.                   4,600         101,706
   International Business Machines Corp. 4,150         447,743
   International Game Technology (A)       350          23,030
   Lexmark International, Inc. (A)         350          19,442
   NCR Corp. (A)                           150           6,381
   Palm, Inc. (A)                          800           2,992
   Sapient Corp. (A)                       300           1,650
   Sun Microsystems, Inc. (A)            7,750          83,390
   Symbol Technologies, Inc.               300           4,650
   Unisys Corp. (A)                        400           5,000
                                                   -----------
                                                     1,500,912
                                                   -----------
Containers &Packaging--0.1%
   Ball Corp.                               50           3,935
   Bemis Co.                                50           2,522
   Newell Rubbermaid, Inc.                 700          19,327
   Pactiv Corp. (A)                        200           3,600
   Sealed Air Corp. (A)                    100           4,152
                                                   -----------
                                                        33,536
                                                   -----------
Data Processing--0.7%
   Automatic Data Processing             1,550          83,700
   First Data Corp.                        900          74,457
   IMS Health, Inc.                        700          13,965
                                                   -----------
                                                       172,122
                                                   -----------


                                       Number of        Market
                                        Shares           Value
                                      -----------    -----------
Diversified Operations--1.4%
   Cooper Industries, Inc.                 150    $      5,460
   Crane Co.                                50           1,181
   Danaher Corp.                           450          28,683
   Illinois Tool Works                     650          46,397
   Minnesota Mining & Manufacturing Co.    950         105,260
   Tyco International Ltd.               4,828         169,704
                                                   -----------
                                                       356,685
                                                   -----------
Electrical Services--6.2%
   AES Corp. (A)                         1,400          18,970
   Allegheny Energy, Inc.                  200           6,582
   Ameren Corp.                            200           8,574
   American Electric Power                 650          27,131
   Calpine Corp. (A)                       350           3,920
   Cinergy Corp.                           200           6,460
   Citizens Communications Co. (A)         350           3,503
   CMS Energy Corp.                        200           4,566
   Consolidated Edison, Inc.               550          22,544
   Constellation Energy Group, Inc.        250           7,050
   Dominion Resources, Inc.                800          47,096
   DTE Energy Co.                          250          10,250
   Duke Energy Corp.                     2,050          71,483
   Edison International (A)                450           6,952
   Emerson Electric Co.                  1,100          63,734
   Entergy Corp.                           600          24,708
   Exelon Corp.                            956          47,073
   FirstEnergy Corp.                       649          24,143
   FPL Group, Inc.                         450          24,124
   General Electric Co.                 23,800         884,170
   Mirant Corp. (A)                        478           4,785
   Niagara Mohawk Holdings, Inc. (A)       200           3,710
   NiSource, Inc.                          300           6,240
   PG&E Corp. (A)                          950          20,425
   Pinnacle West Capital Corp.             100           3,986
   PPL Corp.                               650          21,905
   Progress Energy, Inc.                   500          21,850
   Public Service Enterprise Group, Inc.   500          21,040
   Reliant Energy, Inc.                    750          18,810
   The Southern Co.                      1,950          48,067
   Teco Energy, Inc.                       400           9,668
   TXU Corp.                               550          26,796
   XCEL Energy, Inc.                       750          20,025
                                                   -----------
                                                     1,540,340
                                                   -----------
Electronic & Other Electrical
Equipment--0.4%
   Adobe Systems, Inc.                     800          26,960
   American Power Conversion (A)           250           3,797
   Eaton Corp.                             100           7,358
   Jabil Circuit, Inc. (A)                 250           5,800
   Molex, Inc.                             750          22,912






             Please see accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                                                              19

--------------------------------------------------------------------------------



                               TD WATERHOUSE TRUST


                    500 INDEX FUND o SCHEDULE OF INVESTMENTS
                                January 31, 2002

                                      Number of       Market
                                       Shares          Value
                                     -----------   -----------
   Sanmina Corp. (A)                     1,050    $     15,414
   Solectron Corp. (A)                   1,500          17,580
   Tektronix, Inc. (A)                     100           2,448
   Thomas & Betts Corp.                    100           1,950
                                                   -----------
                                                       104,219
                                                   -----------
Entertainment--1.5%
   AOL Time Warner, Inc. (A)            10,625         279,544
   The Walt Disney Co.                   4,650          97,929
                                                   -----------
                                                       377,473
                                                   -----------
Environmental Services--0.2%
   Allied Waste Industries, Inc. (A)       250           2,745
   Ecolab, Inc.                            200           8,558
   Waste Management, Inc.                1,750          50,435
                                                   -----------
                                                        61,738
                                                   -----------
Financial Services--6.6%
   American Express Co.                  3,400         121,890
   Bear Stearns Cos., Inc.                 250          14,537
   Capital One Financial Corp.             500          25,085
   Charles Schwab Corp.                  3,850          55,324
   Citigroup, Inc.                      12,340         584,916
   Concord EFS, Inc. (A)                 1,050          30,608
   Countrywide Credit, Inc.                150           5,962
   Equifax, Inc.                           200           5,036
   Fannie Mae                            2,450         198,327
   Franklin Resources, Inc.                450          16,852
   Freddie Mac                           1,600         107,392
   Household International, Inc.         1,150          58,926
   Lehman Brothers Holdings, Inc.          500          32,385
   MBNA Corp.                            2,000          70,000
   Merrill Lynch & Co, Inc.              1,950          99,411
   Moody's Corp.                           200           7,504
   Morgan Stanley Dean Witter & Co.      2,550         140,250
   Providian Financial Corp.               400           1,540
   Stilwell Financial, Inc.                850          21,632
   T. Rowe Price Group, Inc.               150           5,637
   USA Education, Inc.                     350          31,500
                                                   -----------
                                                     1,634,714
                                                   -----------
Food, Beverage & Tobacco--5.4%
   Anheuser-Busch Cos., Inc.             2,200         103,994
   Archer-Daniels-Midland Co.            1,585          22,095
   Brown-Forman Corp., Cl B                100           6,550
   Campbell Soup Co.                       900          25,605
   Coca-Cola Co.                         6,000         262,500
   Coca-Cola Enterprises                 1,100          17,875
   Conagra Foods, Inc.                   1,200          29,760
   Coors, Cl B                              50           2,633
   Fortune Brands, Inc.                    450          18,328
   General Mills, Inc.                   1,050          52,027
   Hershey Foods Corp.                     350          24,629
   HJ Heinz Co.                            700          28,980


                                       Number of        Market
                                         Shares         Value
                                      -----------   -----------
   Kellogg Co.                             900    $     27,774
   Pepsi Bottling Group, Inc.              400           9,220
   Pepsico, Inc.                         4,260         213,383
   Philip Morris Cos., Inc.              5,200         260,572
   Sara Lee Corp.                        2,250          47,587
   Supervalu, Inc.                         150           3,702
   Sysco Corp.                           1,850          54,797
   Unilever NV                           1,500          84,510
   UST, Inc.                               650          22,717
   Wm Wrigley, Jr. Co.                     500          27,320
                                                   -----------
                                                     1,346,558
                                                   -----------
Footwear--0.2%
   Nike, Inc., Cl B                        750          44,932
   Reebok International Ltd. (A)           100           2,962
                                                   -----------
                                                        47,894
                                                   -----------
Gas/Natural Gas--0.4%
   Dynegy, Inc.                            650          15,502
   El Paso Energy Corp.                  1,307          49,601
   KeySpan Corp.                           200           6,472
   Kinder Morgan, Inc.                     150           7,755
   Nicor, Inc.                             100           4,064
   Peoples Energy Corp.                    100           3,669
   Sempra Energy                           250           5,987
   Williams Cos., Inc.                   1,000          17,680
                                                   -----------
                                                       110,730
                                                   -----------
Hotel & Motel--0.3%
   Harrah's Entertainment, Inc. (A)        150           5,725
   Hilton Hotels Corp.                     500           6,000
   Marriott International, Inc., Cl A      750          30,585
   Starwood Hotels & Resorts Worldwide     750          25,688
                                                   -----------
                                                        67,998
                                                   -----------
Household Products--0.2%
   Clorox Co.                              600          24,468
   Leggett & Platt, Inc.                   250           6,058
   Maytag Corp.                            100           3,188
   Sherwin-Williams Co.                    200           5,544
   Tupperware Corp.                        100           1,900
   Whirlpool Corp.                         100           7,270
                                                   -----------
                                                        48,428
                                                   -----------
Insurance--4.9%
   ACE Ltd.                                600          23,310
   Aetna, Inc.                             550          18,909
   Aflac, Inc.                           1,100          28,732
   Allstate Corp.                        1,850          59,681
   AMBAC Financial Group, Inc.             200          11,930
   American International Group          6,276         465,365
   AON Corp.                               650          21,645
   Chubb Corp.                             450          30,083
   Cigna Corp.                             450          41,400



             Please see accompanying notes to financial statements.

--------------------------------------------------------------------------------
20

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                               TD WATERHOUSE TRUST


                    500 INDEX FUND o SCHEDULE OF INVESTMENTS
                                January 31, 2002

                                        Number of       Market
                                         Shares          Value
                                       -----------    -----------
   Cincinnati Financial Corp.              600    $     23,100
   Conseco, Inc. (A)                       450           1,778
   Hartford Financial Services             500          33,095
   Jefferson-Pilot Corp.                   550          26,345
   John Hancock Financial Services         700          26,866
   Lincoln National Corp.                  550          28,325
   Loews Corp.                             450          27,203
   Marsh & McLennan Cos.                   750          76,388
   MBIA, Inc.                              500          26,940
   Metlife, Inc.                         1,850          56,203
   MGIC Investment Corp.                   200          13,400
   Progressive Corp.                       200          29,570
   Safeco Corp.                            150           4,589
   St. Paul Cos.                           500          22,350
   Torchmark Corp.                         150           5,699
   UnitedHealth Group, Inc.                850          63,198
   UnumProvident Group, Inc.               350           9,905
   XL Capital Ltd., Cl A                   400          35,248
                                                   -----------
                                                     1,211,257
                                                   -----------
Leisure Products--0.1%
   Brunswick Corp.                         100           2,460
   Hasbro, Inc.                            200           3,300
   Mattel, Inc.                          1,150          21,850
                                                   -----------
                                                        27,610
                                                   -----------
Machinery & Manufacturing
Operations--0.5%
   Black & Decker Corp.                    100           4,116
   Caterpillar, Inc.                       700          35,196
   Cummins, Inc.                           100           3,769
   Deere & Co.                             550          24,184
   Dover Corp.                             550          21,005
   Ingersoll-Rand Co., Cl A                250          11,058
   McDermott International, Inc. (A)       200           2,474
   Pall Corp.                              150           3,459
   Parker Hannifin Corp.                   150           7,356
   Snap-On, Inc.                           100           3,259
   Stanley Works                           100           4,430
   WW Grainger, Inc.                       150           8,145
                                                   -----------
                                                       128,451
                                                   -----------
Marine Transportation--0.1%
   Carnival Corp.                        1,300          35,152
                                                   -----------

Measuring Devices--0.3%
   Agilent Technologies, Inc. (A)          950          28,833
   Applied Biosystems Group -
        Applera Corp.                      550          12,282
   PerkinElmer, Inc.                       100           2,950
   Thermo Electron Corp. (A)               250           5,490
   Waters Corp. (A)                        400          13,840
                                                   -----------
                                                        63,395
                                                   -----------


                                         Number of       Market
                                          Shares         Value
                                        -----------    -----------
Medical Products & Services--4.6%
   Amgen, Inc. (A)                       2,450     $   135,975
   Bausch & Lomb, Inc.                     100           3,775
   Baxter International, Inc.            1,500          83,745
   Becton Dickinson & Co.                  750          27,165
   Biomet, Inc.                            875          28,254
   Boston Scientific Corp. (A)             700          15,729
   CR Bard, Inc.                            50           2,453
   Guidant Corp. (A)                       700          33,635
   HCA, Inc.                             1,350          57,375
   Health Management Associates,
      Inc., Cl A (A)                       400           7,772
   Healthsouth Corp. (A)                   500           5,850
   Humana, Inc. (A)                        250           3,113
   Johnson & Johnson                     7,395         425,286
   Manor Care, Inc. (A)                    150           2,985
   Medtronic, Inc.                       2,800         137,956
   St. Jude Medical, Inc. (A)              300          23,790
   Stryker Corp. (A)                       450          26,433
   Tenet Healthcare Corp. (A)              850          54,222
   Wellpoint Health Networks (A)           250          31,723
   Zimmer Holdings, Inc. (A)               750          24,398
                                                   -----------
                                                     1,131,634
                                                   -----------
Metal & Metal Industries--0.6%
   Alcan, Inc.                             700          27,202
   Alcoa, Inc.                           2,050          73,493
   Allegheny Technologies, Inc.            150           2,421
   Barrick Gold Corp.                    1,359          23,361
   Freeport-McMoran Copper & Gold,
      Inc., Cl B (A)                       200           3,110
   Inco Ltd.                               200           3,636
   Newmont Mining Corp.                    250           5,460
   Nucor Corp.                             100           5,980
   Phelps Dodge Corp.                      100           3,487
   Placer Dome, Inc.                       450           5,553
   United States Steel Corp.               150           2,997
   Worthington Industries                  200           2,956
                                                   -----------
                                                       159,656
                                                   -----------
Miscellaneous Business Services--0.6%
   Cendant Corp. (A)                     2,800          48,944
   Convergys Corp. (A)                     250           7,923
   Deluxe Corp.                             50           2,301
   Fiserv, Inc. (A)                        475          20,159
   H&R Block, Inc.                         300          13,878
   Intuit, Inc. (A)                        700          27,475
   Paychex, Inc.                           850          31,195
   Robert Half International, Inc. (A)     250           6,555
                                                   -----------
                                                       158,430
                                                   -----------



             Please see accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                                                              21

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                               TD WATERHOUSE TRUST


                    500 INDEX FUND o SCHEDULE OF INVESTMENTS
                                January 31, 2002

                                      Number of       Market
                                       Shares          Value
                                     -----------   -----------
Motorcycles--0.1%
   Harley-Davidson, Inc.                   650    $     37,050
                                                   -----------


Office Supplies & Equipment--0.3%
   Avery Dennison Corp.                    300          17,850
   Pitney Bowes, Inc.                      750          31,365
   Xerox Corp.                           1,900          21,527
                                                   -----------
                                                        70,742
                                                   -----------
Paper & Paper Products--0.5%
   Boise Cascade Corp.                     100           3,560
   Georgia-Pacific Corp.                   300           7,500
   International Paper Co.               1,350          56,403
   Louisiana-Pacific Corp.                 200           1,728
   Meadwestvaco Corp. (A)                  296           9,539
   Temple-Inland, Inc.                      50           2,768
   Weyerhaeuser Co.                        650          37,908
   Willamette Industries                   150           8,318
                                                   -----------
                                                       127,724
                                                   -----------
Petroleum & Fuel Products--6.3%
   Amerada Hess Corp.                      150           9,204
   Anadarko Petroleum Corp.                550          27,022
   Apache Corp.                            465          22,548
   Baker Hughes, Inc.                      750          26,400
   Burlington Resources, Inc.              550          18,832
   Chevron Texaco Corp.                  2,593         217,293
   Conoco, Inc.                          1,700          47,872
   Devon Energy Corp.                      600          22,332
   EOG Resources, Inc.                     150           5,099
   Exxon Mobil Corp.                    16,400         640,420
   Halliburton Co.                         900          12,375
   Kerr-McGee Corp.                        150           7,943
   Marathon Oil Corp.                      700          19,635
   Nabors Industries, Inc. (A)             300           9,393
   Noble Drilling Corp. (A)                150           4,796
   Occidental Petroleum Corp.              900          23,355
   Phillips Petroleum Co.                  840          49,115
   Rowan Companies, Inc. (A)               100           1,803
   Royal Dutch Petroleum Co.             5,100         254,847
   Schlumberger Ltd.                     1,400          78,946
   Sunoco, Inc.                            100           3,856
   Transocean Sedco Forex                  850          26,044
   Unocal Corp.                            850          29,708
                                                   -----------
                                                     1,558,838
                                                   -----------
Pharmaceuticals--9.5%
   Abbott Laboratories                   3,750         216,375
   Allergan, Inc.                          300          20,025
   American Home Products Corp.          3,200         206,912
   Amerisource Bergen Corp.                150           9,710
   Biogen, Inc. (A)                        250          13,555
   Bristol-Myers Squibb Co.              4,650         210,971


                                       Number of        Market
                                        Shares          Value
                                      -----------    -----------
   Cardinal Health, Inc.                 1,200     $    79,092
   Chiron Corp. (A)                        550          23,304
   Eli Lilly & Co.                       2,850         214,035
   Forest Laboratories, Inc. (A)           400          33,160
   Genzyme Corp. (A)                       400          18,244
   Immunex Corp. (A)                     1,500          41,925
   King Pharmaceuticals, Inc. (A)          633          23,041
   McKesson HBOC, Inc.                     700          26,950
   Medimmune, Inc. (A)                     500          21,185
   Merck & Co., Inc.                     5,450         322,531
   Pfizer, Inc.                         15,100         629,217
   Pharmacia Corp.                       3,100         125,550
   Schering-Plough Corp.                 3,450         111,711
   Watson Pharmaceuticals, Inc. (A)        100           2,930
                                                   -----------
                                                     2,350,423
                                                   -----------
Photographic Equipment &
Supplies--0.1%
   Eastman Kodak Co.                       650          18,460
                                                   -----------

Printing & Publishing--0.6%
   American Greetings, Cl A                200           2,492
   Dow Jones & Co., Inc.                   150           7,763
   Gannett Co., Inc.                       550          37,098
   Knight-Ridder, Inc.                     150           9,338
   McGraw-Hill Cos., Inc.                  450          28,836
   Meredith Corp.                           50           1,752
   New York Times Co., Cl A                600          25,278
   RR Donnelley & Sons Co.                 150           4,358
   Tribune Co.                             700          26,019
                                                   -----------
                                                       142,934
                                                   -----------
Railroads--0.5%
   Burlington Northern Santa Fe Corp.      900          25,416
   CSX Corp.                               750          30,000
   Norfolk Southern Corp.                1,000          22,550
   Union Pacific Corp.                     550          34,128
                                                   -----------
                                                       112,094
                                                   -----------
Real Estate Investment Trusts--0.3%
   Equity Office Properties Trust        1,300          37,427
   Equity Residential Properties Trust     550          14,729
   Plum Creek Timber Co., Inc.             400          12,080
                                                   -----------
                                                        64,236
                                                   -----------
Retail--7.8%
   Albertson's, Inc.                       850          24,438
   Autozone, Inc. (A)                      300          20,295
   Bed Bath & Beyond, Inc. (A)             650          22,477
   Best Buy Co., Inc. (A)                  450          33,300
   Big Lots, Inc. (A)                      200           2,144
   Circuit City Stores                     300           8,952
   CVS Corp.                               850          23,120
   Darden Restaurants, Inc.                150           6,180


             Please see accompanying notes to financial statements.

--------------------------------------------------------------------------------
22

--------------------------------------------------------------------------------


                               TD WATERHOUSE TRUST


                    500 INDEX FUND o SCHEDULE OF INVESTMENTS
                                January 31, 2002

                                      Number of       Market
                                       Shares          Value
                                     -----------   -----------
   Dillard's, Inc., Cl A                   150    $      2,157
   Dollar General Corp.                    450           7,110
   Family Dollar Stores                    240           8,095
   Federated Department Stores (A)         650          27,053
   Gap, Inc.                             1,850          26,640
   Home Depot, Inc.                      5,650         283,009
   JC Penney Co.                         1,000          24,870
   Kohls Corp. (A)                         900          59,661
   Kroger Co. (A)                        2,250          46,350
   Limited, Inc.                         1,400          25,970
   Lowe's Cos.                           2,000          92,140
   May Department Stores                   700          25,760
   McDonald's Corp.                      3,200          86,976
   Nordstrom, Inc.                         150           3,795
   Office Depot, Inc. (A)                  400           6,580
   RadioShack Corp.                        700          22,064
   Safeway, Inc. (A)                     1,300          52,585
   Sears, Roebuck & Co.                    700          36,988
   Staples, Inc. (A)                     1,200          21,864
   Starbucks Corp. (A)                   1,200          28,524
   Target Corp.                          2,200          97,702
   Tiffany & Co.                           200           7,140
   TJX Cos., Inc.                          700          28,938
   Toys R US, Inc. (A)                     250           4,890
   Tricon Global Restaurants, Inc. (A)     450          25,110
   Wal-Mart Stores, Inc.                10,700         641,786
   Walgreen Co.                          2,500          90,700
   Wendy's International, Inc.             150           4,680
   Winn-Dixie Stores, Inc.                 200           2,670
                                                   -----------
                                                     1,932,713
                                                   -----------
Semi-Conductors/Instruments--4.8%
   Advanced Micro Devices (A)            1,000          16,050
   Altera Corp. (A)                        900          22,608
   Analog Devices, Inc. (A)                800          35,040
   Applied Materials, Inc. (A)           1,900          82,935
   Applied Micro Circuits Corp. (A)        250           2,543
   Avaya, Inc. (A)                         358           3,079
   Broadcom Corp., Cl A (A)                600          25,482
   Conexant Systems, Inc. (A)              300           3,912
   Intel Corp.                          16,100         564,144
   JDS Uniphase Corp. (A)                2,900          20,300
   Johnson Controls, Inc.                  150          12,609
   KLA-Tencor Corp. (A)                    400          22,912
   Linear Technology Corp.                 700          28,959
   LSI Logic Corp. (A)                   1,400          23,212
   Maxim Integrated Products (A)           700          38,843
   Micron Technology, Inc. (A)           1,700          57,375
   Millipore Corp.                          50           2,685
   National Semiconductor Corp. (A)        200           5,642
   Novellus Systems, Inc. (A)              400          17,084
   Nvidia Corp. (A)                        300          19,722


                                       Number of       Market
                                        Shares          Value
                                     ------------   ------------

   PMC-Sierra, Inc. (A)                    190   $       4,535
   Power-One, Inc. (A)                     100             993
   QLogic Corp. (A)                        150           7,340
   Teradyne, Inc. (A)                      250           7,465
   Texas Instruments, Inc.               4,150         129,522
   Vitesse Semiconductor Corp. (A)         200           2,530
   Xilinx, Inc. (A)                        700          30,345
                                                   -----------
                                                     1,187,866
                                                   -----------
Software--5.1%
   BMC Software, Inc. (A)                  300           5,301
   Citrix Systems, Inc. (A)                250           4,308
   Computer Associates
        International, Inc.              1,650          56,859
   Compuware Corp. (A)                     500           6,800
   Mercury Interactive Corp. (A)           100           3,810
   Microsoft Corp. (A)                  12,950         825,045
   Novell, Inc. (A)                        450           2,354
   Oracle Corp. (A)                     13,350         230,421
   Parametric Technology (A)               350           2,408
   Peoplesoft, Inc. (A)                    650          21,119
   Siebel Systems, Inc. (A)              1,250          44,238
   Veritas Software Corp. (A)              900          38,295
   Yahoo, Inc. (A)                       1,300          22,412
                                                   -----------
                                                     1,263,370
                                                   -----------
Telephones & Telecommunications--7.2%
   ADC Telecommunications, Inc. (A)        800           3,904
   Alltel Corp.                            900          49,932
   Andrew Corp. (A)                        150           2,699
   AT&T Corp.                            8,800         155,760
   AT&T Wireless Services, Inc. (A)      6,364          73,186
   BellSouth Corp.                       4,550         182,000
   CenturyTel, Inc.                        150           4,617
   CIENA Corp. (A)                         500           6,350
   Comverse Technology, Inc. (A)           200           4,274
   Corning, Inc.                         2,200          17,534
   Lucent Technologies, Inc.             8,400          54,936
   Motorola, Inc.                        5,450          72,540
   Network Appliance, Inc. (A)             900          16,155
   Nextel Communications, Inc., Cl A (A) 1,850          14,893
   Nortel Networks Corp.                 8,050          58,282
   Qualcomm, Inc. (A)                    1,850          81,493
   Qwest Communications International    4,150          43,575
   SBC Communications, Inc.              8,100         303,345
   Scientific-Atlanta, Inc.                200           5,296
   Sprint Corp. (FON Group)              2,500          44,250
   Sprint Corp. (PCS Group) (A)          2,150          35,217
   Tellabs, Inc. (A)                       550           8,503
   Verizon Communications, Inc.          6,550         303,593
   Viacom, Inc. (A)                      4,450         177,956
   WorldCom, Inc.-WorldCom Group (A)     6,750          67,838
                                                   -----------
                                                     1,788,128
                                                   -----------



             Please see accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                                                              23

--------------------------------------------------------------------------------

                               TD WATERHOUSE TRUST


                    500 INDEX FUND o SCHEDULE OF INVESTMENTS
                                January 31, 2002


                                       Number of       Market
                                        Shares          Value
                                     ------------   ------------

Testing Laboratories--0.0%
   Quintiles Transnational Corp. (A)       150    $      2,403
                                                   -----------

Travel Services--0.1%
   Sabre Holdings Corp. (A)                500          22,340
                                                   -----------

Trucking & Leasing--0.0%
   Ryder System, Inc.                      150           3,747
                                                   -----------

Wholesale--0.2%
   Costco Wholesale Corp. (A)            1,250          57,500
                                                   -----------

Total Common Stock
(Cost $26,960,835)--99.5%                           24,729,372
                                                   -----------

Total Investments
(Cost $26,960,835)--99.5%                           24,729,372

Other Assets and Liabilities, Net--0.5%                117,177
                                                   -----------

Net Assets--100.0%                                 $24,846,549
                                                  ============

(A) Non-income producing security.


             Please see accompanying notes to financial statements.

--------------------------------------------------------------------------------
24

--------------------------------------------------------------------------------


                               TD WATERHOUSE TRUST


              EXTENDED MARKET INDEX FUND o SCHEDULE OF INVESTMENTS
                                January 31, 2002

                                        Number of       Market
                                         Shares          Value
                                      ------------   -----------
Common Stock

Aerospace & Defense--0.9%
   Aerosonic Corp. (A)                     500   $       9,625
   Alliant Techsystems, Inc. (A)           150          13,350
   Hughes Electronics Corp., Cl H (A)    2,150          33,755
   Northrop Grumman Corp.                   17           1,945
                                                   -----------
                                                        58,675
                                                   -----------
Air Transportation--0.5%
   Alaska Air Group, Inc. (A)              350          10,731
   Continental Airlines, Inc., Cl B (A)    250           7,285
   EGL, Inc. (A)                           450           6,129
   Skywest, Inc.                           200           5,480
                                                   -----------
                                                        29,625
                                                   -----------
Aircraft--0.1%
   Triumph Group, Inc.  (A)                250           8,475
                                                   -----------

Apparel/Textiles--1.0%
   Albany International Corp., Cl A        550          12,699
   Garan, Inc.                             300          12,870
   Mohawk Industries, Inc. (A)             100           5,496
   Mossimo, Inc. (A)                     3,200          18,880
   Polo Ralph Lauren Corp. (A)             250           6,905
   Russell Corp.                           600           9,600
                                                   -----------
                                                        66,450
                                                   -----------
Automotive--0.9%
   Coachmen Industries, Inc.             1,000          16,200
   Harsco Corp.                            400          14,084
   SPX Corp. (A)                            67           7,649
   Superior Industries International       300          11,634
   Teleflex, Inc.                          100           4,531
                                                   -----------
                                                        54,098
                                                   -----------
Banks--8.1%
   Associated Bancorp.                     300          10,392
   Astoria Financial Corp.                 400          11,604
   Banknorth Group, Inc.                   490          11,593
   Coastal Financial Corp.               1,275          11,985
   CoBiz, Inc.                             525           7,429
   Columbia Banking Systems, Inc. (A)      800           9,528
   Commerce Bancorp, Inc.                  300          12,225
   Commerce Bancshares, Inc.               300          11,847
   Commercial Federal Corp.                450          11,065
   Compass Bancshares, Inc.                450          13,018
   East-West Bancorp, Inc.                 450          11,790
   Equitable Bank (A)                      450          12,307
   F&M Bancorp                             400          11,120
   First Charter Corp.                     600          10,728
   First Midwest Bancorp, Inc.             437          12,529
   First of Long Island Corp.              450          16,650
   First SecurityFed Financial, Inc.       550          11,412


                                        Number of       Market
                                         Shares          Value
                                      ------------   -----------
   First Tennessee National Corp.          400   $      13,648
   First Virginia Banks, Inc.              200          10,058
   Frontier Financial Corp.                400          10,704
   GBC Bancorp/California                  400          12,700
   Golden State Bancorp, Inc.              400          11,376
   Greenpoint Financial Corp.              200           8,580
   HF Financial Corp.                      750           8,812
   Hibernia Corp.                          600          10,764
   Hudson City Bancorp, Inc.               450          13,725
   Hudson United Bancorp                   400          12,016
   Investors Financial Services Corp.      150          10,440
   M&T Bank Corp.                          200          15,000
   Marshall & Ilsley Corp.                 350          20,692
   Medford Bancorp, Inc.                   500          11,550
   Mercantile Bankshares Corp.             300          13,089
   Mid-State Bancshares                    350           5,757
   Nara Bancorp, Inc. (A)                   50             950
   National Commerce Financial Corp.       350           8,876
   New York Community Bancorp, Inc.        375          10,327
   North Fork Bancorp                      300           9,990
   Peoples Bancshares, Inc. (A)            650          14,462
   Popular, Inc.                           250           7,047
   Sky Financial Group, Inc.               340           7,014
   Sovereign Bancorp, Inc.                 900          11,538
   TCF Financial Corp.                     150           7,390
   UnionBanCal Corp.                       300          10,710
   Valley National Bancorp                 250           8,537
   Warwick Community Bancorp, Inc.         600          12,810
   Whitney Holding Corp.                   250          11,277
   WSFS Financial Corp.                    600          10,380
                                                   -----------
                                                       517,441
                                                   -----------
Beauty Products--0.1%
   DEL Laboratories, Inc. (A)               52             845
   Estee Lauder Cos., Inc., Cl A           150           4,845
                                                   -----------
                                                         5,690
                                                   -----------
Broadcasting, Newspapers &
Advertising--3.6%
   Adelphia Communications, Cl A (A)       400          10,324
   Allegiance Telecom, Inc. (A)            350           2,086
   Beasley Broadcasting Group, Cl A (A)    500           6,150
   Cablevision Systems Corp., Cl A (A)     250          10,575
   Catalina Marketing Corp. (A)            300          11,292
   Charter Communications, Inc. (A)        500           6,160
   COX Communications, Inc., Cl A (A)    1,300          48,685
   Emmis Communications Corp., Cl A (A)    750          16,350
   Entercom Communications Corp. (A)       150           7,177
   Fox Entertainment Group, Inc., Cl A (A) 550          11,577
   Hearst-Argyle Television, Inc. (A)      500           9,745
   Hispanic Broadcasting Corp. (A)         500          11,770
   Insight Communications (A)              450           9,801
   Lamar Advertising Co. (A)               400          14,508



             Please see accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                                                              25

--------------------------------------------------------------------------------

                               TD WATERHOUSE TRUST


              EXTENDED MARKET INDEX FUND o SCHEDULE OF INVESTMENTS
                                January 31, 2002


                                        Number of       Market
                                         Shares          Value
                                      ------------   -----------
   Sinclair Broadcast
     Group, Inc., Cl A (A)               1,400    $     14,000
   Tivo, Inc. (A)                        1,500           9,105
   USA Networks, Inc. (A)                  650          18,583
   Westwood One, Inc. (A)                  350          10,815
                                                   -----------
                                                       228,703
                                                   -----------
Building & Construction--0.7%
   ABM Industries, Inc.                    200           6,100
   Clayton Homes, Inc.                     300           5,040
   DR Horton, Inc.                         199           7,451
   Encompass Services Corp. (A)          1,000           1,870
   Granite Construction, Inc.              125           2,804
   Lennar Corp.                            150           8,317
   Ryland Group, Inc.                       50           3,915
   Standard-Pacific Corp.                   50           1,318
   Walter Industries, Inc.                 800           8,520
                                                   -----------
                                                        45,335
                                                   -----------
Building & Construction Supplies--0.7%
   Butler Manufacturing Co.                400          10,692
   Griffon Corp. (A)                       100           1,572
   Lafarge North America, Inc.             300          12,156
   Martin Marietta Materials               250          10,192
   Penn Engineering & Manufacturing Corp.  600           9,138
                                                   -----------
                                                        43,750
                                                   -----------
Chemicals--0.7%
   Cabot Corp.                             300          10,071
   Crompton Corp.                          950           8,597
   Cytec Industries, Inc. (A)              150           3,568
   Millennium Chemicals                    650           7,923
   Scotts Co., Cl A (A)                    250          11,897
                                                   -----------
                                                        42,056
                                                   -----------
Coal Mining--0.2%
   Massey Energy Co.                       700          10,381
                                                   -----------

Communications Equipment--2.4%
   Cognitronics Corp. (A)                1,950           8,190
   Corvis Corp. (A)                      3,550           7,135
   Digital Lightwave, Inc. (A)             400           2,580
   Dionex Corp. (A)                        200           5,140
   Echostar Communications Corp. (A)       700          19,110
   Gemstar-TV Guide International, Inc.(A) 850          15,470
   Harris Corp.                            350          12,246
   Interdigital Communications Corp.(A)    900          10,431
   InterVoice-Brite, Inc. (A)              500           4,790
   L-3 Communications Holdings, Inc.(A)    150          15,378
   Netro Corp. (A)                         200             632
   Oni Systems Corp. (A)                   300           1,701
   Openwave Systems, Inc. (A)              441           2,853
   Polycom, Inc. (A)                       200           6,996
   Powerwave Technologies, Inc. (A)        250           4,610



                                        Number of       Market
                                         Shares          Value
                                      ------------   -----------
   Rogers Corp. (A)                        300   $       9,030
   Somera Communications, Inc. (A)       1,150          10,005
   Sonus Networks, Inc. (A)                350           1,424
   Tekelec (A)                             550           7,799
   TeleCorp PCS, Inc., Cl A (A)            700           7,357
   Triton Network Systems, Inc. (A)        850             561
                                                   -----------
                                                       153,438
                                                   -----------
Computers & Services--5.5%
   3Com Corp. (A)                          950           5,681
   Adaptec, Inc. (A)                       900          15,975
   Aether Systems, Inc. (A)                150           1,065
   Affiliated Computer Services, Inc.(A)   100           9,565
   Amazon.Com, Inc. (A)                  1,200          17,028
   America Online Latin America, Inc.(A) 1,150           3,312
   At Home Corp. (A)                     3,700              44
   Black Box Corp. (A)                     200          10,542
   Cacheflow, Inc. (A)                     100             168
   Cadence Design Systems, Inc. (A)        750          17,775
   CDW Computer Centers, Inc. (A)          250          13,845
   Ceridian Corp. (A)                      600          10,782
   Checkfree Corp. (A)                     350           5,071
   CMGI, Inc. (A)                          400             664
   CNET Networks, Inc. (A)                 600           3,630
   Diebold, Inc.                           300          11,745
   DoubleClick, Inc. (A)                   400           4,516
   eBay, Inc. (A)                          750          44,265
   Electronics for Imaging (A)             100           2,046
   Emulex Corp. (A)                        200           9,202
   Extreme Networks, Inc. (A)              200           2,788
   Factset Research Systems, Inc.          350          13,545
   Handspring, Inc. (A)                    900           5,103
   Homestore.com, Inc. (A)                 300             444
   I-many, Inc. (A)                        600           5,028
   Infospace, Inc. (A)                   2,150           4,450
   Inktomi Corp. (A)                       150             895
   Interland, Inc. (A)                   1,150           2,334
   Internap Network Services (A)           500             555
   Jack Henry & Associates                 350           7,623
   Macromedia, Inc. (A)                    200           3,562
   McData Corp. (A)                        350           8,680
   Mentor Graphics Corp. (A)               200           4,922
   Network Equipment
        Technologies, Inc. (A)           3,050          17,080
   Nuance Communications, Inc. (A)         150           1,183
   Overture Services, Inc. (A)             300          10,974
   Priceline.com, Inc. (A)                 550           3,465
   RSA Security, Inc. (A)                  500           5,605
   Sandisk Corp. (A)                       200           3,082
   Storage Technology Corp. (A)            500          12,235
   Synopsys, Inc. (A)                      250          12,970
   VeriSign, Inc. (A)                      450          13,887


             Please see accompanying notes to financial statements.

--------------------------------------------------------------------------------
26

--------------------------------------------------------------------------------



                               TD WATERHOUSE TRUST


              EXTENDED MARKET INDEX FUND o SCHEDULE OF INVESTMENTS
                                January 31, 2002

                                        Number of       Market
                                         Shares          Value
                                      ------------   -----------
   VerticalNet, Inc. (A)                   300  $          390
   WebMD Corp. (A)                       1,800          14,220
   Websense, Inc. (A)                      350           9,765
                                                   -----------
                                                       351,706
                                                   -----------
Consumer Services--0.9%
   Ablest, Inc. (A)                      2,250          10,125
   Korn/Ferry International (A)            700           6,300
   Manpower, Inc.                          350          12,219
   On Assignment, Inc. (A)                 550          10,923
   Service Corp. International (A)         950           4,845
   Weight Watchers International, Inc. (A) 300          11,625
                                                   -----------
                                                        56,037
                                                   -----------
Containers & Packaging--0.5%
   Longview Fibre Co.                      500           5,500
   Owens-Illinois, Inc. (A)              1,400          17,976
   Sonoco Products Co.                     250           6,637
                                                   -----------
                                                        30,113
                                                   -----------
Data Processing--1.1%
   Acxiom Corp. (A)                        800          11,232
   Certegy, Inc. (A)                       400          13,876
   Choicepoint, Inc. (A)                   250          13,150
   CSG Systems International (A)           200           7,422
   Dun & Bradstreet Corp. (A)              350          12,040
   Probusiness Services, Inc. (A)          400           7,140
   Total System Services, Inc.             350           8,750
                                                   -----------
                                                        73,610
                                                   -----------
Electrical Services--2.8%
   Alliant Energy Corp.                    350          10,433
   Black Hills Corp.                       250           7,215
   CH Energy Group, Inc.                   150           7,042
   Cleco Corp.                             500          10,365
   DPL, Inc.                               300           6,978
   Energy East Corp.                       500           9,850
   Hawaiian Electric Industries            300          12,450
   Hubbell, Inc., Cl B                     350          10,503
   Montana Power Co. (A)                   450           2,407
   Newpower Holdings, Inc. (A)           1,050             483
   Northeast Utilities                     200           3,622
   NSTAR                                   250          10,962
   Orion Power Holdings, Inc. (A)          400          10,640
   PNM Resources, Inc.                     350           9,453
   Potomac Electric Power                  200           4,468
   Scana Corp.                             400          10,784
   Sierra Pacific Resources                300           4,797
   Ucar International, Inc. (A)            750           8,482
   Utilicorp United, Inc.                  515          11,953
   Vicor Corp. (A)                         400           6,300
   Vishay Intertechnology, Inc. (A)        400           7,444



                                        Number of       Market
                                         Shares          Value
                                      ------------   -----------
   Western Resources, Inc.                 200   $       3,310
   Wisconsin Energy Corp.                  450          10,170
                                                   -----------
                                                       180,111
                                                   -----------
Electrical Technology--0.4%
   C&D Technologies, Inc.                  300           6,270
   Capstone Turbine Corp. (A)              200             840
   Lincoln Electric Holdings, Inc.         250           6,365
   Wilson Greatbatch Technologies, Inc.(A) 350           9,912
                                                   -----------
                                                        23,387
                                                   -----------
Electronic & Other Electrical
Equipment--0.4%
   Adobe Systems, Inc.                     400          13,480
   AVX Corp.                               550          10,923
                                                   -----------
                                                        24,403
                                                   -----------
Entertainment--2.0%
   Cedar Fair LP                           450          10,930
   Century Casinos, Inc. (A)             4,900          11,515
   Dover Downs Entertainment               700          10,395
   Liberty Media Corp. (A)               5,450          70,850
   Macrovision Corp. (A)                   150           4,560
   Metro-Goldwyn-Mayer, Inc. (A)           600          11,760
   Park Place Entertainment Corp. (A)    1,050          10,237
                                                   -----------
                                                       130,247
                                                   -----------
Environmental Services--0.5%
   Casella Waste Systems, Inc. (A)         750          10,185
   Eden Bioscience Corp. (A)                50             137
   IMC Global, Inc.                      1,050          14,227
   Republic Services, Inc. (A)             500           8,700
                                                   -----------
                                                        33,249
                                                   -----------
Financial Services--3.2%
   Actrade Financial Technologies Ltd. (A) 350           7,878
   AG Edwards, Inc.                        300          12,753
   Alliance Capital Management Holding LP  250          10,600
   Allied Capital Corp.                    400          10,900
   AmeriCredit Corp. (A)                   200           4,460
   E*Trade Group, Inc. (A)                 850           7,624
   Eaton Vance Corp.                       300          11,790
   Federal Agricultural Mortgage
      Corp., Cl A (A)                      400          13,520
   Federated Investors, Inc., Cl B         150           4,798
   Five Star Quality Care, Inc. (A)         11              85
   Goldman Sachs Group, Inc.               450          39,141
   John Nuveen Co., Cl A                   200          10,600
   Knight Trading Group, Inc. (A)          500           5,055
   LaBranche & Co., Inc. (A)               250           7,717
   Legg Mason, Inc.                        300          15,708
   NCO Portfolio Management, Inc. (A)    1,600          10,640
   Neuberger Berman, Inc.                  325          14,007



             Please see accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                                                              27

--------------------------------------------------------------------------------

                               TD WATERHOUSE TRUST


              EXTENDED MARKET INDEX FUND o SCHEDULE OF INVESTMENTS
                                January 31, 2002

                                        Number of       Market
                                         Shares          Value
                                      ------------   -----------
   SEI Investments Co.                     150   $       6,057
   Waddell & Reed Financial, Inc., Cl A    300           9,804
                                                   -----------
                                                       203,137
                                                   -----------
Food, Beverage & Tobacco--1.7%
   Affiliated Managers Group (A)           100           6,878
   Hormel Foods Corp.                      400          10,396
   Kraft Foods, Inc.                       800          29,648
   McCormick & Co., Inc.                   250          11,050
   RJ Reynolds Tobacco Holdings, Inc.      300          17,925
   Smithfield Foods, Inc. (A)              400           8,880
   Tootsie Roll Industries                 112           4,294
   Tyson Foods, Inc., Cl A               1,652          20,848
                                                   -----------
                                                       109,919
                                                   -----------
Gas/Natural Gas--0.8%
   AGL Resources, Inc.                     500          10,640
   Piedmont Natural Gas Co.                300          10,113
   Southern Union Co. (A)                  525           9,791
   UGI Corp.                               250           7,097
   Western Gas Resources, Inc.             350          10,710
                                                   -----------
                                                        48,351
                                                   -----------
Hotels & Lodging--0.6%
   Boca Resorts, Inc., Cl A (A)            750           9,637
   Extended Stay America, Inc. (A)         350           5,652
   MGM Mirage (A)                          500          16,280
   Vail Resorts, Inc. (A)                  500           8,300
                                                   -----------
                                                        39,869
                                                   -----------
Household Products--0.5%
   Acorn Products, Inc. (A)              6,500           4,745
   Helen of Troy Ltd. (A)                  950          14,155
   Valspar Corp.                           350          14,668
                                                   -----------
                                                        33,568
                                                   -----------
Insurance--10.4%
   21st Century Holding Co.              4,000          15,040
   21st Century Insurance Group            350           6,142
   Allmerica Financial Corp.                50           2,106
   Anthem, Inc. (A)                        250          13,300
   Arthur J. Gallagher & Co.               150           4,950
   Berkshire Hathaway, Inc., Cl A (A)        4         295,600
   Ceres Group, Inc. (A)                 2,000           7,420
   Clark/Bardes, Inc. (A)                  550          13,898
   CNA Financial Corp. (A)                 400          11,448
   Commerce Group, Inc.                    350          12,110
   Erie Indemnity Co., Cl A                300          12,048
   First Health Group Corp. (A)            400          10,160
   Health Net, Inc. (A)                    600          13,368
   Horace Mann Educators                   300           6,003
   Mercury General Corp.                   250          10,520
   MID Atlantic Medical Services (A)       500          12,525
   Odyssey Re Holdings Corp.               600           9,732



                                        Number of       Market
                                         Shares          Value
                                      ------------   -----------
   Old Republic International Corp.        300   $       8,850
   Oxford Health Plans (A)                 400          14,792
   PMI Group, Inc.                         150          10,582
   Presidential Life Corp.                 500          10,535
   Principal Financial Group (A)           800          20,360
   Protective Life Corp.                   300           8,640
   Prudential Financial, Inc. (A)        1,300          40,365
   Radian Group, Inc.                      300          13,470
   Reinsurance Group of America            100           2,862
   Transatlantic Holdings, Inc.             75           6,713
   Trigon Healthcare, Inc. (A)             200          14,706
   United Fire & Casualty Co.              450          13,833
   Unitrin, Inc.                           300          12,060
   Wesco Financial Corp.                    50          15,800
   WR Berkley Corp.                        250          12,600
                                                   -----------
                                                       662,538
                                                   -----------
Leasing & Renting--0.2%
   Comdisco, Inc. (A)                      650             293
   Rent-Way, Inc. (A)                    1,600           9,568
                                                   -----------
                                                         9,861
                                                   -----------

Lumber & Wood Products--0.3%
   American Woodmark Corp.                 300          17,859
                                                   -----------

Machinery--1.9%
   Advanced Technical Products, Inc. (A)    50             903
   Agco Corp.                              350           5,254
   Allied Devices Corp. (A)              3,800           3,914
   Aptargroup, Inc.                        350          11,228
   Cooper Cameron Corp. (A)                200           8,506
   Donaldson Co., Inc.                     100           3,701
   Hydril Co. (A)                          450           7,718
   Kennametal, Inc.                        300          11,409
   Lam Research Corp. (A)                  450          10,467
   National-Oilwell, Inc. (A)              450           8,573
   Rayovac Corp. (A)                       500           7,750
   Smith Corp.                             550          13,624
   Smith International, Inc. (A)           100           5,505
   Trinity Industries, Inc.                400           9,464
   Varian Medical Systems, Inc. (A)        300          11,820
                                                   -----------
                                                       119,836
                                                   -----------
Manufacturing--0.1%
   General Cable Corp.                     600           8,100
   Optical Cable Corp. (A)                 675             770
                                                   -----------
                                                         8,870
                                                   -----------

Marine Transportation--0.4%
   Alexander & Baldwin, Inc.               450          11,511
   Royal Caribbean Cruises Ltd.            600          10,836
                                                   -----------
                                                        22,347
                                                   -----------


             Please see accompanying notes to financial statements.

--------------------------------------------------------------------------------
28

--------------------------------------------------------------------------------


                               TD WATERHOUSE TRUST


              EXTENDED MARKET INDEX FUND o SCHEDULE OF INVESTMENTS
                                January 31, 2002

                                        Number of       Market
                                         Shares          Value
                                      ------------   -----------
Measuring Devices--0.9%
   Credence Systems Corp. (A)              550   $       8,696
   Input/Output, Inc. (A)                  900           7,785
   Inverness Medical Innovations, Inc. (A)  60           1,440
   Microchip Technology, Inc. (A)          375          14,134
   Newport Corp.                           100           2,366
   Rudolph Technologies, Inc. (A)          300          10,824
   Varian, Inc. (A)                        300          10,560
                                                   -----------
                                                        55,805
                                                   -----------
Medical Products & Services--4.2%
   AdvancePCS (A)                          400          12,348
   Apogent Technologies, Inc. (A)          200           5,016
   Beckman Coulter, Inc.                   250          11,640
   Biosite, Inc. (A)                       300           4,167
   Caremark Rx, Inc. (A)                   400           6,600
   Community Health Systems, Inc. (A)      350           8,222
   Covance, Inc. (A)                       500           8,855
   Coventry Health Care, Inc. (A)          600          13,470
   Cryolife, Inc. (A)                       50           1,395
   Cytyc Corp. (A)                         450          10,220
   DaVita, Inc. (A)                        450          10,980
   Dentsply International, Inc.            300          14,835
   Enzon, Inc. (A)                         100           5,268
   Express Scripts, Inc. (A)               150           6,869
   Haemonetics Corp. (A)                   200           5,742
   Henry Schein, Inc. (A)                  100           4,589
   Hillenbrand Industries, Inc.            100           5,729
   Human Genome Sciences, Inc. (A)         200           5,626
   Laboratory Corp of America Holdings (A) 150          12,210
   LifePoint Hospitals, Inc. (A)           350          12,212
   Lincare Holdings, Inc. (A)              400          10,632
   NU Skin Enterprises, Inc., Cl A       1,400          10,430
   Omnicare, Inc.                          450           9,878
   Patterson Dental Co. (A)                300          12,057
   PolyMedica Corp. (A)                    450           8,960
   Renal Care Group, Inc. (A)              400          12,372
   Respironics, Inc. (A)                   350          10,178
   Steris Corp. (A)                        100           1,840
   Techne Corp. (A)                        350          10,749
   Triad Hospitals, Inc. (A)               287           9,098
   Universal Health Services, Cl B (A)     150           6,278
                                                   -----------
                                                       268,465
                                                   -----------
Metals & Mining--0.1%
   Stillwater Mining Co. (A)               400           6,264
                                                   -----------

Miscellaneous Business Services--1.0%
   Gtech Holdings Corp. (A)                300          15,273
   Iron Mountain, Inc. (A)                 375          12,019
   KPMG Consulting, Inc. (A)               700          11,620



                                        Number of       Market
                                         Shares          Value
                                      ------------   -----------
   Pittston Brink's Group                  500    $     11,200
   Rollins, Inc.                           550          11,033
                                                   -----------
                                                        61,145
                                                   -----------
Office Furniture &Fixtures--0.4%
   Herman Miller, Inc.                     450          11,178
   Lear Corp. (A)                          350          14,056
                                                   -----------
                                                        25,234
                                                   -----------
Paper & Paper Products--0.7%
   Bowater, Inc.                           300          14,382
   Glatfelter                              800          12,048
   Smurfit-Stone Container Corp. (A)       350           5,534
   Wausau-Mosinee Paper Corp.              900           9,801
                                                   -----------
                                                        41,765
                                                   -----------
Petroleum & Fuel Products--2.6%
   Atwood Oceanics, Inc. (A)               250           8,650
   BJ Services Co. (A)                     500          15,500
   Callon Petroleum Co. (A)              1,050           6,195
   Devon Energy Corp.                      117           4,355
   Diamond Offshore Drilling               350          10,073
   Ensco International, Inc.               400           9,520
   Forest Oil Corp. (A)                    450          11,093
   Global Industries Ltd. (A)              200           1,684
   Global SantaFe Corp.                    732          20,789
   Helmerich & Payne, Inc.                 200           6,080
   Ocean Energy, Inc.                      500           8,480
   Pure Resources, Inc. (A)                550          11,248
   Spinnaker Exploration Co. (A)           250           9,245
   Tetra Technologies, Inc. (A)            450           9,540
   Tidewater, Inc.                         250           8,563
   Vintage Petroleum, Inc.                 700           8,176
   Weatherford International, Inc. (A)     350          13,472
                                                   -----------
                                                       162,663
                                                   -----------
Petroleum Refining--1.0%
   Enterprise Products Partners LP         300          15,147
   Murphy Oil Corp.                        150          11,850
   Pennzoil-Quaker State Co.               700           9,688
   Tesoro Petroleum Corp. (A)              800          11,008
   Valero Energy Corp.                     300          13,782
                                                   -----------
                                                        61,475
                                                   -----------
Pharmaceuticals--4.0%
   Abgenix, Inc. (A)                       250           5,958
   Alkermes, Inc. (A)                      400          10,724
   Andrx Group (A)                         200          11,748
   Avant Immunotherapeutics, Inc. (A)    1,900           6,137
   Barr Laboratories, Inc. (A)             150          10,950
   Charles River Laboratories
      International, Inc. (A)              100           3,055
   COR Therapeutics, Inc. (A)              500           9,395



             Please see accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                                                              29

--------------------------------------------------------------------------------



                               TD WATERHOUSE TRUST


              EXTENDED MARKET INDEX FUND o SCHEDULE OF INVESTMENTS
                                January 31, 2002

                                        Number of       Market
                                         Shares          Value
                                      ------------   -----------
   Cytogen Corp. (A)                     1,750   $       4,550
   Digene Corp. (A)                        300           7,392
   Genentech, Inc. (A)                     600          29,670
   GenStar Therapeutics Corp. (A)        1,350           2,700
   Gilead Sciences, Inc. (A)               200          13,084
   ICN Pharmaceuticals, Inc.               300           9,606
   Idec Pharmaceuticals Corp. (A)          350          20,811
   ImClone Systems (A)                     250           4,790
   Immunogen, Inc. (A)                     700           8,337
   Invitrogen Corp. (A)                    112           6,000
   IVAX Corp. (A)                          325           6,338
   Ligand Pharmaceuticals, Inc., Cl B (A)  100           1,508
   Medarex, Inc. (A)                       300           4,443
   Medicis Pharmaceutical, Cl A (A)        200          11,592
   Mylan Laboratories                      250           8,423
   NPS Pharmaceuticals, Inc. (A)           300           9,000
   Perrigo Co. (A)                         650           8,385
   Pharmaceutical Resources, Inc. (A)      350          10,994
   Protein Design Labs, Inc. (A)           200           4,452
   Sepracor, Inc. (A)                      150           7,404
   SICOR, Inc. (A)                         450           7,065
   United Therapeutics Corp. (A)           300           2,958
   Vertex Pharmaceuticals, Inc. (A)        355           7,008
                                                   -----------
                                                       254,477
                                                   -----------
Printing & Publishing--1.0%
   Hollinger International, Inc.         1,000          11,580
   Mail-Well, Inc. (A)                   2,200          12,694
   Readers Digest Association, Cl A        300           6,420
   Reynolds & Reynolds Co., Cl A           300           8,010
   Scripps Co., Cl A                       150          10,635
   Washington Post, Cl B                    25          13,979
                                                   -----------
                                                        63,318
                                                   -----------
Professional Services--0.9%
   Apollo Group, Inc., Cl A (A)            200           9,330
   DeVry, Inc. (A)                         300           9,153
   Edison Schools, Inc. (A)                450           7,493
   Education Management Corp. (A)          300          11,025
   Icos Corp. (A)                          200           8,560
   Learning Tree International (A)         250           6,275
   Servicemaster Co.                       500           7,110
                                                   -----------
                                                        58,946
                                                   -----------
Real Estate--0.4%
   Corinthian Colleges, Inc. (A)           250          10,970
   Forest City Enterprises, Inc., Cl A     150           5,967
   Security Capital Group, Inc., Cl B (A)  400          10,180
                                                   -----------
                                                        27,117
                                                   -----------
Real Estate Investment Trusts--4.9%
   Apartment Investment & Management
      Co., Cl A                            150           6,540
   Archstone-Smith Trust                   400           9,952




                                        Number of       Market
                                         Shares          Value
                                      ------------   -----------
   AvalonBay Communities, Inc.             350    $     15,733
   Boston Properties, Inc.                 100           3,664
   BRE Properties, Cl A                    200           5,826
   Burnham Pacific Properties, Inc.      2,050           8,344
   Centerpoint Properties Corp.            250          12,380
   Cousins Properties, Inc.                200           4,980
   Crescent Real Estate Equities Co.       450           7,772
   Duke Realty Corp.                       500          11,625
   FelCor Lodging Trust, Inc.              500           8,965
   First Industrial Realty Trust           350          10,717
   Great Lakes REIT, Inc.                  550           8,635
   Health Care Property Investors, Inc.    100           3,797
   Healthcare Realty Trust, Inc.           400          11,504
   Hospitality Properties Trust            250           7,475
   Host Marriott Corp.                     350           3,532
   HRPT Properties Trust                 1,150          10,166
   iStar Financial, Inc.                   400          10,352
   Kimco Realty Corp.                      375          11,445
   Kramont Realty Trust                    450           5,895
   Mills Corp.                             450          12,290
   Parkway Properties, Inc.                350          11,410
   Pennsylvania Real Estate
    Investment Trust                       450          10,476
   Plum Creek Timber Co., Inc.             411          12,412
   Prologis Trust                          300           6,483
   PS Business Parks, Inc.                 200           6,140
   Public Storage, Inc.                    200           7,322
   Reckson Associates Realty               450          10,386
   Regency Centers Corp.                   250           7,175
   Simon Property Group, Inc.              460          13,933
   Storage USA, Inc.                       250          10,718
   Vornado Realty Trust                    300          12,798
   Winston Hotels, Inc.                  1,000           8,200
                                                   -----------
                                                       309,042
                                                   -----------
Retail--5.4%
   7-Eleven, Inc. (A)                    1,150          13,513
   Abercrombie & Fitch Co., Cl A (A)       300           7,965
   American Eagle Outfitters (A)           300           7,632
   Autonation, Inc. (A)                    950          12,065
   Barnes & Noble, Inc. (A)                300          10,443
   BJ's Wholesale Club, Inc. (A)           200           9,510
   Bob Evans Farms                         300           8,703
   Brinker International, Inc. (A)         400          13,504
   CBRL Group, Inc.                        200           6,120
   Claires Stores, Inc.                    700          13,118
   Cost Plus, Inc. (A)                     400          10,800
   CSK Auto Corp. (A)                      250           2,323
   Dollar Tree Stores, Inc. (A)            350          11,554
   Haverty Furniture                       700          12,376
   Insight Enterprises, Inc. (A)           450          11,021
   Intimate Brands, Inc.                   900          16,425
   Longs Drug Stores Corp.                 450          10,013



             Please see accompanying notes to financial statements.

--------------------------------------------------------------------------------
30

--------------------------------------------------------------------------------


                               TD WATERHOUSE TRUST


              EXTENDED MARKET INDEX FUND o SCHEDULE OF INVESTMENTS
                                January 31, 2002

                                        Number of       Market
                                         Shares          Value
                                      ------------   -----------
   Men's Wearhouse, Inc. (A)               500    $     11,120
   Michaels Stores, Inc. (A)               200           7,000
   Outback Steakhouse, Inc. (A)            300          11,130
   Pier 1 Imports, Inc.                    900          17,001
   Rite Aid Corp. (A)                    1,200           2,856
   Ross Stores, Inc.                       300          10,899
   Ruby Tuesday, Inc.                      600          15,150
   Sonic Corp. (A)                         225           8,550
   Talbots, Inc.                           150           5,385
   Trans World Entertainment (A)         1,400          11,158
   Triarc Cos. (A)                         400          10,780
   Ultimate Electronics, Inc. (A)          400          11,564
   Viad Corp.                              200           4,928
   Whole Foods Market, Inc. (A)            200           8,560
   Williams-Sonoma, Inc. (A)               300          13,800
   Zale Corp. (A)                          350          15,908
                                                   -----------
                                                       342,874
                                                   -----------
Semi-Conductors/Instruments--3.3%
   Agere Systems, Inc., Cl A (A)         1,600           8,192
   Alpha Industries (A)                    400           8,424
   Amkor Technology, Inc. (A)              450           8,114
   Amphenol Corp., Cl A (A)                250          11,500
   Atmel Corp. (A)                         850           6,545
   Avanex Corp. (A)                        250           1,163
   Caliper Technologies Corp. (A)          250           3,513
   Cree, Inc. (A)                          300           5,742
   Cypress Semiconductor Corp. (A)         350           7,616
   Fairchild Semiconductor International,
      Inc. (A)                             600          15,834
   Finisar Corp. (A)                       350           4,120
   Globespan Virata, Inc. (A)              464           7,535
   Integrated Circuit Systems, Inc. (A)    300           7,245
   Integrated Device Technology, Inc. (A)  200           6,110
   International Rectifier Corp. (A)       250          10,410
   Intersil Corp., Cl A (A)                250           7,430
   Lattice Semiconductor Corp. (A)         450          10,053
   Micrel, Inc. (A)                        250           5,900
   Mykrolis Corp. (A)                      900          11,772
   Next Level Communications, Inc. (A)     200             436
   OAK Technology, Inc. (A)                600           9,750
   Oplink Communications, Inc. (A)         950           2,166
   Rambus, Inc. (A)                      1,000           7,180
   RF Micro Devices, Inc. (A)              350           6,409
   Semtech Corp. (A)                       300          10,383
   Silicon Laboratories, Inc. (A)          450          13,860
   Sirenza Microdevices, Inc. (A)          950           6,299
   Three-Five Systems, Inc. (A)            100           1,400
   Transmeta Corp. (A)                     500           1,570
   Transwitch Corp. (A)                    300           1,173
   Triquint Semiconductor, Inc. (A)        300           3,303
                                                   -----------
                                                       211,147
                                                   -----------



                                        Number of       Market
                                         Shares          Value
                                      ------------   -----------
Software--4.8%
   Actuate Corp. (A)                       500   $       3,300
   Akamai Technologies, Inc. (A)           400           1,844
   Ariba, Inc. (A)                         300           1,455
   Art Technology Group, Inc. (A)          800           3,008
   BEA Systems, Inc. (A)                 1,200          21,756
   Brocade Communications System (A)       425          15,470
   Cerner Corp. (A)                        100           4,840
   Commerce One, Inc. (A)                  750           1,695
   Cybear Group (A)                          7               4
   DST Systems, Inc. (A)                   450          19,656
   E.piphany, Inc. (A)                   1,100           9,625
   Echelon Corp. (A)                       400           8,136
   Electronic Arts, Inc. (A)               300          15,921
   I2 Technologies, Inc. (A)               900           6,687
   Interactive Intelligence, Inc. (A)      350           2,468
   Intertrust Technologies Corp. (A)       950           1,121
   Interwoven, Inc. (A)                    400           2,864
   Matrixone, Inc. (A)                     400           5,892
   Micromuse, Inc. (A)                     200           2,178
   National Instruments Corp. (A)          250           9,660
   NETIQ Corp. (A)                         200           6,000
   Network Associates, Inc. (A)            600          17,994
   Packeteer, Inc. (A)                     350           2,436
   PDF Solutions, Inc. (A)                 201           2,894
   Peregrine Systems, Inc. (A)             500           3,995
   Portal Software, Inc. (A)             1,950           4,290
   Quest Software, Inc. (A)                300           7,149
   Rational Software Corp. (A)             300           7,044
   RealNetworks, Inc. (A)                  350           2,279
   Red Hat, Inc. (A)                       650           5,278
   Saba Software, Inc. (A)                 750           3,225
   Seebeyond Technology Corp. (A)          800           8,840
   SonicWall, Inc. (A)                     400           7,808
   Sungard Data Systems, Inc. (A)          750          22,493
   Symantec Corp. (A)                      100           7,866
   Take-Two Interactive Software (A)(B)    600          11,136
   Tibco Software, Inc. (A)                950          15,210
   Verity, Inc. (A)                        600          11,238
   Vignette Corp. (A)                      650           2,418
   Vitria Technology, Inc. (A)             350           2,286
   webMethods, Inc. (A)                    200           4,720
   Wind River Systems (A)                  700          12,614
                                                   -----------
                                                       306,793
                                                   -----------
Specialty Machinery--0.5%
   American Standard Cos. (A)              150           9,705
   Watsco, Inc.                            400           5,400
   York International Corp.                400          15,208
                                                   -----------
                                                        30,313
                                                   -----------


             Please see accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                                                              31

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                               TD WATERHOUSE TRUST


              EXTENDED MARKET INDEX FUND o SCHEDULE OF INVESTMENTS
                                January 31, 2002

                                        Number of       Market
                                         Shares          Value
                                      ------------   -----------
Steel & Steel Works--0.2%
   AK Steel Holding Corp.                1,050   $      14,469
                                                   -----------

Telephones & Telecommunications--2.0%
   Adelphia Business Solutions, Inc. (A)   199              22
   Adtran, Inc. (A)                        400          10,752
   Alaska Communications Systems
      Group, Inc. (A)                    1,100           8,800
   American Tower Corp., Cl A (A)          400           2,064
   AT&T Latin America Corp., Cl A (A)    2,550           2,448
   Broadwing, Inc. (A)                     600           4,794
   Crown Castle International Corp. (A)    450           3,272
   Exodus Communications, Inc. (A)         550              21
   Foundry Networks, Inc. (A)              200           1,544
   Global Payments, Inc.                   350          12,572
   Infonet Services Corp., Cl B (A)      1,200           2,592
   Juniper Networks, Inc. (A)              600           9,192
   Leap Wireless International, Inc. (A)   300           3,507
   Level 3 Communications, Inc. (A)      2,050           6,150
   McLeodUSA, Inc.  (A) (B)              1,000              --
   Metromedia Fiber
     Network, Inc., Cl A (A)               600             246
   Nextel Partners, Inc., Cl A (A)       2,000          12,640
   NTL, Inc. (A)                           350             137
   PanAmSat Corp. (A)                      300           6,540
   RCN Corp. (A)                         1,600           3,120
   Redback Networks (A)                    200             964
   Rural Cellular Corp., Cl A (A)          100           1,033
   Sycamore Networks, Inc. (A)             300           1,413
   Telephone & Data Systems, Inc.          150          12,975
   Time Warner Telecom, Inc., Cl A (A)     150           1,968
   US Cellular Corp. (A)                   250          10,038
   Western Wireless Corp., Cl A (A)        100             907
   XM Satellite Radio
     Holdings, Inc., Cl A (A)              800           9,088
                                                   -----------
                                                       128,799
                                                   -----------
Testing Laboratories--1.6%
   Affymetrix, Inc. (A)                    250           7,038
   Celera Genomics Group -
     Applera Corp. (A)                     200           4,180
   Celgene Corp. (A)                       250           6,855
   Cephalon, Inc. (A)                      200          13,116
   CuraGen Corp. (A)                       100           1,630
   CV Therapeutics, Inc. (A)                50           2,137
   Isis Pharmaceuticals, Inc. (A)          450           7,830
   Maxim Pharmaceuticals, Inc. (A)         300           1,854
   Maxygen (A)                             600           8,040
   Millennium Pharmaceuticals (A)          750          14,258
   Quest Diagnostics, Inc. (A)             300          20,787
   Regeneration Technologies, Inc. (A)     200           2,030
   Regeneron Pharmaceutical (A)            400           9,920
                                                   -----------
                                                        99,675
                                                   -----------



                                        Number of       Market
                                         Shares          Value
                                      ------------   -----------
Trucking--1.4%
   C.H. Robinson Worldwide, Inc.           100   $       3,103
   Expeditors International
      Washington, Inc.                     100           6,057
   Forward Air Corp. (A)                   350          10,150
   Roadway Corp.                           450          18,068
   United Parcel Service, Inc., Cl B       900          51,732
                                                   -----------
                                                        89,110
                                                   -----------
Water Utilities--0.2%
   American Water Works, Inc.              350          15,068
                                                   -----------

Wholesale--1.8%
   Arrow Electronics, Inc. (A)             500          15,380
   Avnet, Inc.                             500          13,325
   Fastenal Co.                            200          13,382
   Fleming Cos., Inc.                      150           3,078
   Fresh Del Monte Produce (A)             100           1,631
   Handleman Co. (A)                       400           4,752
   Ingram Micro, Inc., Cl A (A)            700          12,600
   Performance Food Group Co. (A)          350          13,370
   Tech Data Corp. (A)                     500          25,260
   United Stationers, Inc. (A)             300          11,826
   Valhi, Inc.                             200           2,648
                                                   -----------
                                                       117,252
                                                   -----------

Total Common Stock
(Cost $8,276,514)--97.4%                              6,194,351
                                                   -----------

Other Investment Company
(Cost $244,376)--3.8%
   Vanguard Extended Market VIPERS
      Index Fund (A)                     4,000         239,760
                                                   -----------

Total Investments
(Cost $8,520,890)--101.2%                            6,434,111

Liabilities in Excess of Other Assets,
Net--(1.2)%                                            (75,639)
                                                   -----------

Net Assets--100.0%                                  $6,358,472
                                                   ===========

(A) Non-income producing security.
(B) Securities are based at fair value as determined in good faith by the Board of Trustees of the Trust.



             Please see accompanying notes to financial statements.

--------------------------------------------------------------------------------
32

--------------------------------------------------------------------------------


                              TD WATERHOUSE TRUST


                   Asian Index Fund o Schedule of Investments
                                January 31, 2002

                                       Number of        Market
                                        Shares          Value
                                    ------------    -----------
Foreign Common Stock

Australia--13.4%
   AMP Ltd.                              1,800          17,667
   Australia and New Zealand
      Banking Group Ltd.                 3,100          27,881
   BHP Billiton Ltd.                    12,260          69,452
   Brambles Industries Ltd.              2,064          10,218
   Coca-Cola Amatil Ltd.                 5,200          16,784
   Commonwealth Bank of Australia        3,000          49,768
   CSL Ltd.                                700          16,773
   CSR Ltd.                              3,900          13,774
   Foster's Group Ltd.                   5,000          12,313
   Insurance Australia Group Ltd.        8,600          14,563
   National Australia Bank Ltd.          3,300          57,855
   News Corp. Ltd.                       3,400          23,602
   OneSteel Ltd.                           725             474
   Pacific Dunlop Ltd.                  27,000          15,459
   Publishing & Broadcasting Ltd.        2,700          13,175
   Rio Tinto Ltd.                          700          13,587
   TABCORP Holdings Ltd.                 2,700          13,805
   Telstra Corp. Ltd.                    4,700          13,074
   Wesfarmers Ltd.                       1,100          17,056
   Westfield Holdings Ltd.               2,000          18,035
   Westpac Banking Corp. Ltd.            3,000          24,018
   WMC Ltd.                              2,700          13,134
   Woodside Petroleum Ltd.               1,700          11,327
   Woolworths Ltd.                       2,700          16,204
                                                   -----------
                                                       499,998
                                                   -----------
Hong Kong--8.3%
   Cathay Pacific Airways Ltd.           8,000          11,796
   Cheung Kong Holdings Ltd.             4,000          38,336
   CLP Holdings Ltd.                     4,200          16,209
   Hang Lung Properties Ltd.            12,000          12,155
   Hang Seng Bank Ltd.                   1,700          18,582
   Henderson Land Development            3,000          12,539
   Hong Kong & China Gas                 9,000          11,309
   Hong Kong Electric Holdings           3,000          10,809
   Hutchison Whampoa Ltd.                6,000          55,581
   Johnson Electric Holdings            14,000          15,617
   MTR Corp.                             8,000          10,667
   Pacific Century CyberWorks Ltd. (A)  23,000           6,045
   Sino Land Co.                        38,000          14,251
   Sun Hung Kai Properties Ltd.          4,000          32,182
   Swire Pacific Ltd.                    2,500          13,463
   Television Broadcasts Ltd.            3,000          12,924
   Wharf Holdings Ltd.                   8,000          17,335
                                                   -----------
                                                       309,800
                                                   -----------
Japan--73.2%
   77 Bank Ltd.                          1,000           4,029
   Acom Co. Ltd.                           200          11,960


                                       Number of        Market
                                        Shares          Value
                                    ------------    -----------
   Advantest Corp.                         200    $     10,824
   Aeon Co. Ltd.                         1,000          19,099
   Aiful Corp.                             150           8,970
   Ajinomoto Co., Inc.                   2,000          17,627
   All Nippon Airways Co. Ltd. (A)       4,000           9,479
   Alps Electric Co. Ltd.                1,000           8,163
   Asahi Bank Ltd.                       5,000           2,990
   Asahi Glass Co. Ltd.                  2,000           9,449
   Asahi Kasei Corp.                     3,000           8,522
   Bank of Yokohama Ltd.                 4,000          13,485
   Bridgestone Corp.                     2,000          21,678
   Canon, Inc.                           2,000          65,633
   Central Japan Railway Co.                 2          11,063
   Chubu Electric Power Co., Inc.        1,300          20,796
   Credit Saison Co. Ltd.                  700          12,297
   Dai Nippon Printing Co. Ltd.          1,000           9,023
   Daikin Industries Ltd.                1,000          15,175
   Daito Trust Construction Co. Ltd.       800          10,794
   Daiwa Bank Holdings, Inc. (A)         7,000           4,029
   Daiwa House Industry Co. Ltd.         1,000           5,255
   Daiwa Securities Group, Inc.          2,000           9,374
   Denso Corp.                           1,000          14,203
   East Japan Railway Co.                    7          30,349
   Eisai Co. Ltd.                        1,000          22,725
   Fanuc Ltd.                              400          16,954
   Fuji Photo Film Co. Ltd.              1,000          31,845
   Fujisawa Pharmaceutical Co. Ltd.      1,000          19,921
   Fujitsu Ltd.                          3,000          18,277
   Furukawa Electric Co. Ltd.            1,000           4,964
   Hirose Electric Co. Ltd.                200          12,439
   Hitachi Ltd.                          6,000          37,630
   Hitachi Software Engineering Co. Ltd. 1,000          30,648
   Honda Motor Co. Ltd.                  1,000          39,768
   Hoya Corp.                              200          11,497
   Ito-Yokado Co. Ltd.                   1,000          37,077
   Itochu Techno-Science Corp.           1,000          36,629
   Japan Airlines Co. Ltd.               4,000           9,150
   Japan Energy Corp.                   19,000          20,452
   Japan Tobacco, Inc.                       3          16,012
   Joyo Bank Ltd.                        8,000          20,871
   Kansai Electric Power Co.             1,600          21,780
   Kao Corp.                             1,000          18,389
   Kawasaki Heavy Industries Ltd. (A)    8,000           7,057
   Kawasaki Steel Corp.                 17,000          17,537
   Kinki Nippon Railway Co. Ltd.         4,000          12,200
   Kirin Brewery Co. Ltd.                2,000          13,291
   Komatsu Ltd.                          2,000           6,100
   Konami Corp.                            200           4,979
   Kuraray Co. Ltd.                      2,000          10,764
   Kyocera Corp.                           300          17,492
   Kyowa Hakko Kogyo Co. Ltd.            2,000           9,090



             Please see accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                                                              33

--------------------------------------------------------------------------------


                              TD WATERHOUSE TRUST


                   Asian Index Fund o Schedule of Investments
                                January 31, 2002

                                       Number of        Market
                                        Shares          Value
                                    ------------    -----------
   Kyushu Electric Power                   800    $     11,063
   Marubeni Corp. (A)                   10,000           5,905
   Marui Co. Ltd.                        1,000          10,854
   Matsushita Communication                300          10,742
   Matsushita Electric
     Industrial Co. Ltd.                 4,000          51,400
   Meiji Dairies Corp.                   4,000           8,492
   Minebea Co. Ltd.                      2,000          10,510
   Mitsubishi Chemical Corp.             5,000          11,362
   Mitsubishi Corp.                      3,000          18,838
   Mitsubishi Electric Corp.             4,000          14,024
   Mitsubishi Estate Co. Ltd.            2,000          12,259
   Mitsubishi Heavy Industries Ltd.      6,000          15,653
   Mitsubishi Materials Corp.            5,000           7,625
   Mitsubishi Tokyo Financial
      Group, Inc. (A)                        8          45,210
   Mitsui & Co. Ltd.                     3,000          14,891
   Mitsui Fudosan Co. Ltd.               2,000          13,007
   Mitsui Sumitomo Insurance Co. Ltd.    4,000          18,210
   Mizuho Holdings, Inc.                    11          19,077
   Mori Seiki Co. Ltd.                   2,000          14,502
   Murata Manufacturing Co. Ltd.           500          27,397
   NEC Corp.                             3,000          23,547
   Nidec Corp.                             200          10,914
   Nikko Cordial Corp.                   3,000          10,518
   Nikon Corp.                           1,000           6,907
   Nintendo Co. Ltd.                       300          43,259
   Nippon Comsys Corp.                   1,000           4,934
   Nippon Express Co. Ltd.               3,000          10,383
   Nippon Mitsubishi Oil Corp.           3,000          11,818
   Nippon Sheet Glass Co. Ltd.           1,000           2,870
   Nippon Steel Corp.                   26,000          36,150
   Nippon Telegraph & Telephone Corp.        9          27,180
   Nippon Yusen Kabushiki Kaisha         4,000          12,439
   Nishimatsu Construction Co. Ltd.      5,000          12,932
   Nissan Motor Co. Ltd.                 5,000          26,649
   Nisshin Seifun Group, Inc.            2,000          10,465
   NKK Corp.                            21,000          15,227
   Nomura Holdings, Inc.                 4,000          43,865
   NSK Ltd.                              4,000          15,070
   NTT Data Corp.                            3           9,127
   NTT Docomo, Inc.                          9          94,188
   OJI Paper Co. Ltd.                    3,000          12,244
   Oriental Land Co. Ltd.                  200          11,288
   ORIX Corp.                              200          15,937
   Osaka Gas Co. Ltd.                    5,000          11,101
   Pioneer Corp.                           500          11,007
   Promise Co. Ltd.                        100           4,485
   Ricoh Co. Ltd.                        1,000          16,595
   Rohm Co. Ltd.                           300          39,223
   Sankyo Co. Ltd.                       1,000          14,921
   Sanyo Electric Co. Ltd.               3,000          11,482


                                       Number of        Market
                                        Shares          Value
                                    ------------    -----------
   Secom Co. Ltd.                          500    $     22,650
   Sega Corp. (A)                          500           8,952
   Sekisui House Ltd.                    2,000          13,754
   Seven-Eleven Japan                    1,000          31,695
   Sharp Corp.                           2,000          20,452
   Shin-Etsu Chemical Co. Ltd.           1,000          33,041
   Shiseido Co. Ltd.                     2,000          16,864
   Shizuoka Bank Ltd.                    2,000          12,140
   SMC Corp.                               100          10,017
   Softbank Corp.                          500           7,404
   Sony Corp.                            2,200          96,535
   Sumitomo Chemical Co. Ltd.            4,000          13,306
   Sumitomo Corp.                        2,000           9,254
   Sumitomo Electric Industries Ltd.     1,000           6,204
   Sumitomo Mitsui Banking Corp.        10,200          36,904
   Sumitomo Trust & Banking Co. Ltd.     3,000           9,486
   Taisho Pharmaceutical Co. Ltd.        1,000          14,726
   Takeda Chemical Industries Ltd.       2,000          79,387
   Takefuji Corp.                          200          11,871
   TDK Corp.                               300          13,388
   Terumo Corp.                          1,000          11,243
   Tohoku Electric Power                 1,100          14,061
   Tokio Marine & Fire
     Insurance Co. Ltd.                  3,000          21,170
   Tokyo Electric Power Co.              3,000          59,092
   Tokyo Electron Ltd.                     300          15,362
   Tokyo Gas Co. Ltd.                    5,000          12,521
   Tokyu Corp.                           3,000           8,298
   Toppan Printing Co. Ltd.              2,000          15,623
   Toray Industries, Inc.                5,000          11,773
   Toshiba Corp.                         5,000          15,922
   Toyo Seikan Kaisha Ltd.               1,000          11,310
   Toyota Industries Corp.                 600           8,701
   Toyota Motor Corp.                    5,000         128,948
   UFJ Holdings, Inc. (A)                    5           9,419
   Uni-Charm Corp.                         300           7,423
   Wacoal Corp.                          2,000          14,950
   West Japan Railway Co.                    2           7,655
   Yamaha Corp.                          2,000          14,457
   Yamanouchi Pharmaceutical Co. Ltd.    1,000          24,220
   Yamato Transport Co. Ltd.             1,000          15,922
   Yamazaki Baking Co. Ltd.              2,000           9,763
   Yasuda Fire & Marine
     Insurance Co. Ltd.                  4,000          20,183
                                                   -----------
                                                     2,723,596
                                                   -----------
New Zealand--0.4%
   Contact Energy Ltd.                   9,000          14,077
                                                   -----------

Singapore--4.6%
   Chartered Semiconductor
     Manufacturing Ltd. (A)             10,000          24,831
   DBS Group Holdings Ltd.               3,000          24,178





             Please see accompanying notes to financial statements.

--------------------------------------------------------------------------------
34

--------------------------------------------------------------------------------

                              TD WATERHOUSE TRUST


                   Asian Index Fund o Schedule of Investments
                                January 31, 2002

                                       Number of        Market
                                        Shares          Value
                                    ------------    -----------
   Oversea-Chinese Banking Corp.         4,000    $     28,098
   Singapore Airlines Ltd.               2,000          14,049
   Singapore Land Ltd.                  11,000          20,366
   Singapore Press Holdings Ltd.         1,000          12,797
   Singapore Technologies
     Engineering Ltd.                   17,000          21,569
   Singapore Telecommunications Ltd.    10,000           9,366
   United Overseas Bank Ltd.             2,000          16,227
                                                   -----------
                                                       171,481
                                                   -----------
Total Foreign Common Stock
 (Cost $5,758,680)--99.9%                            3,718,952
                                                   -----------
Foreign Preferred Stock

Australia--0.6%
   News Corp. Ltd.                       3,600          21,196
                                                   -----------
Total Foreign Preferred Stock
(Cost $39,242)--0.6%                                    21,196
                                                   -----------
Total Investments (Cost $5,797,922)--100.5%          3,740,148

Liabilities in Excess of Other Assets,
Net--(0.5)%                                            (19,267)
                                                   -----------
Net Assets--100.0%                                  $3,720,881
                                                   ===========

(A) Non-income producing security.



             Please see accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                                                              35

--------------------------------------------------------------------------------

                              TD WATERHOUSE TRUST


                   Asian Index Fund o Schedule of Investments
                                January 31, 2002


As of January 31, 2002, the Asian Index Fund's sector diversification was as follows:

                                                     Market               % of
  Sector Diversification                             Value            Net Assets
                                                 -----------         -----------
  Banks                                          $  424,247             11.4%
  Electronics                                       420,551             11.3
  Automotive                                        231,246              6.2
  Medical                                           224,503              6.0
  Real Estate                                       183,926              4.9
  Telephones & Telecommunications                   173,520              4.7
  Audio/Video                                       173,399              4.7
  Finance                                           146,943              3.9
  Food, Beverage & Tobacco                          120,950              3.3
  Computers                                         120,452              3.2
  Transportation                                    118,976              3.2
  Metals                                            116,981              3.1
  Retail                                             98,725              2.7
  Diversified Operations                             96,596              2.6
  Semiconductors                                     91,854              2.5
  Minerals                                           82,585              2.2
  Office Equipment                                   82,228              2.2
  Petroleum & Fuel Products                          78,528              2.1
  Insurance                                          74,126              2.0
  Building & Construction                            73,209              2.0
  Chemicals                                          66,231              1.8
  Diversified Manufacturing                          55,225              1.5
  Toys                                               52,211              1.4
  Machinery                                          50,234              1.4
  Import/Export                                      48,888              1.3
  Airlines                                           44,473              1.2
  Cosmetics & Toiletries                             42,676              1.1
  Photographic Supplies & Equipment                  38,752              1.0
  Textiles                                           37,488              1.0
  Printing                                           37,443              1.0
  Multimedia                                         36,777              1.0
  Engineering                                        26,503              0.7
  Recreation                                         25,093              0.7
  Paper & Related Products                           12,244              0.3
  Electric                                           11,169              0.3
                                                 ----------          ---------
  Total Foreign Common Stock                      3,718,952             99.9

  Total Foreign Preferred Stock                      21,196              0.6
                                                 ----------          ---------
  Total Investments                               3,740,148            100.5

  Liabilities in Excess of Other Assets, Net        (19,267)            (0.5)
                                                 ----------          ---------

  Net Assets                                     $3,720,881            100.0%
                                                 ==========          =========



             Please see accompanying notes to financial statements.

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36

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                  EUROPEAN INDEX FUND o SCHEDULE OF INVESTMENTS
                                January 31, 2002

                                      Number of       Market
                                       Shares          Value
                                    ------------   -----------

Foreign Common Stock

Austria--0.0%
   OMV AG                                    5  $          418
                                                   -----------

Belgium--1.5%
   Dexia                                   630           8,949
   Electrabel                               25           5,010
   Fortis                                1,087          25,079
   Groupe Bruxelles Lambert SA             194          10,489
   KBC Bancassurance Holding                28             899
   RTL Group                               255           9,846
   Solvay SA                                72           4,519
   UCB SA                                  233           9,578
                                                   -----------
                                                        74,369
                                                   -----------
Denmark--1.1%
   Carlsberg A/S                            82           3,431
   D/S 1912                                  1           7,417
   D/S Svendborg                             1           9,851
   Danske Bank A/S                       1,142          17,404
   H. Lundbeck A/S                         290           7,024
   Novo-Nordisk A/S                        174           6,231
   Novozymes A/S                            74           1,402
   TDC A/S                                  29             936
                                                   -----------
                                                        53,696
                                                   -----------
Finland--3.5%
   Comptel PLC                             929           2,079
   Fortum Oyj                            1,989           9,401
   Nokia Oyj                             5,503         126,634
   Sampo Oyj                               422           3,295
   Sonera Oyj                              599           2,836
   Stora Enso Oyj                          855          10,857
   UPM-Kymmene Oyj                         311          10,632
                                                   -----------
                                                       165,734
                                                   -----------
France--13.8%
   Accor SA                                222           7,836
   Air France                              500           7,748
   Air Liquide                             119          16,238
   Alcatel SA                              918          13,909
   Alstom                                  304           3,353
   Altran Technologies SA                  172           7,663
   Aventis SA                              808          56,101
   Axa                                   1,360          25,126
   BNP Paribas                             468          43,513
   Bouygues                                274           8,122
   Cap Gemini SA                            98           6,631
   Carrefour SA                            507          24,879
   Castorama Dubois Investissements        198           9,835
   Cie de Saint-Gobain                     116          16,528
   Dassault Systemes SA                    176           8,099


                                      Number of       Market
                                       Shares          Value
                                    ------------   -----------
   Etablissements Economiques du
      Casino Guichard Perrachon            110   $       7,590
   European Aeronautic Defense and
      Space Co.                            459           5,137
   France Telecom                          339          10,848
   Groupe Danone                           120          13,843
   L'Oreal SA                              331          22,455
   Lafarge SA                              124          10,526
   Lagardere S.C.A.                        116           4,461
   LVMH Moet Hennessy Louis Vuitton SA     216           8,684
   Michelin (C.G.D.E.)                     284          10,056
   Pechiney SA                             172           9,151
   Peugeot SA                              188           7,418
   Pinault-Printemps-Redoute                35           3,607
   Renault SA                              182           6,957
   Sanofi-Synthelabo SA                    358          23,978
   Schneider Electric SA                   291          13,152
   Societe Generale                        340          20,021
   Societe Television                      296           6,906
   Sodexho Alliance SA                     170           6,794
   STMicroelectronics NV                   473          14,639
   Suez SA                                 808          22,955
   Technip-Coflexip SA                      63           7,561
   Thales SA                               101           3,304
   Thomson Multimedia SA (A)               288           8,611
   TotalFina Elf SA                        709          99,431
   Usinor Sacilor                           33             366
   Valeo SA                                 79           3,254
   Vinci SA                                136           8,114
   Vivendi Universal SA                  1,055          45,158
                                                   -----------
                                                       660,558
                                                   -----------
Germany--9.7%
   Allianz AG                              197          44,180
   Altana AG                               238          11,884
   BASF AG                                 494          19,138
   Bayer AG                                908          28,923
   Bayerische Hypo-und Vereinsbank AG      339          10,390
   Beiersdorf AG                            34           3,941
   DaimlerChrysler AG                    1,055          42,688
   Deutsche Bank AG                        640          39,505
   Deutsche Boerse AG                      275           9,707
   Deutsche Lufthansa AG                   531           7,794
   Deutsche Post AG                         88           1,139
   Deutsche Telekom                      1,874          27,523
   E.ON AG                                 605          30,730
   Fresenius Medical Care AG               119           6,628
   Infineon Technologies AG                263           5,604
   KarstadtQuelle AG                       297          11,122
   Linde AG                                198           8,438
   Marschollek Lautenschlaeger und Partner  92           5,465
   Metro AG                                 72           2,343



             Please see accompanying notes to financial statements.

--------------------------------------------------------------------------------
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                               TD WATERHOUSE TRUST


                  EUROPEAN INDEX FUND o SCHEDULE OF INVESTMENTS
                                January 31, 2002

                                      Number of       Market
                                       Shares          Value
                                    ------------   -----------
   Muenchener Rueckversicherungs AG         78    $     18,419
   RWE AG                                  412          15,429
   SAP AG                                  250          34,866
   Schering AG                             125           6,930
   Siemens AG                              945          56,013
   ThyssenKrupp AG                         332           4,702
   Volkswagen AG                           288          13,761
                                                   -----------
                                                       467,262
                                                   -----------
Ireland--1.0%
   Allied Irish Banks PLC                  872          10,022
   Bank of Ireland                         975           9,191
   CRH PLC                               1,086          16,824
   Elan Corp. PLC (A)                      311           8,604
   Irish Life & Permanent PLC              116           1,238
   Ryanair Holdings PLC (A)                118             706
                                                   -----------
                                                        46,585
                                                   -----------
Italy--6.2%
   Alleanza Assicurazioni SpA (A)          794           7,827
   Assicurazioni Generali (A)            1,009          26,277
   Autogrill SpA (A)                       340           3,425
   Autostrade Concessioni e Costruzioni
      Autostrade SpA (A)                 1,268           8,973
   Banca di Roma SpA (A)                 2,825           6,445
   Banca Fideuram SpA                      975           7,370
   Banca Monte dei Paschi
     di Siena SpA (A)                    2,959           7,617
   Banca Nazionale del Lavoro SpA (A)    3,077           6,967
   Benetton Group SpA (A)                  642           7,036
   Bipop-Carire SpA                      1,965           2,935
   Bulgari SpA                             797           5,661
   E.biscom SpA (A)                        228           9,510
   Enel SpA (A)                          2,751          15,584
   ENI-Ente Nazionale
      Idrocarburi SpA (A)                3,286          42,745
   Fiat SpA                                407           6,023
   Gruppo Editoriale L'Espresso SpA (A)     91             248
   IntesaBci SpA (A)                     4,044          10,584
   Luxottica Group SpA                     511           8,376
   Mediaset SpA (A)                        949           6,871
   Mediobanca SpA (A)                      754           7,984
   Mediolanum SPA (A)                      846           6,701
   Pirelli SpA (A)                       3,068           5,216
   San Paolo-IMI SpA (A)                 1,129          10,905
   Telecom Italia SpA (A)                3,225          25,737
   Telecom Italia SpA RNC (A)            2,582          13,004
   TIM SpA                               3,717          18,432
   Tiscali SpA (A)                         533           4,414
   Unicredito Italiano SpA (A)           4,037          15,466
                                                   -----------
                                                       298,333
                                                   -----------
Netherlands--8.1%
   ABN Amro Holding NV                   1,766          30,605
   Aegon NV                                860          20,064


                                      Number of       Market
                                       Shares          Value
                                    ------------   -----------
   Akzo Nobel NV                           319    $     13,685
   ASML Holding NV (A)                     390           7,242
   Elsevier                                676           7,903
   Heineken NV                             137           5,272
   ING Groep NV                          1,946          48,752
   Koninklijke Ahold NV                    948          24,321
   Koninklijke Philips Electronics NV    1,618          43,989
   Numico NV                               234           5,445
   Royal Dutch Petroleum Co.             2,373         117,263
   Royal KPN NV                            839           4,009
   TPG NV                                  439           9,097
   Unilever NV                             607          34,019
   VNU NV                                  240           7,428
   Wolters Kluwer NV                       402           8,365
                                                   -----------
                                                       387,459
                                                   -----------
Norway--0.9%
   DnB Holding ASA                       1,964           8,845
   Norsk Hydro ASA                         209           8,758
   Orkla ASA                               471           7,967
   Storebrand                              475           2,739
   Tandberg ASA (A)                        534           6,276
   Telenor ASA                           2,132           8,290
                                                   -----------
                                                        42,875
                                                   -----------
Portugal--0.8%
   Banco Comercial Portugal              2,393           8,364
   Brisa-Auto Estradas de Portugal SA      864           3,630
   Cimpor Cimentos de Portugal SA          590          10,387
   Electricidade de Portugal SA          3,534           7,150
   Portugal Telecom SGPS SA              1,471          10,954
                                                   -----------
                                                        40,485
                                                   -----------
Spain--4.3%
   Altadis                                 597           9,611
   Amadeus Global Travel
        Distribution (A)                 1,357           8,598
   Autopistas Concesionaria
        Espanola SA (A)                     98             886
   Banco Bilbao Vizcaya Argentaria SA    3,258          37,024
   Banco Santander Central Hispano SA    5,149          39,984
   Endesa SA                               852          12,359
   Fomento de Construcciones y
      Contratas SA                         461           9,624
   Iberdrola SA                          1,001          11,892
   Repsol YPF SA                           989          11,835
   Telefonica SA (A)                     4,941          58,063
   Union Fenosa SA                         477           7,425
                                                   -----------
                                                       207,301
                                                   -----------
Sweden--2.9%
   Assa Abloy AB                           629           8,395
   Atlas Copco AB                          186           4,353
   Electrolux AB                           629           9,547
   Hennes & Mauritz AB                     350           6,316
   Nordea AB                             2,360          11,645



             Please see accompanying notes to financial statements.

--------------------------------------------------------------------------------
38

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                               TD WATERHOUSE TRUST


                  EUROPEAN INDEX FUND o SCHEDULE OF INVESTMENTS
                                January 31, 2002

                                      Number of       Market
                                       Shares          Value
                                    ------------   -----------
   Sandvik AB                              439   $       9,407
   Securitas AB                            513           9,643
   Skandia Forsakrings AB                  824           4,685
   Skandinaviska Enskilda Banken SEB       501           4,426
   Skanska AB                              913           5,792
   Svenska Cellulosa AB                    370          10,606
   Svenska Handelsbanken                   308           4,400
   Telefonaktiebolaget Ericsson LM       9,299          40,377
   Telia AB                                670           2,607
   Volvo AB                                559           8,564
                                                   -----------
                                                       140,763
                                                   -----------

Switzerland--10.4%
   ABB Ltd.                                968           8,340
   Adecco SA                                16             837
   Clariant AG                             358           6,797
   Compagnie Financiere Richemont AG       400           7,898
   Credit Suisse Group                   1,092          41,941
   Holcim Ltd.                              44           9,369
   Kudelski SA                             125           6,714
   Logitech International SA               120           5,082
   LONZA AG                                 15           9,376
   Nestle SA                               442          95,789
   Novartis AG                           3,085         105,693
   Roche Holding AG                        850          56,480
   Serono SA                                10           8,003
   Swatch Group AG                          40           3,149
   Swiss Reinsurance                       345          31,237
   Swisscom AG                              26           7,503
   Syngenta AG                              49           2,642
   Synthes-Stratec, Inc.                    16          10,374
   UBS AG                                1,450          65,643
   Zurich Financial Services AG             73          14,264
                                                   -----------
                                                       497,131
                                                   -----------
United Kingdom--36.8%
   3I Group PLC                            634           6,864
   Amersham PLC                          1,126          10,463
   Amvescap PLC                            489           6,614
   ARM Holdings PLC (A)                  1,271           5,892
   AstraZeneca PLC                       1,957          89,889
   BAA PLC                               1,192          10,639
   BAE Systems PLC                         850           4,084
   Barclays PLC                          1,942          61,288
   BG Group PLC                          2,822          11,446
   BHP Billiton PLC                      2,022          10,845
   BOC Group PLC                           452           6,529
   Boots Co. PLC                           966           8,901
   BP PLC                               25,078         194,226
   Brambles Industries PLC                 908           4,177
   British Airways PLC                     111             321
   British American Tobacco PLC          1,621          14,204


                                      Number of       Market
                                       Shares          Value
                                    ------------   -----------
   British Land Co. PLC                  1,273    $      8,811
   British SKY Broadcasting PLC            619           5,861
   BT Group PLC                          8,452          26,817
   Cable & Wireless PLC                  2,734          10,278
   Cadbury Schweppes PLC                 2,058          12,420
   Canary Wharf Group PLC                  109             675
   Capita Group PLC                        590           3,544
   Centrica PLC                          3,931          12,750
   CGNU PLC                              2,697          31,484
   CMG PLC                               1,489           5,172
   Compass Group PLC                     1,800          13,228
   Daily Mail & General Trust              822           7,435
   Diageo PLC                            3,669          42,728
   Dixons Group PLC                      2,673           8,387
   EMI Group PLC                           278           1,257
   GKN PLC                                 908           3,500
   GlaxoSmithKline PLC                   6,971         166,402
   Granada PLC                           1,800           3,142
   GUS PLC                                 998           9,330
   Hanson PLC                            1,172           7,553
   Hays PLC                              2,078           5,668
   HBOS PLC                              4,268          50,849
   Hilton Group PLC                      1,541           4,693
   HSBC Holdings PLC                    10,373         116,255
   Imperial Chemical Industries PLC        722           3,372
   Imperial Tobacco Group PLC              754           9,697
   International Power PLC                 185             535
   Invensys PLC                          5,358           8,670
   J Sainsbury PLC                       1,246           6,903
   Johnson Matthey PLC                     563           7,161
   Kingfisher PLC                        1,390           7,735
   Land Securities PLC                     689           8,214
   Lattice Group PLC                     2,822           6,561
   Legal & General Group PLC             3,891           8,675
   Lloyds TSB Group PLC                  6,352          67,958
   Logica PLC                              519           3,917
   Man Group PLC                           529           9,659
   Marconi PLC                           2,221             785
   Marks & Spencer PLC                   2,808          15,200
   National Grid Group PLC               1,917          12,165
   Next PLC                                639           8,444
   P&O Princess Cruises PLC                215           1,212
   Pearson PLC                             640           7,399
   Prudential PLC                        2,327          24,567
   Railtrack Group PLC (B)               1,083           4,286
   Reckitt Benckiser PLC                   746          10,923
   Reed International PLC                  808           6,640
   Rentokil Initial PLC                  1,083           4,022
   Reuters Group PLC                     1,149           9,776
   Rio Tinto PLC                           931          18,289
   Rolls-Royce PLC                         410             916




--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------


                               TD WATERHOUSE TRUST


                  EUROPEAN INDEX FUND o SCHEDULE OF INVESTMENTS
                                January 31, 2002

                                      Number of       Market
                                       Shares          Value
                                    ------------   -----------
   Royal & Sun Alliance Insurance Group  1,424   $       6,717
   Royal Bank of Scotland Group PLC      3,063          77,272
   Safeway PLC                           1,631           6,961
   Sage Group PLC (A)                    1,713           5,829
   Scottish & Newcastle PLC              1,152           9,183
   Scottish & Southern Energy PLC        1,083           9,520
   Scottish Power PLC                    1,998          12,114
   Shell Transport & Trading Co. PLC    11,295          76,703
   Six Continents PLC                      870           8,828
   Smith & Nephew PLC                    1,690           9,363
   Smiths Group PLC                        778           7,521
   Spirent PLC                           2,197           5,247
   Telewest Communications PLC (A)       5,509           2,822
   Tesco PLC                             8,008          26,568
   Unilever PLC                          3,641          29,305
   United Utilities PLC                    548           4,662
   Vodafone Group PLC                   76,110         163,770
   Whitbread PLC                           922           7,936
   Wolseley PLC                          1,286           9,924
   WPP Group PLC                           991           9,664
                                                   -----------
                                                     1,768,211
                                                   -----------

Total Foreign Common Stock
  (Cost $6,232,514)--101.0%                         4,851,180
                                                   ----------



                                      Number of       Market
                                       Shares          Value
                                    ------------   -----------
Foreign Preferred Stock

Germany--0.3%
   RWE AG                                  110   $       3,172
   Volkswagen AG                           291           9,132
                                                   -----------
Total Foreign Preferred Stock
  (Cost $12,048)--0.3%                                 12,304
                                                   -----------

Foreign Rights

Spain--0.0%
   Telefonica SA                         4,941          1,148
                                                   -----------

Total Foreign Rights (Cost $1,680)--0.0%                1,148
                                                   -----------

Total Investments
  (Cost $6,246,242)--101.3%                         4,864,632

Liabilities in Excess of Other Assets,
  Net--(1.3)%                                         (63,890)
                                                   -----------

Net Assets--100.0%                                 $4,800,742
                                                   ===========


(A) Non-income producing security.
(B) Securities are based at fair value as determined in good faith by the Board of Trustees of the Trust.





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40

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                               TD WATERHOUSE TRUST


                  EUROPEAN INDEX FUND o SCHEDULE OF INVESTMENTS
                                January 31, 2002




As of January 31, 2002, the European Index Fund's sector diversification was as follows:

                                                         Market          % of
           Sector Diversification                         Value       Net Assets
                                                       ------------   ----------
           Banks                                       $  882,879        18.4%
           Telephones & Telecommunications                616,238        12.8
           Medical                                        603,405        12.6
           Petroleum & Fuel Products                      599,017        12.5
           Insurance                                      321,714         6.7
           Food, Beverage & Tobacco                       312,937         6.5
           Electronics                                    217,198         4.5
           Retail                                         216,510         4.5
           Building & Construction                        110,398         2.3
           Automotive                                     107,436         2.2
           Chemicals                                       94,979         2.0
           Diversified Manufacturing                       91,807         1.9
           Computers                                       79,238         1.7
           Diversified Operations                          76,537         1.6
           Multimedia                                      59,321         1.2
           Transportation                                  53,878         1.1
           Finance                                         51,332         1.1
           Metals                                          40,903         0.9
           Printing                                        38,019         0.8
           Paper & Related Products                        32,095         0.7
           Machinery                                       30,265         0.6
           Utilities                                       27,618         0.6
           Airlines                                        27,208         0.5
           Cosmetics & Toiletries                          26,396         0.5
           Engineering                                     24,441         0.5
           Real Estate                                     17,700         0.4
           Aerospace & Defense                             13,441         0.3
           Household Products                              10,923         0.2
           Distribution                                     9,924         0.2
           Appliances                                       9,547         0.2
           Audio/Video                                      8,611         0.2
           Hotels & Motels                                  7,836         0.2
           Semiconductors                                   7,242         0.2
           Textiles                                         7,036         0.1
           Venture Capital                                  6,864         0.1
           Recreation                                       5,905         0.1
           Human Resources                                  4,382         0.1
                                                       ----------     ---------
           Total Foreign Common Stock                   4,851,180       101.0

           Total Foreign Preferred Stock                   12,304         0.3
           Total Foreign Rights                             1,148          --
                                                       ----------     ---------
           Total Investments                            4,864,632       101.3

           Liabilities in Excess of Other Assets, Net     (63,890)       (1.3)
                                                       ----------     ---------

           Net Assets                                  $4,800,742       100.0%
                                                       ==========     =========


             Please see accompanying notes to financial statements.

--------------------------------------------------------------------------------
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                               TD WATERHOUSE TRUST


                    TECHNOLOGY FUND o SCHEDULE OF INVESTMENTS
                                January 31, 2002

                                             Number of          Market
                                              Shares             Value
                                           -------------    ------------

Common Stock

Communications Equipment--0.3%
   Corvis Corp. (A)                                400    $          804
   Openwave Systems, Inc. (A)                      400             2,588
   Polycom, Inc. (A)                               200             6,996
                                                            ------------
                                                                  10,388

                                                            ------------
Computers & Services--30.2%
   3Com Corp. (A)                                2,700            16,146
   Affiliated Computer Services, Inc. (A)          400            38,260
   Agile Software Corp. (A)                        100             1,459
   Cadence Design Systems, Inc. (A)                500            11,850
   Ceridian Corp. (A)                              400             7,188
   Checkfree Corp. (A)                             200             2,898
   Cisco Systems, Inc. (A)                      14,700           291,060
   CMGI, Inc. (A)                                  300               498
   CNET Networks, Inc. (A)                         300             1,815
   Cognos, Inc. (A)                                200             5,272
   Compaq Computer Corp.                         5,600            69,160
   Dell Computer Corp. (A)                       5,500           151,195
   Earthlink, Inc. (A)                             200             1,906
   eBay, Inc. (A)                                  500            29,510
   Electronic Data Systems Corp.                   500            31,305
   EMC Corp. (A)                                 4,700            77,080
   Extreme Networks, Inc. (A)                      200             2,788
   Hewlett-Packard Co.                           2,800            61,908
   Infospace, Inc. (A)                             200               414
   Inktomi Corp. (A)                               100               597
   International Business Machines Corp.         3,100           334,459
   Jack Henry & Associates                         300             6,534
   Lexmark International, Inc. (A)                 800            44,440
   Macromedia, Inc. (A)                            100             1,781
   McData Corp. (A)                                203             5,034
   Netscreen Technologies, Inc. (A)                200             4,090
   Quantum Corp.-DLT & Storage (A)                 200             1,902
   Sandisk Corp. (A)                               100             1,541
   Sun Microsystems, Inc. (A)                    4,600            49,496
   Synaptics, Inc. (A)                           1,000            12,980
   VeriSign, Inc. (A)                            1,200            37,032
                                                            ------------
                                                               1,301,598

                                                            ------------
Data Processing--3.3%
   Acxiom Corp. (A)                                100             1,404
   Automatic Data Processing                       800            43,200
   Certegy, Inc. (A)                               300            10,407
   Choicepoint, Inc. (A)                           200            10,520
   First Data Corp.                                900            74,457
                                                            ------------
                                                                 139,988

                                                            ------------

                                             Number of          Market
                                              Shares             Value
                                           -------------    ------------
Electrical Services--1.9%
   Celestica, Inc. (A)                             600       $    25,320
   Flextronics International Ltd. (A)            2,200            48,840
   Kemet Corp. (A)                                 300             5,400
   Vishay Intertechnology, Inc. (A)                200             3,722
                                                            ------------
                                                                  83,282

                                                            ------------
Electronic and Other Electrical
Equipment--2.1%

   AVX Corp.                                     1,800            35,748
   Jabil Circuit, Inc. (A)                         600            13,920
   Sanmina Corp. (A)                             2,896            42,513
                                                            ------------
                                                                  92,181

                                                            ------------
Entertainment--5.1%
   AOL Time Warner, Inc.  (A)                    8,400           221,004
                                                            ------------

Financial Services--0.6%
   Concord EFS, Inc. (A)                           900            26,235
                                                            ------------

Machinery--0.2%
   Lam Research Corp. (A)                          400             9,304
                                                            ------------

Measuring Devices--0.5%
   Microchip Technology, Inc. (A)                  250             9,423
   Newport Corp.                                   600            14,196
                                                            ------------
                                                                  23,619

                                                            ------------
Miscellaneous Business Services--2.1%
   Exult, Inc. (A)                               2,200            21,296
   Fiserv, Inc. (A)                                300            12,732
   Keane, Inc. (A)                                 200             3,660
   KPMG Consulting, Inc. (A)                     2,100            34,860
   Nassda Corp. (A)                              1,000            17,120
                                                            ------------
                                                                  89,668

                                                            ------------
Semiconductors/Instruments--23.2%
   Altera Corp. (A)                              1,900            47,728
   Amkor Technology, Inc. (A)                      300             5,409
   Analog Devices, Inc. (A)                      1,400            61,320
   Applied Materials, Inc. (A)                   1,600            69,840
   Applied Micro Circuits Corp. (A)                600             6,102
   ASML Holding N.V., NY Shares (A)                900            17,055
   Atmel Corp. (A)                                 800             6,160
   Cypress Semiconductor Corp. (A)                 200             4,352
   Fairchild Semiconductor
      International, Inc. (A)                      200             5,278
   Finisar Corp. (A)                               300             3,531
   Globespan Virata, Inc. (A)                      100             1,624
   Integrated Device Technology, Inc. (A)          200             6,110
   Intel Corp.                                  11,600           406,464
   International Rectifier Corp. (A)               100             4,164
   JDS Uniphase Corp. (A)                        2,460            17,220
   Kla-Tencor Corp. (A)                            900            51,552



             Please see accompanying notes to financial statements.

--------------------------------------------------------------------------------
42

--------------------------------------------------------------------------------


                               TD WATERHOUSE TRUST


                    TECHNOLOGY FUND o SCHEDULE OF INVESTMENTS
                                January 31, 2002


                                             Number of          Market
                                              Shares             Value
                                           -------------    ------------
   Lattice Semiconductor Corp. (A)                 300      $      6,702
   Maxim Integrated Products (A)                 1,165            64,646
   Micrel, Inc. (A)                                200             4,720
   Micron Technology, Inc. (A)                     400            13,500
   Nvidia Corp. (A)                                300            19,722
   Plexus Corp. (A)                                100             2,435
   Rambus, Inc. (A)                                100               718
   RF Micro Devices, Inc. (A)                      300             5,493
   STMicroelectronics N.V., NY Shares            1,800            56,358
   Texas Instruments, Inc.                       2,500            78,025
   Triquint Semiconductor, Inc. (A)                200             2,202
   Xilinx, Inc. (A)                                700            30,345
                                                            ------------
                                                                 998,775
                                                            ------------
Software--20.2%
   BEA Systems, Inc. (A)                           800            14,504
   Brocade Communications System (A)               500            18,200
   Commerce One, Inc. (A)                          200               452
   Computer Associates International, Inc.         400            13,784
   DST Systems, Inc. (A)                           200             8,736
   Electronic Arts, Inc. (A)                       300            15,921
   Informatica Corp. (A)                           200             2,530
   J.D. Edwards & Co. (A)                          200             3,108
   Mercury Interactive Corp. (A)                   600            22,860
   Microsoft Corp. (A)                           6,000           382,260
   National Instruments Corp. (A)                  100             3,864
   Oracle Corp. (A)                             12,600           217,476
   Peregrine Systems, Inc. (A)                     400             3,196
   Quest Software, Inc. (A)                        200             4,766
   Rational Software Corp. (A)                     400             9,392
   RealNetworks, Inc. (A)                          200             1,302
   Red Hat, Inc. (A)                               300             2,436
   Siebel Systems, Inc. (A)                      1,500            53,085
   SonicWall, Inc. (A)                             600            11,712
   Sungard Data Systems, Inc. (A)                  600            17,994
   Symantec Corp. (A)                              200            15,732
   Tibco Software, Inc. (A)                        400             6,404
   Veritas Software Corp. (A)                      900            38,295
   Vignette Corp. (A)                              400             1,488
                                                            ------------
                                                                 869,497
                                                            ------------

Telephones & Telecommunications--5.8%
   Advanced Fibre Communication (A)                100             1,735
   Amdocs Ltd. (A)                                 500            18,125
   CIENA Corp. (A)                                 600             7,620
   Foundry Networks, Inc. (A)                      200             1,544

                                             Number of          Market
                                              Shares             Value
                                           -------------    ------------
   Juniper Networks, Inc. (A)                    1,400      $     21,448
   Lucent Technologies, Inc.                     2,700            17,658
   Motorola, Inc.                                4,600            61,226
   Nokia Oyj Corp. ADR                             400             9,380
   Nortel Networks Corp.                         2,400            17,376
   Qualcomm, Inc. (A)                            1,700            74,885
   Redback Networks (A)                            200               964
   Sycamore Networks, Inc. (A)                     500             2,355
   Telefonaktiebolaget LM Ericsson ADR           2,000             8,680
   West Corp. (A)                                  200             5,006
                                                            ------------
                                                                 248,002
                                                            ------------

Wholesale--0.3%
   Arrow Electronics, Inc. (A)                     200             6,152
   Avnet, Inc.                                     200             5,330
                                                            ------------
                                                                  11,482
                                                            ------------
Total Common Stock
(Cost $5,710,424)--95.8%                                       4,125,023
                                                            ------------

Unit Investment Trust
(Cost $67,349)--1.9%
   Nasdaq 100 Share Index (A)                    2,100            80,871
                                                            ------------

U.S. Treasury Obligation
(Cost $24,948)--0.6%
   1.55%, 03/21/02 (B)                          25,000            24,944
                                                            ------------

Money Market Fund
(Cost $114,495)--2.6%
   Reserve Investment Fund,
   Institutional Class                         114,495           114,495
                                                            ------------

Total Investments
(Cost $5,917,216)--100.9%                                      4,345,333

Liabilities in Excess of
Other Assets, Net--(0.9)%                                        (38,679)
                                                            ------------

Net Assets--100.0%                                            $4,306,654
                                                            ============

(A)     Non-income producing security.
(B)     Security pledged as collateral on open futures contracts.

ADR     American Depository Receipt




             Please see accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                                                              43

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                               TD WATERHOUSE TRUST


                TAX MANAGED GROWTH FUND o SCHEDULE OF INVESTMENTS
                                January 31, 2002

                                              Number of         Market
                                               Shares           Value
                                             -----------   --------------
Common Stock

Aerospace & Defense--0.1%
   Boeing Co.                                      100     $       4,095
                                                            ------------

Apparel/Textiles--0.7%
   Cintas Corp.                                    400            20,008
                                                            ------------

Banks--4.0%
   Bank of New York Co., Inc.                      800            32,784
   Mellon Financial Corp.                          500            19,200
   Northern Trust Corp.                            300            17,517
   State Street Corp.                              600            32,268
   Wells Fargo & Co.                               400            18,556
                                                            ------------
                                                                 120,325
                                                            ------------
Beauty Products--4.2%
   Avon Products, Inc.                             400            19,680
   Colgate-Palmolive Co.                           500            28,575
   Gillette Co.                                    700            23,310
   Kimberly-Clark Corp.                            400            24,120
   Procter & Gamble Co.                            400            32,672
                                                            ------------
                                                                 128,357
                                                            ------------
Broadcasting, Newspapers &
Advertising--7.3%

   Clear Channel Communications (A)              1,500            69,060
   Interpublic Group Cos., Inc.                    600            17,322
   Omnicom Group                                   700            61,159
   TMP Worldwide, Inc. (A)                         500            21,285
   Univision Communications, Inc. (A)              500            17,490
   WPP Group PLC ADR                               700            34,930
                                                            ------------
                                                                 221,246
                                                            ------------
Computers & Services--3.4%
   Cisco Systems, Inc. (A)                       2,500            49,500
   Dell Computer Corp. (A)                         800            21,992
   EMC Corp. (A)                                   600             9,840
   Sun Microsystems, Inc. (A)                      900             9,684
   Symbol Technologies, Inc.                       300             4,650
   VeriSign, Inc. (A)                              200             6,172
                                                            ------------
                                                                 101,838
                                                            ------------
Data Processing--2.9%
   Automatic Data Processing                       700            37,800
   Certegy, Inc. (A)                               200             6,938
   First Data Corp.                                500            41,365
                                                            ------------
                                                                  86,103
                                                            ------------
Diversified Manufacturing--0.5%
   Illinois Tool Works                             200            14,276
                                                            ------------


                                             Number of          Market
                                              Shares             Value
                                           -------------    ------------
Electrical Services--3.0%
   General Electric Co.                          2,400      $     89,160
   Molex, Inc., Cl A                               100             2,695
                                                            ------------
                                                                  91,855
                                                            ------------
Entertainment--2.6%
   AOL Time Warner, Inc. (A)                     2,100            55,251
   Walt Disney Co.                               1,100            23,166
                                                            ------------
                                                                  78,417
                                                            ------------
Environmental Services--0.9%
   Ecolab, Inc.                                    600            25,674
                                                            ------------

Financial Services--11.7%
   American Express Co.                            400            14,340
   Charles Schwab Corp.                            800            11,496
   Citigroup, Inc.                               1,500            71,100
   Concord EFS, Inc. (A)                           400            11,660
   Equifax, Inc.                                   400            10,072
   Fannie Mae                                    1,200            97,140
   Franklin Resources, Inc.                        800            29,960
   Freddie Mac                                   1,600           107,392
                                                            ------------
                                                                 353,160
                                                            ------------
Food, Beverage & Tobacco--5.8%
   Anheuser-Busch Cos., Inc.                       600            28,362
   Coca-Cola Co.                                   700            30,625
   General Mills, Inc.                             500            24,775
   Pepsico, Inc.                                   900            45,081
   Sysco Corp.                                     800            23,696
   Wm Wrigley, Jr. Co.                             400            21,856
                                                            ------------
                                                                 174,395
                                                            ------------
Footwear--0.6%
   Nike, Inc., Cl B                                300            17,973
                                                            ------------

Household Products--0.4%
   Valspar Corp.                                   300            12,573
                                                            ------------

Insurance--4.2%
   AMBAC Financial Group, Inc.                     400            23,860
   American International Group                    831            61,618
   Marsh & McLennan Cos.                           400            40,740
                                                            ------------
                                                                 126,218
                                                            ------------
Medical Products & Services--5.2%
   Amgen, Inc. (A)                                 300            16,650
   Baxter International, Inc.                      300            16,749
   Guidant Corp. (A)                               400            19,220
   Johnson & Johnson                             1,200            69,012
   Medtronic, Inc.                                 700            34,489
                                                            ------------
                                                                 156,120
                                                            ------------




             Please see accompanying notes to financial statements.

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44

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                               TD WATERHOUSE TRUST


                TAX MANAGED GROWTH FUND o SCHEDULE OF INVESTMENTS
                                January 31, 2002

                                              Number of         Market
                                               Shares           Value
                                             -----------   --------------
Miscellaneous Business Services--1.4%
   Intuit, Inc. (A)                                100     $       3,925
   Paychex, Inc.                                   300            11,010
   Robert Half International, Inc. (A)           1,000            26,220
                                                            ------------
                                                                  41,155
                                                            ------------
Pharmaceuticals--14.7%
   Abbott Laboratories                             600            34,620
   American Home Products Corp.                    800            51,728
   AstraZeneca PLC ADR                             700            32,893
   Bristol-Myers Squibb Co.                        700            31,759
   Eli Lilly & Co.                                 400            30,040
   GlaxoSmithKline PLC ADR                         513            24,737
   Merck & Co., Inc.                             1,000            59,180
   Pfizer, Inc.                                  2,600           108,342
   Pharmacia Corp.                                 900            36,450
   Schering-Plough Corp.                         1,000            32,380
                                                            ------------
                                                                 442,129
                                                            ------------
Printing & Publishing--1.5%
   McGraw-Hill Cos., Inc.                          700            44,856
                                                            ------------

Professional Services--1.3%
   Apollo Group, Inc., Cl A (A)                    400            18,660
   DeVry, Inc. (A)                                 700            21,357
                                                            ------------
                                                                  40,017
                                                            ------------
Retail--9.6%
   Bed Bath & Beyond, Inc. (A)                     500            17,290
   CVS Corp.                                       300             8,160
   Dollar General Corp.                          1,000            15,800
   Family Dollar Stores                            400            13,492
   Home Depot, Inc.                                900            45,081
   McDonald's Corp.                                500            13,590
   Starbucks Corp. (A)                             600            14,262
   Tiffany & Co.                                   800            28,560
   Wal-Mart Stores, Inc.                         1,300            77,974
   Walgreen Co.                                    500            18,140
   Williams-Sonoma, Inc. (A)                       800            36,800
                                                            ------------
                                                                 289,149
                                                            ------------
Semiconductors/Instruments--7.4%
   Altera Corp. (A)                              1,100            27,632
   Analog Devices, Inc. (A)                        700            30,660
   Applied Materials, Inc. (A)                     400            17,460
   Applied Micro Circuits Corp. (A)                400             4,068
   Broadcom Corp., Cl A (A)                        200             8,494



                                               Number of          Market
                                                Shares            Value
                                             -----------   --------------
   Intel Corp.                                   1,500      $     52,560
   JDS Uniphase Corp. (A)                          300             2,100
   Linear Technology Corp.                         400            16,548
   Maxim Integrated Products (A)                   400            22,196
   Texas Instruments, Inc.                         600            18,726
   Xilinx, Inc. (A)                                500            21,675
                                                            ------------
                                                                 222,119
                                                            ------------
Software--4.6%
   BMC Software, Inc. (A)                          400             7,068
   Computer Associates International, Inc.         300            10,338
   Microsoft Corp. (A)                           1,500            95,565
   Oracle Corp. (A)                              1,400            24,164
                                                            ------------
                                                                 137,135
                                                            ------------
Telephones & Telecommunications--2.6%
   Corning, Inc.                                   100               797
   Nokia Oyj Corp. ADR                             100             2,345
   Telefonaktiebolaget LM Ericsson ADR             800             3,472
   Viacom, Inc. (A)                              1,600            63,984
   Vodafone Group PLC ADR                          300             6,510
                                                            ------------
                                                                  77,108
                                                            ------------
Trucking--0.8%
   Expeditors International Washington, Inc.       400            24,228
                                                            ------------

Total Common Stock
(Cost $3,026,849)--101.4%                                      3,050,529
                                                            ------------

Money Market Fund
(Cost $5,805)--0.2%
   Government Reserve Fund,
   Institutional Class                           5,805             5,805
                                                            ------------

Total Investments
(Cost $3,032,654)--101.6%                                      3,056,334

Liabilities in Excess of Other Assets,
Net--(1.6)%                                                      (47,410)
                                                            ------------

Net Assets--100.0%                                            $3,008,924
                                                            ============

(A)     Non-income producing security.
ADR     American Depository Receipt





             Please see accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                                                              45

--------------------------------------------------------------------------------

                                                         TD WATERHOUSE TRUST


                                                 STATEMENTS OF ASSETS AND LIABILITIES
                                                           January 31, 2002


                                                                      Bond                                             Extended
                                                                      Index          Dow 30            500 Index     Market Index
                                                                      Fund            Fund               Fund            Fund
                                                                ---------------   --------------    ---------------  ---------------
ASSETS

        Investments, at cost                                     $   5,879,908    $ 155,986,290     $  26,960,835     $   8,520,890
                                                                 -------------    -------------     -------------     -------------

        Investments in securities, at market value               $   5,957,575    $ 147,845,141     $  24,729,372     $   6,434,111

        Cash                                                            49,936             --             944,053           102,406
        Dividends and interest receivable                              105,486          127,118            19,151             3,499
        Receivable from Investment Manager

           and its affiliates (Note 3)                                   3,813             --                --                --
        Receivable for capital shares sold                               6,620        1,086,237         1,413,817             5,509
        Receivable for investment securities sold                         --               --                --               5,381
        Receivable from broker                                            --             98,359            43,218              --
        Variation margin receivable                                       --             24,660            11,860              --
                                                                 -------------    -------------     -------------     -------------
        TOTAL ASSETS                                                 6,123,430      149,181,515        27,161,471         6,550,906
                                                                 -------------    -------------     -------------     -------------

LIABILITIES

        Dividends payable to shareholders                                  733             --                --                --
        Payable to custodian bank                                         --             80,852              --                --
        Payable for capital shares redeemed                              2,620           47,016             7,832             3,420
        Payable for investment securities purchased                       --          1,663,423         2,252,751           104,894
        Payable to Investment Manager
           and its affiliates (Note 3)                                    --             12,377             8,466             1,295
        Other accrued expenses                                          71,934           78,594            45,873            82,825
                                                                 -------------    -------------     -------------     -------------

        TOTAL LIABILITIES                                               75,287        1,882,262         2,314,922           192,434
                                                                 -------------    -------------     -------------     -------------

NET ASSETS                                                       $   6,048,143    $ 147,299,253     $  24,846,549     $   6,358,472
                                                                 =============    =============     =============     =============
        Net assets consist of:
        Paid-in-capital                                          $   5,963,500    $ 161,325,698     $  27,399,650     $   8,460,262

        Undistributed net investment income                               --              3,599            14,664             6,598
        Accumulated net realized gains (losses)
           from security transactions                                    6,976       (5,862,255)         (340,937)          (21,609)
        Net unrealized appreciation/depreciation on
           investments and futures contracts                            77,667       (8,167,789)       (2,226,828)       (2,086,779)
                                                                 -------------    -------------     -------------     -------------

        Net assets, at value                                     $   6,048,143    $ 147,299,253     $  24,846,549     $   6,358,472
                                                                 =============    =============     =============     =============

        Shares of beneficial interest outstanding                      580,167       14,864,357         3,321,946         1,010,050
                                                                 =============    =============     =============     =============
        Net asset value, redemption price and
           offering price per share (Note 2)                     $       10.42    $        9.91     $        7.48     $        6.30
                                                                 =============    =============     =============     =============


             Please see accompanying notes to financial statements.

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46

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                                                         TD WATERHOUSE TRUST


                                                 STATEMENTS OF ASSETS AND LIABILITIES
                                                           January 31, 2002


                                                                         Asian           European                       Tax Managed
                                                                         Index             Index        Technology        Growth
                                                                         Fund              Fund            Fund            Fund
                                                                   --------------      ------------    ------------    -------------
ASSETS

        Investments, at cost                                         $ 5,797,922      $ 6,246,242      $ 5,917,216      $ 3,032,654
                                                                     -----------      -----------      -----------      -----------

        Investments in securities, at market value                   $ 3,740,148      $ 4,864,632      $ 4,345,333      $ 3,056,334

        Cash, including foreign currency, at value                        66,107           39,484           53,914            4,015
        Dividends, foreign tax reclaims and
           interest receivable                                               769            6,519              299            2,337
        Receivable for capital shares sold                                   434            5,000              446            1,240
        Receivable from broker                                             6,040             --               --               --
        Variation margin receivable                                          329             --              1,200             --
                                                                     -----------      -----------      -----------      -----------
        TOTAL ASSETS                                                   3,813,827        4,915,635        4,401,192        3,063,926
                                                                     -----------      -----------      -----------      -----------

LIABILITIES

        Payable for investment securities purchased                         --               --             48,009             --
        Payable to Investment Manager
           and its affiliates (Note 3)                                     5,788            2,933            6,086            2,301
        Other accrued expenses                                            86,978          111,945           40,443           52,701
        Net unrealized depreciation on forward
           foreign currency contracts                                        180               15             --               --
                                                                     -----------      -----------      -----------      -----------
        TOTAL LIABILITIES                                                 92,946          114,893           94,538           55,002
                                                                     -----------      -----------      -----------      -----------

NET ASSETS                                                           $ 3,720,881      $ 4,800,742      $ 4,306,654      $ 3,008,924
                                                                     ===========      ===========      ===========      ===========
        Net assets consist of:
        Paid-in-capital                                              $ 6,144,476      $ 6,415,671      $ 8,083,246      $ 3,728,205

        Accumulated net investment loss                                  (12,476)         (11,494)            --               --
        Accumulated net realized loss
           from security transactions                                   (351,404)        (221,518)      (2,198,379)        (742,961)
        Net unrealized appreciation/depreciation
           on investments and futures contracts                       (2,059,335)      (1,381,610)      (1,578,213)          23,680
        Net unrealized appreciation/depreciation on
           foreign currency and translation of other
           assets and liabilities in foreign currency                       (380)            (307)            --               --
                                                                     -----------      -----------      -----------      -----------
        Net assets, at value                                         $ 3,720,881      $ 4,800,742      $ 4,306,654      $ 3,008,924
                                                                     ===========      ===========      ===========      ===========

        Shares of beneficial interest outstanding                        663,560          673,434        1,135,283          392,324
                                                                     ===========      ===========      ===========      ===========

        Net asset value, redemption price and
           offering price per share (Note 2)                         $      5.61      $      7.13      $      3.79      $      7.67
                                                                     ===========      ===========      ===========      ===========




             Please see accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                                                              47


--------------------------------------------------------------------------------

                                                         TD WATERHOUSE TRUST

                                                       STATEMENTS OF OPERATIONS
                                                 For the Year Ended January 31, 2002


                                                                   Bond                                                Extended
                                                                   Index          Dow 30          500 Index          Market Index
                                                                   Fund            Fund             Fund                 Fund
                                                             -------------     --------------   --------------     ---------------
INVESTMENT INCOME
        Interest Income                                       $    214,637     $       25,958   $        1,443     $     --
        Dividend Income                                                 --          2,563,992          190,816              52,757
        Less: Foreign Taxes Withheld                                    --                 --             (853)               (124)
                                                             -------------     --------------   --------------     ---------------
        TOTAL INVESTMENT INCOME                                    214,637          2,589,950          191,406              52,633
                                                             -------------     --------------   --------------     ---------------
EXPENSES
        Investment management fees (Note 3)                         12,286            287,078           44,081              14,657
        Shareholder servicing fees (Note 3)                         10,238            358,851           36,734              12,214
        Transfer agent fees (Note 3)                                 2,048             71,772            7,347               2,443
        Administration fees (Note 3)                                 4,095                 --           14,694               4,886
        Registration fees                                           41,631             36,319           36,433              34,061
        Professional fees                                           26,398             75,683           31,397              31,396
        Custody fees                                                14,988             50,059           10,156              10,033
        Trustees' fees                                               5,051              5,052            5,051               5,051
        Shareholder reports and mailing fees                           106             98,252              418                 209
        Other expenses                                              10,761             14,558           11,977              11,767
                                                             -------------     --------------   --------------     ---------------
        TOTAL EXPENSES                                             127,602            997,624          198,288             126,717

        Fees waived/expenses reimbursed by the
           Investment Manager and its affiliates (Note 3)         (113,269)          (638,774)        (146,859)           (107,173)
                                                             -------------     --------------   --------------     ---------------
        NET EXPENSES                                                14,333            358,850           51,429              19,544
                                                             -------------     --------------   --------------     ---------------
        NET INVESTMENT INCOME                                      200,304          2,231,100          139,977              33,089
                                                             -------------     --------------   --------------     ---------------

REALIZED AND UNREALIZED GAINS (LOSSES)
ON INVESTMENTS
        Net realized gain (loss) from security transactions         77,738         (1,626,458)        (195,814)            (16,286)
        Net realized loss on futures                                    --           (171,000)        (108,045)             (4,648)
        Net change in unrealized appreciation/
           depreciation on investments                              (1,669)       (11,191,110)      (1,809,503)           (981,749)
        Net change in unrealized appreciation/
           depreciation on futures contracts                            --            (36,900)          (6,065)                 --
                                                             -------------     --------------   --------------     ---------------
NET REALIZED AND UNREALIZED GAINS
(LOSSES) ON INVESTMENTS                                             76,069        (13,025,468)      (2,119,427)         (1,002,683)
                                                             -------------     --------------   --------------     ---------------
NET INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                               $    276,373     $  (10,794,368)  $   (1,979,450)    $      (969,594)
                                                             =============     ==============   ==============     ===============


             Please see accompanying notes to financial statements.

--------------------------------------------------------------------------------
48


--------------------------------------------------------------------------------

                                                         TD WATERHOUSE TRUST

                                                       STATEMENTS OF OPERATIONS
                                                 For the Year Ended January 31, 2002


                                                                      Asian        European                        Tax Managed
                                                                      Index          Index         Technology        Growth
                                                                      Fund           Fund             Fund            Fund
                                                                --------------   ------------     ------------    ------------
INVESTMENT INCOME
        Interest Income                                          $     1,225     $        65     $       119     $       112
        Dividend Income                                               51,622         100,232           6,463          23,942
        Less: Foreign Taxes Withheld                                  (5,377)        (11,875)            (35)            (73)
                                                                 -----------     -----------     -----------     -----------
        TOTAL INVESTMENT INCOME                                       47,470          88,422           6,547          23,981
                                                                 -----------     -----------     -----------     -----------
EXPENSES

        Investment management fees (Note 3)                           16,090          18,740          25,856          17,333
        Shareholder servicing fees (Note 3)                           10,056          11,712           9,234           6,667
        Transfer agent fees (Note 3)                                   2,011           2,343           1,847           1,333
        Administration fees (Note 3)                                   4,023           4,685           3,693           2,667
        Registration fees                                             24,150          24,093          24,046          23,954
        Professional fees                                             31,397          31,399          21,199          20,919
        Custody fees                                                  22,695          54,683          10,031          10,005
        Trustees' fees                                                 5,051           5,050           5,051           5,051
        Shareholder reports and mailing fees                             105             105             209             103
        Other expenses                                                15,719          16,220          11,482          10,942
                                                                 -----------     -----------     -----------     -----------
        TOTAL EXPENSES                                               131,297         169,030         112,648          98,974

        Fees waived/expenses reimbursed by the
           Investment Manager and its affiliates (Note 3)           (107,966)       (141,857)        (66,477)        (69,641)
                                                                 -----------     -----------     -----------     -----------
        NET EXPENSES                                                  23,331          27,173          46,171          29,333
                                                                 -----------     -----------     -----------     -----------
        NET INVESTMENT INCOME (LOSS)                                  24,139          61,249         (39,624)         (5,352)
                                                                 -----------     -----------     -----------     -----------

REALIZED AND UNREALIZED GAINS (LOSSES)
ON INVESTMENTS
        Net realized loss from security transactions                (258,161)       (197,560)     (1,908,587)       (566,594)
        Net realized gain (loss) on futures                          (53,129)           --            23,200            --
        Net realized loss on foreign
           currency transactions                                     (18,513)        (24,286)           --              --
        Net change in unrealized appreciation/
           depreciation on investments                            (1,167,631)     (1,228,601)         24,930         127,647
        Net change in unrealized appreciation/
           depreciation on futures contracts                          (2,022)         (1,417)         (6,330)           --
        Net change in unrealized appreciation/depreciation
           on forward foreign currency contracts, foreign
           currency, and translation of other assets
           and liabilities denominated in foreign currency              (880)            809            --              --
                                                                 -----------     -----------     -----------     -----------
NET REALIZED AND UNREALIZED
LOSSES ON INVESTMENTS                                             (1,500,336)     (1,451,055)     (1,866,787)       (438,947)
                                                                 -----------     -----------     -----------     -----------

NET DECREASE IN NET ASSETS
FROM OPERATIONS                                                  $(1,476,197)    $(1,389,806)    $(1,906,411)    $  (444,299)
                                                                 ===========     ===========     ===========     ===========



             Please see accompanying notes to financial statements.

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                                                         TD WATERHOUSE TRUST


                                                 STATEMENTS OF CHANGES IN NET ASSETS

                                                                    Bond Index Fund                   Dow 30 Fund

                                                           Year          Period          Year             Period           Year
                                                          Ended           Ended          Ended             Ended           Ended
                                                         January 31,    January 31,    January 31,       January 31,     October 31,
                                                           2002           2001*          2002             2001**           2000
                                                      --------------    ------------  ------------    -------------    ------------
OPERATIONS:

        Net investment income                           $  200,304    $    51,629    $   2,231,100    $    551,133    $   2,254,928

        Net realized gain (loss) from security
          transactions and futures                          77,738          3,070       (1,797,458)      1,678,955       15,234,788
        Net change in unrealized appreciation/
          depreciation on investments and
          futures contracts                                 (1,669)        79,336      (11,228,010)     (2,975,603)     (11,108,775)
                                                        ----------    -----------    -------------    ------------    -------------


Net increase (decrease) in net assets from operations      276,373        134,035      (10,794,368)       (745,515)       6,380,941
                                                        ----------    -----------    -------------    ------------    -------------


DISTRIBUTIONS TO SHAREHOLDERS:
        From net investment income                        (200,304)       (51,629)      (2,227,501)       (541,127)      (2,264,934)
        From net realized gains on security
          transactions                                     (73,832)          --               --       (17,446,629)      (3,057,262)
                                                        ----------    -----------    -------------    ------------    -------------
Total distributions to shareholders                       (274,136)       (51,629)      (2,227,501)    (17,987,756)      (5,322,196)
                                                        ----------    -----------    -------------    ------------    -------------

CAPITAL SHARE TRANSACTIONS:
        Proceeds from shares sold                        5,547,119      2,540,629       39,430,969       8,103,581       88,503,495
        Shares issued in reinvestment of dividends         269,049         51,193        2,230,188      17,976,993        5,322,196
        Payments for shares redeemed                     2,344,002)      (100,488)     (35,186,782)    (14,204,742)    (109,491,695)
                                                        ----------    -----------    -------------    ------------    -------------

Net increase (decrease) in net assets from capital
  share transactions                                     3,472,166      2,491,334        6,474,375      11,875,832      (15,666,004)
                                                        ----------    -----------    -------------    ------------    -------------



TOTAL INCREASE (DECREASE) IN NET ASSETS                  3,474,403      2,573,740       (6,547,494)     (6,857,439)     (14,607,259)

NET ASSETS:
        Beginning of period                              2,573,740           --        153,846,747     160,704,186      175,311,445
                                                        ----------    -----------    -------------    ------------    -------------


        End of period                                   $6,048,143    $ 2,573,740    $ 147,299,253    $153,846,747    $ 160,704,186

                                                        ==========    ===========    =============    ============    =============

Undistributed net investment income                     $     --      $      --      $       3,599    $     10,006    $        --
                                                        ==========    ===========    =============    ============    =============


CAPITAL STOCK TRANSACTIONS
        Shares sold                                        528,215        252,906        3,983,571         760,780        8,195,894
        Shares issued for dividends reinvested              25,684          5,042          220,751       1,903,572          492,427
        Shares redeemed                                   (221,915)        (9,765)      (3,472,467)     (1,331,320)     (10,094,133)
        Effect of reverse stock split                         --             --               --        (1,854,052)        (281,516)
                                                        ----------    -----------     -------------   -------------    -------------


Net increase (decrease) in shares outstanding              331,984        248,183          731,855        (521,020)      (1,687,328)
                                                        ==========    ===========    =============    ============    =============


* The Fund commenced operations on August 31, 2000.

** The Dow 30 Fund changed its fiscal year end from October 31 to January 31.



             Please see accompanying notes to financial statements.

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50

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                                                         TD WATERHOUSE TRUST


                                                 STATEMENTS OF CHANGES IN NET ASSETS

                                                                         500 Index Fund              Extended Market Index Fund

                                                                   Year          Period           Year          Period
                                                                   Ended          Ended           Ended          Ended
                                                                January 31,    January 31,     January 31,    January 31,
                                                                   2002           2001*           2002           2001*
                                                            ---------------   --------------   -----------   -------------
OPERATIONS:

        Net investment income                                $    139,977    $     17,705    $     33,089    $      6,335

        Net realized gain (loss) from security
           transactions and futures                              (303,859)        (25,648)        (20,934)         14,726
        Net change in unrealized appreciation/depreciation
           on investments and futures contracts                (1,815,568)       (411,260)       (981,749)     (1,105,030)
                                                             ------------    ------------    ------------    ------------
Net decrease in net assets from operations                     (1,979,450)       (419,203)       (969,594)     (1,083,969)
                                                             ------------    ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
        From net investment income                               (129,154)        (13,746)        (31,509)         (5,200)
        From net realized gains on security
           transactions                                              --           (11,548)        (11,518)           --
                                                             ------------    ------------    ------------    ------------
Total distributions to shareholders                              (129,154)        (25,294)        (43,027)         (5,200)
                                                             ------------    ------------    ------------    ------------

CAPITAL SHARE TRANSACTIONS:
        Proceeds from shares sold                              22,314,859      11,034,874       2,995,061       6,116,663
        Shares issued in reinvestment of dividends                120,186          24,709          40,207           5,161
        Payments for shares redeemed                           (5,444,385)       (650,593)       (672,853)        (23,977)
                                                             ------------    ------------    ------------    ------------

Net increase in net assets from capital
  share transactions                                           16,990,660      10,408,990       2,362,415       6,097,847
                                                             ------------    ------------    ------------    ------------

TOTAL INCREASE IN NET ASSETS                                   14,882,056       9,964,493       1,349,794       5,008,678

NET ASSETS:
        Beginning of period                                     9,964,493            --         5,008,678            --
                                                             ------------    ------------    ------------    ------------
        End of period                                        $ 24,846,549    $  9,964,493    $  6,358,472    $  5,008,678

                                                             ============    ============    ============    ============
Undistributed net investment income                          $     14,664    $      3,959    $      6,598    $      1,135
                                                             ============    ============    ============    ============
CAPITAL STOCK TRANSACTIONS
        Shares sold                                             2,922,177       1,174,938         474,695         641,773
        Shares issued for dividends reinvested                     15,940           2,758           6,496             673
        Shares redeemed                                          (720,609)        (73,258)       (110,429)         (3,158)
                                                             ------------    ------------    ------------    ------------
Net increase in shares outstanding                              2,217,508       1,104,438         370,762         639,288
                                                             ============    ============    ============    ============

* The Fund commenced operations on August 31, 2000.


             Please see accompanying notes to financial statements.

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                                                                              51

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                                                         TD WATERHOUSE TRUST


                                                 STATEMENTS OF CHANGES IN NET ASSETS

f

                                                                        Asian Index Fund           European Index Fund


                                                                   Year           Period         Year            Period
                                                                   Ended           Ended         Ended            Ended
                                                                January 31,     January 31,   January 31,      January 31,
                                                                   2002            2001*         2002             2001*
                                                              ---------------  ------------  --------------   -------------
OPERATIONS:
        Net investment income                                  $    24,139    $     6,404    $    61,249    $     2,503
        Net realized loss from security
           transactions and futures                               (311,290)       (40,114)      (197,560)       (22,760)
        Net realized gain (loss) on foreign
           currency transactions                                   (18,513)       (19,826)       (24,286)         1,751
        Net change in unrealized appreciation/
           depreciation on investments and futures contracts    (1,169,653)      (889,682)    (1,230,018)      (151,592)
        Net change in unrealized appreciation/
          depreciation on forward foreign currency
          contracts, foreign currency, and
          translation of other assets and liabilities
          denominated in foreign currency                             (880)           500            809         (1,116)
                                                               -----------    -----------    -----------    -----------
Net decrease in net assets from operations                      (1,476,197)      (942,718)    (1,389,806)      (171,214)
                                                               -----------    -----------    -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
        From net investment income                                    --           (5,384)       (53,820)          --
        From net realized gains on security
           transactions                                               --             --             --             (718)
                                                               -----------    -----------    -----------    -----------
Total distributions to shareholders                                   --           (5,384)       (53,820)          (718)
                                                               -----------    -----------    -----------    -----------
CAPITAL SHARE TRANSACTIONS:
        Proceeds from shares sold                                1,199,984      5,569,574      1,035,739      6,067,796
        Shares issued in reinvestment of dividends                    --            5,384         52,536            718
        Payments for shares redeemed                              (513,184)      (116,578)      (149,841)      (590,648)
                                                               -----------    -----------    -----------    -----------
Net increase in net assets from capital
  share transactions                                               686,800      5,458,380        938,434      5,477,866
                                                               -----------    -----------    -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           (789,397)     4,510,278       (505,192)     5,305,934

NET ASSETS:
        Beginning of period                                      4,510,278           --        5,305,934           --
                                                               -----------    -----------    -----------    -----------
        End of period                                          $ 3,720,881    $ 4,510,278    $ 4,800,742    $ 5,305,934
                                                               ===========    ===========    ===========    ===========

Undistributed net investment income/
(Accumulated net investment loss)                              $   (12,476)   $   (18,102)   $   (11,494)   $     4,254
                                                               ===========    ===========    ===========    ===========

CAPITAL STOCK TRANSACTIONS
        Shares sold                                                179,224        567,569        134,087        613,631
        Shares issued for dividends reinvested                        --              619          7,216             77
        Shares redeemed                                            (70,578)       (13,274)       (19,277)       (62,300)
                                                               -----------    -----------    -----------    -----------
Net increase in shares outstanding                                 108,646        554,914        122,026        551,408
                                                               ===========    ===========    ===========    ===========

* The Fund commenced operations on August 31, 2000.




             Please see accompanying notes to financial statements.

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52

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                                                         TD WATERHOUSE TRUST


                                                 STATEMENTS OF CHANGES IN NET ASSETS

                                                                             Technology Fund         Tax Managed Growth Fund


                                                                       Year          Period         Year            Period
                                                                       Ended          Ended         Ended            Ended
                                                                    January 31,    January 31,   January 31,      January 31,
                                                                       2002           2001*         2002             2001*
                                                                   ------------  --------------  ------------  ---------------
OPERATIONS:

        Net investment loss                                        $   (39,624)   $   (14,946)   $    (5,352)   $    (2,171)

        Net realized loss from security transactions and futures    (1,885,387)      (253,341)      (566,594)      (176,367)
        Net change in unrealized appreciation/
          depreciation on investments and futures contracts             18,600     (1,596,813)       127,647       (103,967)
                                                                   -----------    -----------    -----------    -----------
Net decrease in net assets from operations                          (1,906,411)    (1,865,100)      (444,299)      (282,505)
                                                                   -----------    -----------    -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
        From net realized gains on security
           transactions                                                   --          (48,575)          --             --
                                                                   -----------    -----------    -----------    -----------
Total distributions to shareholders                                       --          (48,575)          --             --
                                                                   -----------    -----------    -----------    -----------
CAPITAL SHARE TRANSACTIONS:
        Proceeds from shares sold                                    2,707,519      6,361,017        573,899      3,223,896
        Shares issued in reinvestment of dividends                        --           48,079           --             --
        Payments for shares redeemed                                  (879,545)      (110,330)       (58,648)        (3,419)
                                                                   -----------    -----------    -----------    -----------
Net increase in net assets from capital
  share transactions                                                 1,827,974      6,298,766        515,251      3,220,477
                                                                   -----------    -----------    -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                (78,437)     4,385,091         70,952      2,937,972

NET ASSETS:
        Beginning of period                                          4,385,091           --        2,937,972           --
                                                                   -----------    -----------    -----------    -----------
        End of period                                              $ 4,306,654    $ 4,385,091    $ 3,008,924    $ 2,937,972
                                                                   ===========    ===========    ===========    ===========


CAPITAL STOCK TRANSACTIONS
        Shares sold                                                    668,968        698,769         75,871        324,596
        Shares issued for dividends reinvested                            --            7,318           --             --
        Shares redeemed                                               (222,155)       (17,617)        (7,743)          (400)
                                                                   -----------    -----------    -----------    -----------
Net increase in shares outstanding                                     446,813        688,470         68,128        324,196
                                                                   ===========    ===========    ===========    ===========

* The Fund commenced operations on August 31, 2000.


             Please see accompanying notes to financial statements.

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                                                                              53

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                               TD WATERHOUSE TRUST

                              FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                Bond Index Fund

                                                                      Year                           Period
                                                                      Ended                           Ended
                                                                   January 31,                     January 31,
                                                                      2002                          2001 (A)
                                                                 --------------                 ------------

PER SHARE OPERATING PERFORMANCE
        Net asset value, beginning of period                     $        10.37                 $       10.00
                                                                 --------------                 -------------

INVESTMENT OPERATIONS
        Net investment income (C)                                          0.52                          0.24
        Net realized and unrealized gains
           on investments                                                  0.20                          0.37
                                                                 --------------                 -------------

        TOTAL FROM INVESTMENT OPERATIONS                                   0.72                          0.61
                                                                 --------------                 -------------

DISTRIBUTIONS TO SHAREHOLDERS
        Distributions from net investment income                          (0.52)                        (0.24)
        Distributions from realized gains on investments                  (0.15)                           --
                                                                 --------------                 -------------
        TOTAL DISTRIBUTIONS                                               (0.67)                        (0.24)
                                                                 --------------                 -------------
Net asset value, end of period                                   $        10.42                 $       10.37
                                                                 ==============                 =============

RATIOS

        Ratio of net expenses to average net assets                        0.35%                         0.15%
        Ratio of net investment income to average net assets               4.89%                         2.39%
        Decrease reflected in above expense ratio
           due to waivers/reimbursements by the
           Investment Manager and its affiliates (Note 3)                  2.77%                         2.24%

SUPPLEMENTAL DATA
        Portfolio turnover rate                                              46%                            4%

        Total investment return (B)                                        7.11%                         6.19%

        Net assets, end of period                                $    6,048,143                 $   2,573,740
                                                                 ==============                 =============
        Average net assets                                       $    4,095,404                 $   2,161,257
                                                                 ==============                 =============



(A) The Fund commenced operations on August 31, 2000. All ratios for the period have not been annualized.

(B) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends. Total investment return for periods less than one year have not been annualized.

(C) Based on average shares outstanding at each month end.



             Please see accompanying notes to financial statements.

--------------------------------------------------------------------------------
54


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                               TD WATERHOUSE TRUST

                              FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                  Dow 30 Fund

                                                    Year               Period             Year              Year          Period
                                                    Ended               Ended             Ended             Ended          Ended
                                                 January 31,         January 31,       October 31,       October 31,    October 31
                                                    2002              2001+(B)            2000+             1999+        1998+(C)
                                                 --------------  -----------------  ---------------   -------------   -------------
PER SHARE OPERATING PERFORMANCE
        Net asset value, beginning of period       $   10.89         $   12.37         $   12.30         $    9.86     $   10.07
                                                   ---------         ---------         ---------         ---------     ---------

INVESTMENT OPERATIONS
    Net investment income                               0.16(E)           0.04(E)           0.15              0.16          0.09
    Net realized and unrealized gains (losses)
       on investments                                  (0.98)            (0.28)             0.28              2.44         (0.21)
                                                   ---------         ---------         ---------         ---------     ---------

        TOTAL FROM INVESTMENT
           OPERATIONS                                  (0.82)            (0.24)             0.43              2.60         (0.12)
                                                   ---------         ---------         ---------         ---------     ---------

DISTRIBUTIONS TO SHAREHOLDERS
   Distributions from net investment income            (0.16)            (0.04)            (0.15)            (0.16)        (0.09)
   Distributions from realized gains on
      investments                                         --             (1.20)            (0.21)               --            --
                                                   ---------         ---------         ---------         ---------     ---------


        TOTAL DISTRIBUTIONS                            (0.16)            (1.24)            (0.36)            (0.16)        (0.09)

                                                   ---------         ---------         ---------         ---------     ---------
Net asset value, end of period                     $    9.91         $   10.89         $   12.37         $   12.30     $    9.86
                                                   =========         =========         =========         =========     ==========

RATIOS

   Ratio of net expenses to average net assets          0.25%             0.06%            0.25%             0.25%          0.25%(A)
   Ratio of net investment income to
    average net assets                                  1.55%             0.36%            1.28%             1.37%          1.48%(A)
   Decrease reflected in above expense ratio
    due to waivers/reimbursements by the
    Investment Manager and its affiliates

      (Note 3)                                          0.45%             0.14%            0.43%             0.43%          0.55%(A)

SUPPLEMENTALDATA

        Portfolio turnover rate                           15%                8%             38%               47%             8%

        Total investment return (D)                    (7.57)%           (0.38)%           3.56%            26.72%         (1.19)%

        Net assets, end of period                $ 147,299,253   $  153,846,747    $ 160,704,186   $   175,311,445    $ 62,211,054
                                                 ==============  ==============    =============   ===============    ============

        Average net assets                       $ 143,540,962   $  153,115,858    $ 175,715,409   $   118,399,466    $ 28,460,853
                                                 ==============  ==============    =============   ===============    ============

(A)  Annualized.
(B) For the three month period ended January 31, 2001. The Dow 30 Fund changed its fiscal year end from October 31 to January 31. All ratios for the period have not been annualized.
(C) The Fund commenced operations on March 31, 1998. All ratios for the period have been annualized.
(D) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends. Total investment return for periods less than one year have not been annualized.
(E)  Based on average shares outstanding at each month end.

+ Adjusted for a .983262 to 1 reverse stock split paid to shareholders of record on December 2, 1999 and a .88674 to 1 reverse stock split paid to shareholders of record on December 7, 2000.


             Please see accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                                                              55


--------------------------------------------------------------------------------


                               TD WATERHOUSE TRUST

                              FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Funds' financial statements.

                                                                        500 Index Fund             Extended Market Index Fund


                                                                  Year               Period           Year             Period
                                                                  Ended               Ended           Ended             Ended
                                                               January 31,         January 31,     January 31,       January 31,
                                                                  2002              2001 (A)          2002            2001 (A)
                                                            -----------        -------------     --------------     ------------

PER SHARE OPERATING PERFORMANCE
        Net asset value, beginning of period                $       9.02        $     10.00       $        7.83      $    10.00
                                                            ------------       -------------     --------------     ------------

INVESTMENT OPERATIONS
        Net investment income (C)                                   0.07               0.02                0.04            0.01
        Net realized and unrealized losses
           on investments                                          (1.56)             (0.97)              (1.52)          (2.17)
                                                            ------------       -------------     --------------     ------------


        TOTAL FROM INVESTMENT OPERATIONS                           (1.49)             (0.95)              (1.48)          (2.16)
                                                            ------------       -------------     --------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS
        Distributions from net investment income                   (0.05)             (0.02)              (0.04)          (0.01)
        Distributions from realized gains on investments              --              (0.01)              (0.01)             --
                                                            ------------       -------------     --------------     ------------
        TOTAL DISTRIBUTIONS                                        (0.05)             (0.03)              (0.05)          (0.01)
                                                            ------------       -------------     --------------     ------------

Net asset value, end of period                              $       7.48        $      9.02       $        6.30      $     7.83
                                                            ============       =============     ==============     ============

RATIOS

        Ratio of net expenses to average net assets                 0.35%              0.15%               0.40%           0.17%
        Ratio of net investment income to
           average net assets                                       0.95%              0.26%               0.68%           0.14%
        Decrease reflected in above expense ratio
           due to waivers/reimbursements by the
           Investment Manager and its affiliates (Note 3)           1.00%              0.69%               2.19%           1.08%

SUPPLEMENTAL DATA

        Portfolio turnover rate                                       13%                 1%                 59%              21%

        Total investment return (B)                               (16.53)%            (9.47)%            (18.90)%         (21.55)%

        Net assets, end of period                           $ 24,846,549       $  9,964,493      $   6,358,472      $  5,008,678
                                                            ============       =============     ==============     ============

        Average net assets                                  $ 14,693,674       $  6,824,026      $   4,885,732      $  4,536,667
                                                            ============       =============     ==============     ============


(A) The Fund commenced operations on August 31, 2000. All ratios for the period have not been annualized.

(B) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends. Total investment return for periods less than one year have not been annualized.

(C) Based on average shares outstanding at each month end.



             Please see accompanying notes to financial statements.

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56


--------------------------------------------------------------------------------

                               TD WATERHOUSE TRUST

                              FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Funds' financial statements.

                                                                     Asian Index Fund                  European Index Fund


                                                               Year              Period              Year            Period
                                                               Ended              Ended              Ended            Ended
                                                            January 31,        January 31,        January 31,      January 31,
                                                               2002             2001 (A)             2002           2001 (A)
                                                         --------------     ----------------    --------------    -------------
PER SHARE OPERATING PERFORMANCE
        Net asset value, beginning of period             $         8.13     $        10.00      $        9.62     $   10.00
                                                         --------------    ----------------    --------------    -------------
INVESTMENT OPERATIONS
        Net investment income (C)                                   .04               0.01               0.10             0.01
        Net realized and unrealized losses
          on investments                                          (2.56)             (1.87)             (2.51)           (0.39)
                                                         --------------    ----------------    --------------    -------------
        TOTAL FROM INVESTMENT OPERATIONS                          (2.52)             (1.86)             (2.41)           (0.38)
                                                         --------------    ----------------    --------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS
        Distributions from net investment income                     --              (0.01)             (0.08)              --
        Distributions from realized gains on investments             --                 --                --             (0.00) (D)
                                                         --------------    ----------------    --------------    -------------
        TOTAL DISTRIBUTIONS                                          --              (0.01)             (0.08)              --
                                                         --------------    ----------------    --------------    -------------
Net asset value, end of period                           $         5.61     $         8.13      $        7.13     $   9.62
                                                         ==============    ================    ==============    =============

RATIOS

        Ratio of net expenses to average net assets             0.58%                 0.24%             0.58%            0.24%
        Ratio of net investment income to
         average net assets                                     0.60%                 0.14%             1.31%            0.05%
        Decrease reflected in above expense ratio
         due to waivers/reimbursements by the
         Investment Manager and its affiliates (Note 3)         2.68%                 1.28%             3.03%            1.50%

SUPPLEMENTAL DATA

        Portfolio turnover rate                                   32%                    0%               29%              13%

        Total investment return (B)                           (31.00)%              (18.62)%          (25.03)%          (3.78)%

        Net assets, end of period                        $    3,720,881     $     4,510,278     $   4,800,742     $   5,305,934
                                                         ==============    ================    ==============    ==============
        Average net assets                               $    4,022,613     $     4,569,565     $   4,685,041     $   4,858,174
                                                         ==============    ================    ==============    ==============


(A) The Fund commenced operations on August 31, 2000. All ratios for the period have not been annualized.

(B) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends. Total investment return for periods less than one year have not been annualized.

(C)  Based  on  average  shares  outstanding  at  each  month  end.

(D)  Amount represents less than $0.01 per share.



             Please see accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                                                              57


--------------------------------------------------------------------------------

                               TD WATERHOUSE TRUST

                              FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Funds' financial statements.

                                                                                                               Tax Managed
                                                                           Technology Fund                     Growth Fund

                                                                   Year             Period             Year               Period
                                                                   Ended             Ended             Ended               Ended
                                                                January 31,       January 31,       January 31,         January 31,
                                                                   2002            2001 (A)            2002              2001 (A)
                                                             --------------      ------------     -------------       ------------
PER SHARE OPERATING PERFORMANCE
        Net asset value, beginning of period                 $        6.37       $     10.00      $        9.06        $    10.00
                                                             -------------       ------------     -------------       ------------

INVESTMENT OPERATIONS
        Net investment loss (C)                                      (0.04)            (0.03)             (0.02)             (0.01)
        Net realized and unrealized losses
          on investments                                             (2.54)            (3.52)             (1.37)             (0.93)
                                                             -------------       ------------     -------------       ------------


        TOTAL FROM INVESTMENT OPERATIONS                             (2.58)            (3.55)             (1.39)             (0.94)
                                                             -------------       ------------     -------------       ------------

DISTRIBUTIONS TO SHAREHOLDERS
        Distributions from realized gains on investments                --             (0.08)               --                  --
                                                             -------------       ------------     -------------       ------------
        TOTAL DISTRIBUTIONS                                             --             (0.08)               --                  --
                                                             -------------       ------------     -------------       ------------

Net asset value, end of period                               $        3.79       $      6.37      $        7.67       $       9.06
                                                             =============       ============     =============       ============
RATIOS

        Ratio of net expenses to average net assets                   1.25%             0.52%              1.10%              0.46%
        Ratio of net investment loss to
           average net assets                                        (1.07%)           (0.36%)            (0.20%)            (0.08%)
        Decrease reflected in above expense ratio
           due to waivers/reimbursements by the
           Investment Manager and its affiliates (Note 3)             1.80%             0.74%              2.61%              2.51%

SUPPLEMENTAL DATA

        Portfolio turnover rate                                         62%               27%                21%                 7%

        Total investment return (B)                                 (40.50)%          (35.53)%           (15.34)%            (9.40)%

        Net assets, end of period                            $   4,306,654        $ 4,385,091      $  3,008,924        $  2,937,972
                                                             =============       ============     =============       ============
        Average net assets                                   $   3,693,773        $ 4,162,072      $  2,666,712        $  2,840,159
                                                             =============       ============     =============       ============


(A) The Fund commenced operations on August 31, 2000. All ratios for the period have not been annualized.

(B) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends. Total investment return for periods less than one year have not been annualized.

(C)  Based on average shares outstanding at each month end.


             Please see accompanying notes to financial statements.

--------------------------------------------------------------------------------
58

--------------------------------------------------------------------------------

                               TD WATERHOUSE TRUST

                NOTES TO FINANCIAL STATEMENTS-- JANUARY 31, 2002

NOTE 1 -- ORGANIZATION

TD Waterhouse Trust (the "Trust") was organized as a Delaware business trust on August 6, 1999. The Trust is registered as an open-end, management investment company with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act") and currently consists of eight funds (the "Funds"), which include the TD Waterhouse Bond Index Fund (the "Bond Index Fund"), TD Waterhouse Dow 30 Fund (the "Dow 30 Fund"), TD Waterhouse 500 Index Fund (the "500 Index Fund"), TD Waterhouse Extended Market Index Fund (the "Extended Market Index Fund"), TD Waterhouse Asian Index Fund (the "Asian Index Fund"), TD Waterhouse European Index Fund (the "European Index Fund"), TD Waterhouse Technology Fund (the "Technology Fund") and TD Waterhouse Tax Managed Growth Fund (the "Tax Managed Growth Fund"). Shares of the Trust are registered under the Securities Act of 1933, as amended. Each of the Funds is "non-diversified" for purposes of the 1940 Act.

The Bond Index Fund seeks to track closely the total return of a broad, market-weighted bond index, before Fund expenses. The Fund's principal strategy is to invest in a mix of investment-grade bonds consistent with those included in the Lehman Aggregate Bond Index. The Dow 30 Fund seeks to track the total return of the Dow Jones Industrial AverageSM before Fund expenses. The 500 Index Fund seeks to track closely the total return of a benchmark index that measures the investment return of large-capitalization stocks before Fund expenses. The Fund invests primarily in the stocks included in the Standard & Poor's 500 Composite Stock Price Index in attempting to match the performance of that index. The Extended Market Index Fund seeks to track closely the total return of a benchmark index that measures the investment return of mid- and small-capitalization stocks before Fund expenses. The Fund invests primarily in stocks included in the Wilshire 4500 Equity Index in attempting to match the performance of that index. The Asian Index Fund seeks to track closely the total return of a benchmark index that measures the investment return of stocks of Pacific Basin companies before Fund expenses. The Fund invests primarily in stocks that comprise the MSCI(R) Pacific Free Index in attempting to match the performance of that index. The European Index Fund seeks to track closely the total return of a benchmark index that measures the investment return of stocks of European companies before Fund expenses. The Fund invests primarily in the stocks that comprise the MSCI(R) Europe Index in attempting to match the performance of that index. The Technology Fund seeks enhanced performance over a benchmark index that measures the investment return of technology stocks before Fund expenses. The Fund invests primarily in stocks representing a broad range of technology companies in attempting to outperform the Goldman Sachs Technology Index. The Tax Managed Growth Fund seeks long-term capital appreciation while minimizing taxable distributions to shareholders. Unlike the other Funds, the Technology and Tax Managed Growth Funds are not index funds.

The Dow 30 Fund commenced operations on March 31, 1998 and became part of the Trust on November 5, 1999. The other Funds commenced operations on August 31, 2000.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Trust's significant accounting policies:

SHARE VALUATION -- The net asset value per share of each Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share are equal to the net asset value per share ("NAV").

SECURITIES VALUATION -- Each of the Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern Time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, the security is valued at the mean of the last bid and asked prices. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Short-term obligations with maturities of 60 days or less are valued at amortized cost which approximates market value. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of Trustees of the Trust.

FOREIGN SECURITIES -- Foreign securities are valued based upon quotations from the primary market in which they are traded. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of these Funds' investments may change on days when you cannot buy or sell shares of a Fund.



--------------------------------------------------------------------------------
                                                                              59

--------------------------------------------------------------------------------

                               TD WATERHOUSE TRUST

                NOTES TO FINANCIAL STATEMENTS-- JANUARY 31, 2002
                                  (Continued)

FOREIGN CURRENCY TRANSLATION -- The books and records of each Fund are maintained in U.S. dollars as follows: (1) the foreign currency market values of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales and income are translated at the rates of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Funds do not isolate the portion of gains and losses on investments which is due to fluctuations in foreign exchange rates from that which is due to fluctuations in the market prices of investments.

FORWARD FOREIGN CURRENCY CONTRACTS -- The Asian Index Fund and European Index Fund enter into forward foreign currency contracts in connection with either specific transactions or portfolio positions. All commitments are "marked-to-market" daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. A Fund realizes gains or losses at the time the forward contracts are extinguished. At January 31, 2002, the following forward foreign currency contracts were outstanding in the Asian Index Fund and the European Index Fund:

                                                                                  IN                             UNREALIZED
                                        SETTLEMENT        CONTRACTS TO         EXCHANGE         MARKET          APPRECIATION
                                           DATE              RECEIVE              FOR            VALUE         (DEPRECIATION)
                                       ------------    -----------------   ---------------    -----------    ------------------
      ASIAN INDEX FUND:
        Foreign Currency Purchases:     02/01/02        JP     6,397,114         $48,000        $47,820             $(180)
                                                                                                                    ======
      EUROPEAN INDEX FUND:
        Foreign Currency Purchases:     02/01/02        UK        24,745          35,000        $34,972             $ (28)
                                        02/01/02        SE        48,018           4,500          4,513                13
                                                                                                                   ------
                                                                                                                    $ (15)
                                                                                                                    ======

JP  Japanese Yen
SE  Swedish Krona
UK  British Sterling

FUTURES CONTRACTS -- Each of the Funds may invest in financial futures contracts. The Funds are required to deposit for the benefit of the broker an amount of cash equivalents equal to a certain percentage of the contract amount.
This is known as the "initial margin". The margin" represents the daily fluctuation in the value of the contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. The Dow 30 Fund, 500 Index Fund, Extended Market Index Fund, Asian Index Fund and European Index
Fund may purchase futures contracts for several reasons: to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, or to reduce transaction costs. The
Technology Fund and the Tax Managed Growth Fund may buy and sell futures and options contracts on securities, financial indices, and foreign currencies.
These Funds may invest in futures and options for any number of reasons, including: managing their exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting their overall exposure to certain markets; attempting to enhance income; as a cash management tool; and protecting the value of portfolio securities. As of January 31, 2002, the following Funds had open futures contracts - long position:

                                                                                      UNREALIZED
                                                    # OF                             APPRECIATION
                                DESCRIPTION       CONTRACTS          VALUE          (DEPRECIATION)        EXPIRATION
                              --------------   -------------     ------------     -----------------    ----------------
        Dow 30 Fund            DJIA Index            18            $1,783,260           $(26,640)       March 2002
        500 Index Fund         S&P 500 Index          3               169,560              4,635        March 2002
        Asian Index Fund       Nikkei 300             4                57,141             (1,561)       March 2002
        Technology Fund        Nasdaq 100             1               155,350             (6,330)       March 2002


--------------------------------------------------------------------------------
60

--------------------------------------------------------------------------------


                               TD WATERHOUSE TRUST

                NOTES TO FINANCIAL STATEMENTS-- JANUARY 31, 2002
                                  (Continued)


REPURCHASE AGREEMENTS -- Each of the Funds may enter into repurchase agreements with financial institutions deemed to be creditworthy by TD Waterhouse Asset Management, Inc. (the "Investment Manager") or TD Investment Management, Inc. and T. Rowe Price Associates, Inc. (the "Investment Sub-Advisers"), subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

INVESTMENT INCOME -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized and classified as interest income over the lives of the respective securities. Under the terms of the custody agreement, each Fund receives net earnings credits based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

DISTRIBUTIONS TO SHAREHOLDERS -- Dividends arising from net investment income, if any, are declared daily and paid monthly by the Bond Index Fund and Dow 30 Fund. Dividends arising from net investment income for the remaining Funds, if any, will be declared and paid annually. Net realized short-term capital gain, if any, may be distributed during the year and net realized long-term capital gain, if any, is distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

SECURITIES TRANSACTIONS -- Securities transactions are accounted for on the trade date. Realized gain and loss from securities transactions are recorded on a specific identification basis.

EXPENSES -- Expenses directly attributable to each Fund are charged to that Fund's operations. Expenses which are applicable to all Funds in the Trust are allocated on a pro rata basis.

USE OF ESTIMATES -- The Trust's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from these estimates.

FEDERAL INCOME TAXES -- It is each Fund's policy to continue to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund (not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the period ended October 31) plus undistributed amounts from prior years.

The Funds may be subject to taxes imposed by countries in which they invest with respect to investments in issuers existing or operating in such countries. Such taxes are generally based on either income earned or repatriated. The Funds accrue such taxes when the related income is earned.

IMPLEMENTATION OF NEW ACCOUNTING STANDARDS -- The Funds implemented the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies (the "Guide"), as required on February 1, 2001. The implementation did not have any material impact on the results of operations or financial condition of the Funds upon adoption of the provisions of the Guide.


--------------------------------------------------------------------------------
                                                                              61

--------------------------------------------------------------------------------


                               TD WATERHOUSE TRUST

                NOTES TO FINANCIAL STATEMENTS-- JANUARY 31, 2002
                                  (Continued)

NOTE 3-- INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES OF THE INVESTMENT MANAGER

Under the terms of an Investment Management Agreement with TD Waterhouse Asset Management, Inc. (the "Investment Manager"), a majority-owned subsidiary of The Toronto-Dominion Bank, for the investment management services furnished to each Fund, each Fund pays monthly an annual investment management fee, equal to a percentage of its average daily net assets. Additionally, the Investment Manager voluntarily limits each Fund's overall expense ratio to a specified percentage of average daily net assets on an annual basis. Until August 31, 2002, each Fund, other than the Dow 30 Fund, is required to reimburse the investment manager for these expenses, provided that the Fund's assets have grown or expenses have declined sufficiently to allow reimbursement without causing its net expenses to exceed the stated amount. The following represents the Investment Manager's annual rate of the investment management fee for each Fund and the overall voluntary expense ratio limitation currently in effect.

                                                ANNUAL
                                              INVESTMENT         VOLUNTARY
                                              MANAGEMENT          EXPENSE
                                                  FEE              LIMIT
                                             --------------    -------------

           Bond Index Fund                       0.30%              0.35%
           Dow 30 Fund                           0.20%              0.45%*
           500 Index Fund                        0.30%              0.35%
           Extended Market Index Fund            0.30%              0.40%
           Asian Index Fund                      0.40%              0.58%
           European Index Fund                   0.40%              0.58%
           Technology Fund                       0.70%              1.25%
           Tax Managed Growth Fund               0.65%              1.10%

* FOR THE YEAR ENDED JANUARY 31, 2002, THE INVESTMENT MANAGER LIMITED EXPENSES TO 0.25%.

TD Investment Management Inc. ("TDIM") serves as Investment Sub-Adviser to the Bond Index Fund, 500 Index Fund, Extended Market Index Fund, Asian Index Fund, and European Index Fund. T. Rowe Price Associates, Inc. serves as Investment Sub-Adviser to the Technology Fund and the Tax Managed Growth Fund. The
Investment Manager, not the Funds, is responsible for compensating the Investment Sub-Advisers. The Dow 30 Fund does not have an Investment Sub-Adviser and is managed by the Investment Manager.

TD Waterhouse Investor Services, Inc. ("TD Waterhouse"), an affiliate of the Investment Manager, has been retained under an Administration Agreement to perform certain administrative services for the Trust. For the administrative services rendered to the Trust, each Fund (except for the Dow 30 Fund) pays TD Waterhouse a monthly fee at an annual rate of 0.10% of its average daily net assets. The Investment Manager pays TD Waterhouse for administration services for the Dow 30 Fund.

TD Waterhouse has been retained under a Shareholder Services Agreement to perform certain shareholder services necessary for the operation of the Trust. The shareholder service plan adopted by the Trust provides that each Fund pays TD Waterhouse a monthly fee at an annual rate of 0.25% of its average daily net assets.

The Trust has entered into a Transfer Agency and Dividend Disbursing Agency Agreement with National Investor Services Corp. (the "Transfer Agent"), an affiliate of the Investment Manager, to perform transfer and dividend disbursing agency-related services. For such services, each Fund pays the Transfer Agent a monthly fee at an annual rate of 0.05% of its average daily net assets.


--------------------------------------------------------------------------------
62

--------------------------------------------------------------------------------


                               TD WATERHOUSE TRUST

                NOTES TO FINANCIAL STATEMENTS-- JANUARY 31, 2002
                                  (Continued)


For the year ended January 31, 2002, the Investment Manager and its affilitates waived all of their fees for each Fund, other than the Dow 30 Fund, as follows:

                                          INVESTMENT                            SHAREHOLDER         TRANSFER
                                          MANAGEMENT      ADMINISTRATION          SERVICE             AGENT              TOTAL
                                          FEE WAIVER        FEE WAIVER          FEE WAIVER         FEE WAIVER           WAIVER
                                        ---------------  -----------------  -----------------   ----------------    -------------

      Bond Index Fund                      $ 12,286         $   4,095             $ 10,238            $ 2,048         $  28,667
      Dow 30 Fund                           255,510                --              319,387             63,877           638,774
      500 Index Fund                         44,081            14,694               36,734              7,347           102,856
      Extended Market Index Fund             14,657             4,886               12,214              2,443            34,200
      Asian Index Fund                       16,090             4,023               10,056              2,011            32,180
      European Index Fund                    18,740             4,685               11,712              2,343            37,480
      Technology Fund                        25,856             3,693                9,234              1,847            40,630
      Tax Managed Growth Fund                17,333             2,667                6,667              1,333            28,000

Additionally, the Investment Manager and affiliates reimbursed the Funds for expenses in excess of the voluntary expense limitation as follows: the Bond Index Fund $84,602, the 500 Index Fund $44,003, the Extended Market Index Fund $72,973, the Asian Index Fund $75,786, the European Index Fund $104,377, the Technology Fund $25,847, and the Tax Managed Growth Fund $41,641.

As of January 31, 2002,  affiliates  of the  Investment  Manager  owned  208,306 shares of the Bond Index Fund, 504,934 shares of the 500 Index Fund, 504,576 shares of the Extended Market Index Fund, 500,596 shares of the Asian Index Fund, 505,817 shares of the European Index Fund, 506,016 shares of the Technology Fund and 300,000 shares of the Tax Managed Growth Fund.

Each Trustee who is not an "interested person" as defined in the Act, who serves on the Board of Trustees/Directors of one or more investment companies in the "Fund Complex" (which includes the Trust, TD Waterhouse Family of Funds, Inc. and National Investors Cash Management Fund, Inc.) receives, in the aggregate:

1.   a base annual retainer of $15,000, payable quarterly.

2. a supplemental annual retainer of $6,000, if serving on the Board of Trustees/Directors of two companies in the Fund Complex, and

3. an additional supplemental annual retainer of $2,500, if serving on the Board of Trustees/Directors of three companies in the Fund Complex, and

4.   a meeting fee of $3,000 for each meeting attended.

Compensation is allocated among the companies and among the respective funds.

The Dow 30 Fund placed all of its portfolio transactions with TD Waterhouse. There were no commissions paid to TD Waterhouse for the year ended January 31, 2002.

NOTE 4 -- MARKET RISK

Some countries in which the Funds may invest require government approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities exchanges in the United States. Consequently, acquisition and disposition of securities by the Funds may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Funds.


--------------------------------------------------------------------------------
                                                                              63

--------------------------------------------------------------------------------


                               TD WATERHOUSE TRUST

                NOTES TO FINANCIAL STATEMENTS-- JANUARY 31, 2002
                                  (Continued)



NOTE 5 -- INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments and U.S. government securities, for the year ended January 31, 2002 were as follows:

                                  PURCHASES         SALES
                                -------------    -------------

Bond Index Fund                 $      --        $      --
Dow 30 Fund                      28,287,407       21,487,483
500 Index Fund                   19,356,205        1,948,953
Extended Market Index Fund        5,370,786        2,936,696
Asian Index Fund                  1,912,959        1,249,531
European Index Fund               2,517,870        1,353,195
Technology Fund                   3,992,766        2,309,251
Tax Managed Growth Fund           1,075,918        2,732,735

The Bond Index Fund purchased $5,190,767 and sold $1,857,691 in U.S. government securities, during the year ended January 31, 2002.

The Federal tax cost and the aggregate gross unrealized appreciation/depreciation on investments for each Fund as of January 31, 2002 was as follows:

                                                        GROSS             GROSS         NET UNREALIZED
                                    FEDERAL          UNREALIZED        UNREALIZED        APPRECIATION/
                                   TAX COST         APPRECIATION      DEPRECIATION       DEPRECIATION
                                --------------   -----------------  ----------------   -----------------

Bond Index Fund                 $  5,879,908      $   104,923      $    (27,256)      $     77,667
Dow 30 Fund                      162,076,022       14,265,528       (28,496,409)       (14,230,881)
500 Index Fund                    26,976,192        1,359,507        (3,606,327)        (2,246,820)
Extended Market Index Fund         8,524,442          519,831        (2,610,162)        (2,090,331)
Asian Index Fund                   5,806,294           59,977        (2,126,123)        (2,066,146)
European Index Fund                6,251,881          108,786        (1,496,035)        (1,387,249)
Technology Fund                    6,548,519          261,078        (2,464,264)        (2,203,186)
Tax Managed Growth Fund            3,041,296          317,878          (302,840)            15,038


NOTE 6 -- FEDERAL TAX INFORMATION

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of January 31, 2002 (actual fiscal year end), primarily attributable to certain net operating losses, which for tax purposes were reclassified to paid-in-capital or were used to offset net short-term capital gains as follows:


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64

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                               TD WATERHOUSE TRUST

                NOTES TO FINANCIAL STATEMENTS-- JANUARY 31, 2002
                                  (Continued)


                                  INCREASE        INCREASE
                                 (DECREASE)      (DECREASE)       INCREASE
                                UNDISTRIBUTED    ACCUMULATED     (DECREASE)
                               NET INVESTMENT   NET REALIZED       PAID IN
                                   INCOME           GAIN           CAPITAL
                              ---------------   --------------   -------------
Dow 30 Fund                     $(10,006)      $(2,939,316)      $ 2,949,322
500 Index Fund                      (118)              118              --
Extended Market Index Fund         3,883            (3,883)             --
Asian Index Fund                 (18,513)           18,513              --
European Index Fund              (23,177)           23,806              (629)
Technology Fund                   39,624              --             (39,624)
Tax Managed Growth Fund            5,352              --              (5,352)

The tax character of dividends and distributions paid during the years ended January 31, 2002 and January 31, 2001 were as follows:

                                               ORDINARY           LONG-TERM
                                                INCOME          CAPITAL GAIN        TOTAL
                                            -------------       --------------     -----------

         Bond Index Fund
              2002                             $  263,519        $    10,617       $  274,136
              2001                                 51,629                 --           51,629
         Dow 30 Fund
              2002                              2,227,501                 --        2,227,501
              2001                              3,703,554         14,284,202       17,987,756
         500 Index Fund
              2002                                129,154                 --          129,154
              2001                                 18,926              6,368           25,294
         Extended Market Index Fund
              2002                                 43,027                 --           43,027
              2001                                  5,200                 --            5,200
         Asian Index Fund
              2002                                     --                 --               --
              2001                                  5,384                 --            5,384
         European Index Fund
              2002                                 53,820                 --           53,820
              2001                                     --                718              718
         Technology Fund
              2002                                     --                 --               --
              2001                                 48,575                 --           48,575
         Tax Managed Growth Fund
              2002                                     --                 --               --
              2001                                     --                 --               --





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                                                                              65

--------------------------------------------------------------------------------


                               TD WATERHOUSE TRUST

                NOTES TO FINANCIAL STATEMENTS-- JANUARY 31, 2002
                                  (Continued)


As of January 31, 2002, the components of Distributable Earnings/(Accumulated Losses) on a tax basis were as follows:

                                           Undistri-                                                                     Total
                             Undistri-      buted          Capital                        Post-                      Distributable
                               buted       Long-term         Loss           Post-       October    Unrealized          Earnings
                             Ordinary      Capital          Carry-         October     Currency    Appreciation       (Accumulated
                              Income        Gain           forwards        Losses       Losses    (Depreciation)        Losses)
                           ------------   ------------  -------------   ------------  ----------- -------------      --------------
Bond Index Fund               $  --        $  6,976    $      --       $    --       $   --       $     77,667       $     84,643
Dow 30 Fund                     3,599       200,837           --            --           --        (14,230,881)       (14,026,445)
500 Index Fund                 14,629          --         (231,604)      (89,306)        --         (2,246,820)        (2,553,101)
Extended Market Index Fund      4,102          --           (4,874)      (10,687)        --         (2,090,331)        (2,101,790)
Asian Index Fund                8,698          --         (327,026)      (20,450)     (16,910)      (2,067,907)        (2,423,595)
European Index Fund              --            --         (213,091)       (2,788)     (11,509)      (1,387,541)        (1,614,929)
Technology Fund                  --            --       (1,373,894)     (199,512)        --         (2,203,186)        (3,776,592)
Tax Managed Growth Fund          --            --         (656,285)      (78,034)        --             15,038           (719,281)


For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. The Fund's capital loss carryforwards will expire between January 31, 2009 and January 31, 2010.

Post-October losses represent losses realized on investments and foreign currency transactions from November 1, 2001 through January 31, 2002 that, in accordance with Federal income tax regulations the Funds have elected to defer and treat as having arisen in the following fiscal year.



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66

--------------------------------------------------------------------------------

                         Report of Independent Auditors

Shareholders and Board of Trustees
TD Waterhouse Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the TD Waterhouse Trust (comprising, respectively, the TD Waterhouse Bond Index Fund, TD Waterhouse Dow 30 Fund, TD Waterhouse 500 Index Fund, TD Waterhouse Extended Market Index Fund, TD Waterhouse Asian Index Fund, TD Waterhouse European Index Fund, TD Waterhouse Technology Fund and TD Waterhouse Tax Managed Growth Fund) as of January 31, 2002, and the related statements of operations for the year then ended and the statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2002 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting TD Waterhouse Trust at January 31, 2002, the results of their operations for the year then ended and the changes in their net assets and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.



                                                    /s/ Ernst & Young LLP

New York, New York
March 7, 2002

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